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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MEAD JOHNSON NUTRITION COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MEAD JOHNSON NUTRITION COMPANY
2701 Patriot Boulevard
Glenview, Illinois 60026
(847) 832-2420

March 23, 2015

Dear Fellow Stockholder:

            We are pleased to invite you to attend our Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026, on Thursday, April 30, 2015, at 9:00 a.m. Central Daylight Time.

            Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

            Whether or not you plan to attend in person, you can ensure that your shares are represented at the Annual Meeting by promptly voting and submitting your proxy by Internet or by telephone or by signing, dating and returning your proxy card in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

Sincerely,

James M. Cornelius	Peter Kasper Jakobsen
Chairman of the Board of Directors	President and Chief Executive Officer

MEAD JOHNSON NUTRITION COMPANY
2701 Patriot Boulevard
Glenview, Illinois 60026
(847) 832-2420

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 30, 2015
9:00 a.m. Central Daylight Time

            Notice is hereby given that the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Mead Johnson Nutrition Company (the "Company") will be held at The Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026, on Thursday, April 30, 2015, at 9:00 a.m. Central Daylight Time, for the following purposes:

    1.
    To elect as directors the nominees named in the Proxy Statement to hold office for a term of one year;

    2.
    To hold an advisory vote to approve the compensation paid to our named executive officers;

    3.
    To approve the Mead Johnson Nutrition Company Long-Term Incentive Plan;

    4.
    To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015; and

    5.
    To transact any other business that may properly come before the Annual Meeting.

            Information relating to the above matters is set forth in the attached proxy statement. Only stockholders of record at the close of business on March 13, 2015 will be entitled to vote at the Annual Meeting.

            You are cordially invited to attend the Annual Meeting in person. However, to ensure that your vote is counted at the Annual Meeting, please vote as promptly as possible.

By order of the Board of Directors,

Patrick M. Sheller Senior Vice President, General Counsel and Secretary

March 23, 2015
Glenview, Illinois

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on April 30, 2015

            The Proxy Statement relating to our 2015 Annual Meeting of Stockholders, the Proxy Card, our Annual Report to Stockholders for the year ended December 31, 2014 and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.meadjohnson.com/proxymaterials.

 Your Vote Is Important

            Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the proxy card. If you plan to attend the meeting, please follow the instructions set forth on page 5 of the attached proxy statement.

MEAD JOHNSON NUTRITION COMPANY
2701 Patriot Boulevard
Glenview, Illinois 60026
(847) 832-2420

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 30, 2015

            The board of directors (the "Board") of Mead Johnson Nutrition Company (referred to herein as "we," "us" or the "Company") solicits your proxy to vote at the 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026, on Thursday, April 30, 2015, at 9:00 a.m. Central Daylight Time, and at any adjournments or postponements thereof. This proxy statement (the "Proxy Statement") is first being released to stockholders by the Company on or about March 23, 2015.

 GENERAL INFORMATION

Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the Annual Meeting to be held on Thursday, April 30, 2015 at 9:00 a.m. Central Daylight Time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement.

Q:
What is included in these materials?

A:
These materials include:

•
This Proxy Statement for the Annual Meeting;

•
A proxy card for the Annual Meeting;

•
The Company's Annual Report to Stockholders for the year ended December 31, 2014 (the "Annual Report"); and

•
The Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the "Form 10-K"), as filed with the Securities and Exchange Commission ("SEC") on February 27, 2015.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on four items at the Annual Meeting:

•
The election to the Board of the 13 nominees named in this Proxy Statement (Proposal No. 1);

•
An advisory vote to approve the compensation paid to our named executive officers (Proposal No. 2);

•
The approval of the Mead Johnson Nutrition Company Long-Term Incentive Plan (the "LTIP") (Proposal No. 3); and

•
Ratification of the appointment of Deloitte & Touche LLP ("Deloitte & Touche") as our independent registered public accounting firm for 2015 (Proposal No. 4).

Q:
What are the Board's voting recommendations?

A:
The Board recommends that you vote your shares:

•
"FOR" each of the nominees to the Board (Proposal No. 1);

•
"FOR" the approval, on an advisory basis, of the compensation paid to our named executive officers (Proposal No. 2);

•
"FOR" the approval of the LTIP (Proposal No. 3); and

•
"FOR" ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for 2015 (Proposal No. 4).

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Annual Report, Form 10-K and Proxy Statement. This procedure is intended to reduce our printing costs and postage fees.

  If you or another stockholder of record with whom you share an address wish to receive a separate Annual Report, Form 10-K or Proxy Statement, we will promptly deliver it to you if you request it by calling Broadridge Financial Solutions, Inc., toll-free in the United States at 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn. Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you or another stockholder of record with whom you share an address are receiving multiple copies of the Annual Report, Form 10-K and Proxy Statement, you can request to receive a single copy of these materials in the future by contacting Broadridge Financial Solutions, Inc. in the same manner as described above.

Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

  Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on March 13, 2015 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 202,536,469 shares were issued and outstanding. Each share is entitled to one vote on each matter presented at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

•
in person at the Annual Meeting with a proxy card/legal proxy;

•
by mail, using the paper proxy card;

•
through the Internet, using the procedures and instructions described on the proxy card; or

•
by telephone, by calling the toll-free telephone number on the proxy card.

  Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

  For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a legal proxy issued in your name.

Q:
If I hold shares through the Mead Johnson Nutrition Company Retirement Savings Plan, how do I vote?

A:
For voting purposes, the proxy card includes all shares credited to your account under the Mead Johnson Nutrition Company Retirement Savings Plan held in custody by the plan trustee.

  In order to direct the plan trustee to vote the shares held in your account, you must vote the shares by 10:59 p.m. Central Daylight Time on April 27, 2015. If your voting instructions are not received by that time, the trustee will vote the shares credited to your account in the same proportion as the plan shares for which voting instructions have been received, unless contrary to the Employee Retirement Income Security Act of 1974. Please follow the instructions set forth above for voting of stockholders of record to cast your vote. Although you may attend the Annual Meeting, you may not vote shares held in your Mead Johnson Nutrition Company Retirement Savings Plan account at the Annual Meeting.

Q:
What does it mean to vote by proxy?

A:
It means that you give someone else the right to vote your shares in accordance with your instructions. In voting by proxy, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting.

Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so by giving written notice to our Corporate Secretary at our principal executive offices at 2701 Patriot Boulevard, Glenview, Illinois 60026, submitting another proxy bearing a later date (in any of the permitted forms) or casting a ballot in person at the Annual Meeting.

Q:
What happens if other matters are raised at the Annual Meeting?

A:
If other matters are properly presented at the Annual Meeting, the individuals named as proxies will have the discretion to vote on those matters for you in accordance with their best judgment. However, our Corporate Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the Annual Meeting.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Annual Meeting will be determined as follows:

•
Those nominees for director receiving the affirmative vote of a majority of the shares of our common stock cast with respect to their election at the Annual Meeting will be elected as directors; and

•
Each other matter requires the affirmative vote of a majority of the shares of our common stock, present in person or by proxy and entitled to vote at the Annual Meeting, for approval.

Q:
What constitutes a quorum?

A:
A majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholders of Record.    If you are a stockholder of record and you:

•
indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•
sign and return a proxy card without giving specific voting instructions,

  then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the "NYSE"), the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.

Q:
Which ballot measures are considered "routine" or "non-routine"?

A:
The ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for 2015 (Proposal No. 4) is the only matter considered routine under NYSE rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal No. 4.

  The election of directors (Proposal No. 1), the advisory vote to approve the compensation paid to our named executive officers (Proposal No. 2) and the approval of the LTIP (Proposal No. 3) are matters considered non-routine under NYSE rules. A broker or other nominee cannot vote without instructions from beneficial owners on non-routine matters, and therefore there may be broker non-votes on Proposals Nos. 1, 2 and 3.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares. Brokers only have discretionary authority to vote uninstructed shares on routine matters. Abstentions occur when a stockholder who is present at the meeting, either in person or by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions will have no effect on the outcome of the election of directors. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Annual Meeting, while broker non-votes will have no effect on such matters. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Who will count the vote?

A:
Broadridge Financial Solutions, Inc. will tabulate votes and act as the Inspector of Election at the Annual Meeting.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•
as necessary to meet applicable legal requirements;

•
to allow for the tabulation and certification of votes; and

•
to facilitate a successful proxy solicitation.

  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management and the Board.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
We will bear the costs of soliciting and tabulating your votes. We have retained Broadridge Financial Solutions, Inc. to assist in distributing these proxy solicitation materials. Copies of proxy solicitation materials will be mailed to stockholders, and our directors, officers and employees may personally communicate with stockholders by telephone, e-mail or otherwise to solicit votes without additional compensation. Banks, brokers and others holding stock in their names, or in the names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and we will reimburse them for their expenses in doing so at the rates approved by the NYSE.

  In addition, we have retained Georgeson Inc., 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of our common stock. We will pay Georgeson Inc. a base fee of $16,500, plus its reasonable out-of-pocket expenses, for these services.

Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will take place at The Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026, on Thursday, April 30, 2015, at 9:00 a.m. Central Daylight Time. Directions to the Annual Meeting are included on the back cover of this Proxy Statement. Attendance at the Annual Meeting is limited to stockholders. Registration will begin at 8:30 a.m. Central Daylight Time on the date of the Annual Meeting, and each stockholder may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. The use of cell phones, smartphones, recording and photographic equipment and/or computers is not permitted in the meeting rooms at the Annual Meeting. If you have other questions about attending the Annual Meeting, please contact our Corporate Secretary.

Q:
Does the Company offer an opportunity to receive future proxy materials electronically?

A:
Yes. If you wish to view future proxy materials and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, you will not have the option to elect electronic delivery while voting. If you elect electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and will send you an e-mail message notifying you of the Internet address or addresses where you may access next year's proxy materials and annual report and vote your shares.

Q:
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2016 annual meeting of stockholders?

A:
Any stockholder who intends to present a proposal at our annual meeting to be held in 2016, and who wishes to have a proposal included in our proxy statement for that meeting, must deliver the proposal to our Corporate Secretary at our principal executive offices at 2701 Patriot Boulevard, Glenview, Illinois 60026. All such proposals must be received by the Corporate Secretary no later than November 24, 2015 and must satisfy the rules and regulations of the SEC to be eligible for inclusion in the proxy statement for that meeting.

  Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the stockholder must comply with the procedures specified by our bylaws. Our bylaws require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposal to the Corporate Secretary not fewer than 120 and not more than 150 days before the anniversary date of the previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be received not earlier than 120 days prior to such annual meeting and not later than the later of 90 days prior to such annual meeting or 10 days following the day on which the public announcement of the date of such annual meeting is first made.

  To be eligible for consideration at the 2016 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for director must be received by our Corporate Secretary on or after December 2, 2015 and on or before January 1, 2016. This advance notice period is intended to allow all stockholders an opportunity to consider all business and nominees expected to be considered at the meeting.

  All submissions to, or requests of, the Corporate Secretary should be made at our principal executive offices at 2701 Patriot Boulevard, Glenview, Illinois 60026.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

            Our business and affairs are managed under the direction of our Board. Our Board consists of the 13 members listed below.

            Our Board is composed of a diverse group of leaders in their respective fields, most of whom have leadership experience at major companies with global operations, as well as experience on other companies' boards, which provides an understanding of different business processes, challenges and strategies. Others have experience as members of significant academic and research institutions, which brings unique perspectives to the Board. The Company's directors also have other experience that makes them valuable members, such as nutritional, scientific, finance, compliance, social responsibility and consumer products experience that provides insight into issues faced by the Company.

            The Nominating and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described below, provide us with the perspectives and judgment necessary to guide our strategies and monitor their execution.

            Set forth below is biographical information concerning our directors as of March 13, 2015.

Name	Position(s)
Steven M. Altschuler, M.D.	Director
Howard B. Bernick	Director
Kimberly A. Casiano	Director
Anna C. Catalano	Director
Celeste A. Clark, Ph.D.	Director
James M. Cornelius	Director and Chairman of the Board
Stephen W. Golsby	Director
Michael Grobstein	Director
Peter Kasper Jakobsen	Director; President and Chief Executive Officer
Peter G. Ratcliffe	Director
Michael A. Sherman	Director
Elliott Sigal, M.D., Ph.D.	Director
Robert S. Singer	Director

Steven M. Altschuler, M.D.	Director Since 2009
Age 61

            Dr. Altschuler is currently the chief executive officer of The Children's Hospital of Philadelphia, a position he has held since April 2000. Dr. Altschuler has served as a director of Weight Watchers International, Inc. since September 2012, where he serves as a member of the audit and compensation committees. He also serves as chairman of the board of Spark Therapeutics and as a member of the board of directors of the Free Library of Philadelphia, the GAVI Campaign and the University Hospital Consortium. In addition to his leadership position at a leading institution in pediatric medicine, Dr. Altschuler has clinical and research experience in pediatric medicine, as well as experience as an outside director of charitable organizations.

Howard B. Bernick	Director Since 2009
Age 62

            Mr. Bernick is currently the president of Bernick Advisory Limited, a private investment advisory company, and has served in such a role since November 2006. From November 1994 to November 2006, Mr. Bernick served as president and chief executive officer and a director of Alberto-Culver Company, a global branded consumer products and beauty supply distribution company. From August 2001 through October 2008, Mr. Bernick served as a director of the Wm. Wrigley Jr. Company, a global confectionery company. Mr. Bernick serves on the board of directors of Levy Acquisition Corp., a publicly traded special purpose acquisition company. He also serves on the board of directors of The Duchossois Group, Inc. and the HAVI Group LP and is a member of the board of trustees of The Field Museum in Chicago. Mr. Bernick serves as a director of the Juvenile Diabetes Research Foundation. In addition to his global business experience as former president and chief executive officer of a global branded consumer products company, Mr. Bernick has outside board experience and private investment advisory experience.

Kimberly A. Casiano	Director Since 2010
Age 57

            Ms. Casiano is an advisor to top business leaders targeting the Hispanic market. From 1994 to 2009, Ms. Casiano was president and chief operating officer of Casiano Communications, Inc., the largest Hispanic publisher of magazines and periodicals in the United States. Ms. Casiano has held various management positions at that firm since she joined in 1988, including leading the sales and editorial functions for consumer publications and managing the company's bilingual direct marketing, customer relationship management and multi-media contact center divisions. Prior to that, she managed her own company, Caribbean Marketing Overseas Corporation, to foster trade and investment in the Caribbean and Latin America. She has served on the board of directors of Ford Motor Company since 2003, including as a member of the audit committee, nominating and governance committee and environmental and public policy committee, having previously served on the finance committee. Ms. Casiano has also served on the board of directors of Mutual of America since 2006. In addition to her media, marketing and Hispanic market experience as a president and chief operating officer of the largest Hispanic publisher of magazines and periodicals in the United States, Ms. Casiano has global business experience managing her own company, as well as outside board experience.

Anna C. Catalano	Director Since 2010
Age 55

            Ms. Catalano has over 30 years of corporate experience, of which over 20 years were spent in the energy industry, serving in various marketing, operations and business development roles. Most recently, at BP plc, she served as group vice president of marketing from 2000 to 2003, and group vice president of emerging markets from 1999 to 2000. She has held senior executive positions in Asia, Europe and the United States, including president of Amoco Orient Oil Company in China, and senior vice president of Retail Operations for Amoco in the United States. Ms. Catalano currently serves on the boards of directors of Willis Group Holdings, where she also serves on the compensation and governance committees, Chemtura Corporation, where she also serves on the environmental, health and safety committee and the compensation committee and Kraton Performance Polymers, where she also serves on the compensation committee. Ms. Catalano previously served on the boards of Hercules, Inc. and SSL International, plc. Ms. Catalano serves on the National Board of Directors of the Alzheimer's Association, and is a senior fellow and advisory board member of the Kellogg Innovation Network at Northwestern University. In addition to her global business experience in marketing, Ms. Catalano has outside board and advisory experience.

Celeste A. Clark, Ph.D.	Director Since 2011
Age 61

            Dr. Clark recently retired as the senior vice president of global public policy and external relations for Kellogg Company, where she also served as the company's chief sustainability officer and was a member of the company's global executive leadership team. Dr. Clark also served as president of the Kellogg Citizenship Fund, the company's philanthropic entity, and was a company liaison worldwide between professional organizations, academic institutions, government agencies, and industry associations on nutrition, health policy and advertising practices. Dr. Clark currently serves on the board of directors of Diamond Foods, Inc. where she also serves as a member of the nominating and governance committee. She is a member of the board of trustees and the finance and audit committees of the W.K. Kellogg Foundation, and she is a member of the board of directors and nominating and governance committee of AAA Michigan. Dr. Clark is an adjunct professor in Food Science and Nutrition at Michigan State University. She is the principal of Abraham Clark Consulting, LLC which specializes in leadership development, communications and regulatory affairs. In addition to her global business experience, Dr. Clark has industry experience in various nutrition, consumer products, public policy, risk management, governance and philanthropic matters.

James M. Cornelius	Director Since 2009
Age 71

            Mr. Cornelius, our chairman of the board, has served as the non-executive chairman of the board of directors of Bristol-Myers Squibb Company ("BMS") since May 2010, a position from which he intends to retire in May 2015. Prior to serving as BMS's the non-executive chairman, Mr. Cornelius served as chairman of the board and chief executive officer of BMS since September 2006, including serving as interim chief executive officer of BMS from September 2006 to April 2007. He retired as the chief executive officer of BMS in May 2010. Mr. Cornelius served as the interim chief executive officer and chairman of the board of directors for Guidant Corporation from November 2005 to April 2006 when the company was acquired by Boston Scientific Corporation, at which point he retired. He served as Guidant's non-executive chairman of the board of directors from August 2000 until November 2005. Mr. Cornelius was a director and chairman of the compensation committee and member of the audit committee of Given Imaging Ltd., prior to its 2014 acquisition. Mr. Cornelius is a member of the board of Arcamed, Inc., an Indianapolis-based manufacturer of custom metal products. He also serves on the board of YourEncore, an Indianapolis-based company providing a network of retired and veteran scientists and engineers assisting clients with proven experience to help accelerate the pace of their innovation. Among other qualifications, Mr. Cornelius has significant global business leadership experience, both as an executive officer and a director of public companies.

Stephen W. Golsby	Director Since 2009
Age 60

            Mr. Golsby served, from September 2008 until his retirement in April 2013, as our president and chief executive officer. Prior to serving as president and chief executive officer, he had been continuously employed by Mead Johnson in various capacities since October 1997. From January 2004 to September 2008, Mr. Golsby served as president of Mead Johnson. He served as president, International of Mead Johnson from 2001 until 2003 and senior vice president, Asia Pacific from 1998 to 2000. Mr. Golsby served as a director of Beam Inc. until its 2014 acquisition by Suntory Holdings Limited. Mr. Golsby is a director of RMA Group (Hong Kong) and also serves as an advisor to Thai Union Frozen Products and to the Thailand Board of Investment. In addition to his global business experience as the former president and chief executive officer of the Company and, previously, in various senior positions at Unilever, Mr. Golsby's extensive knowledge of and insight into the Company provides unique value to the Board.

Michael Grobstein	Director Since 2014
Age 72

            Mr. Grobstein is a retired vice chairman of Ernst & Young LLP, an independent registered public accounting firm. Mr. Grobstein worked with Ernst & Young from 1964 to 1998, and was admitted as a partner in 1975. He served as a vice chairman—international operations from 1993 to 1998, as vice chairman—planning, marketing and industry services from 1987 to 1993, and vice chairman—accounting and auditing services from 1984 to 1987. He currently serves on the board of directors of BMS, where he serves on both the audit committee and the compensation and management development committee. Mr. Grobstein was also a director of Given Imaging Ltd., prior to its 2014 acquisition. He serves on the board of trustees and executive committee and is the treasurer of the Central Park Conservancy, and is also a director of the Peer Health Exchange, Inc. Mr. Grobstein has extensive knowledge and background relating to accounting and financial reporting rules and regulations as well as the evaluation of financial results, internal controls and business processes. Mr. Grobstein has significant depth and breadth of financial expertise, experience handling complex financial issues and experience serving on major international boards of directors.

Peter Kasper Jakobsen	Director Since 2012
Age 52

            Mr. Jakobsen has been our President and Chief Executive Officer since April 2013, prior to which he served as the Company's executive vice president and chief operating officer since January 2012. Mr. Jakobsen previously had been our president, Americas from January 2009 through December 2011 and has been continuously employed by Mead Johnson since March 1998 in various capacities. From October 2006 to January 2009, he served as senior vice president, Asia Pacific. From February 2004 to October 2006, Mr. Jakobsen served as vice president, South Asia, and from June 2001 to June 2004, he served as general manager, Philippines. In addition to his extensive knowledge of and experience with the Company, Mr. Jakobsen serves as a critical link between management and the Board.

Peter G. Ratcliffe	Director Since 2009
Age 67

            Mr. Ratcliffe served, from April 2003 until his retirement in June 2007, as chief executive officer of the P&O Princess International division of Carnival Corporation and PLC, a global cruise company. From January 2000 to April 2003, he served as chief executive officer of Carnival PLC, a global cruise company. Mr. Ratcliffe is a director of BBA Aviation PLC and Casa Pacifica Centers for Children & Families. He previously served as a director of Carnival Corporation and PLC through April 2013 and is also a former director of Peninsula and Steam Navigation Company. Mr. Ratcliffe is a fellow of the Institute of Chartered Accountants in England and Wales. Among other qualifications, Mr. Ratcliffe has significant global business leadership experience, both as an executive officer and a director of public companies.

Michael A. Sherman	Director Since 2015
Age 48

            Mr. Sherman currently serves as the Chief Operating Officer and Chief Financial Officer of Endocyte Inc. He has served as Endocyte's Chief Financial Officer since 2006, and was also appointed as the Chief Operating Officer in 2014. Prior to 2006, Mr. Sherman served in various executive roles at Guidant Corporation, including Vice President of Finance and Strategic Planning, Vice President of Finance for Europe, Middle East, Africa and Canada and Corporate Controller. Mr. Sherman holds a B.A. in economics from DePauw University and an M.B.A. from the Tuck School of Business at Dartmouth. In light of Mr. Sherman's wide-ranging financial expertise, as well as his experience in health-related industries, Mr. Sherman was recommended to the Nominating and Corporate Governance Committee for nomination to our Board by a third-party search firm.

Elliott Sigal, M.D., Ph.D.	Director Since 2009
Age 63

            Dr. Sigal is a former executive vice president and director of Bristol-Myers Squibb. Dr. Sigal joined BMS in 1997 and had roles of increasing responsibility in both research and development. He served as chief scientific officer and president of R&D for BMS from 2004 until his retirement in 2013. Dr. Sigal served on the board of BMS from 2011 until his retirement in 2013. He served on the board of the Princeton Healthcare System from 2002 until 2011. He currently serves as a senior advisor to the healthcare team of the venture group, New Enterprise Associates and is a consultant to various biotechnology companies. In addition, Dr. Sigal serves as a director of Spark Therapeutics and Adaptimmune Limited and is on the board of the private non-profit foundation, the Melanoma Research Alliance. In addition to his global business experience in research and development and as a chief scientific officer, Dr. Sigal has industry and research experience in global clinical and pharmaceutical development.

Robert S. Singer	Director Since 2009
Age 63

            Mr. Singer served as chief executive officer of Barilla Holding S.p.A, a major Italian food company, from January 2006 to April 2009. From May 2004 through August 2005, Mr. Singer served as president and chief operating officer of Abercrombie & Fitch Co., an American clothing retailer. Prior to joining Abercrombie, Mr. Singer served as chief financial officer of Gucci Group NV, a leading luxury goods company, from September 1995 to April 2004. Mr. Singer has served as a director of Tiffany & Co. since May 2012, where he also serves as the chairman of the audit committee. Mr. Singer also serves as a director and chairman of the audit committee of Coty Inc. and as a director and chairman of the audit committee of Jimmy Choo PLC. From April 2006 to April 2010, Mr. Singer was a director and the chairman of the compensation committee of Benetton S.p.A. From 2003 to 2006, Mr. Singer served on the board of directors of Fairmont Hotels & Resorts, Inc., and as chairman of the audit committee from 2004 to 2006. Mr. Singer currently serves on the board of directors of several private companies. Among other qualifications, Mr. Singer has significant global business leadership experience, both as an executive officer and a director of public companies.

Meetings

            During 2014, the Board held nine meetings and concluded each of its regular meetings in executive session without management present. In addition, our independent directors met separately as a group in 2014. Other than Messrs. Golsby and Jakobsen and Dr. Sigal, all of our current directors are independent directors, as defined by the rules of the NYSE.

            During 2014, all of our directors attended 75% or more of the aggregate number of meetings of the Board and Board committees on which they served.

            All directors are expected to attend our annual meetings of stockholders. All of our directors attended the annual meeting of stockholders in May 2014.

Board Leadership Structure

            Mr. Cornelius serves as our non-executive Chairman of the Board. The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight of, management. To fulfill that role, the Chairman of the Board, among other things: creates and maintains an effective working relationship with the Chief Executive Officer, the other members of management and the Board; provides the Chief Executive Officer with ongoing direction as to Board needs, interests and opinions; and ensures that the Board agenda is appropriately directed to the matters of greatest importance to the Company. In carrying out his responsibilities, the Chairman of the Board preserves the distinction between management and oversight, maintaining the responsibility of management to develop and execute corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.

            The roles of Chairman of the Board and Chief Executive Officer are currently held by different individuals. The Board has determined that the Chairman of the Board qualifies as an independent director and, as such, the Board no longer has a Lead Independent Director. Previously, Mr. Cornelius, our Chairman of the Board, did not satisfy the independence criteria under NYSE rules because he served as the chief executive officer of BMS at the time of our split-off from BMS in December 2009. At the time, our Board determined that, as a matter of good corporate governance, it was preferable to appoint a Lead Independent Director to assume specific duties and responsibilities, including being available to stockholders and other stakeholders as may be necessary and presiding over meetings of the independent directors. In 2014, Mr. Bernick served as the Lead Independent Director. However, the Board determined that it was not necessary to appoint a Lead Independent Director for 2015 because Mr. Cornelius can fulfill these duties and responsibilities as an independent director.

Board Role in Risk Oversight

            The Board is responsible for oversight of the Company's enterprise risk management ("ERM") processes designed by senior management. As more fully detailed below under the section titled "Committees of the Board of Directors," the Board's Risk Management and Compliance Committee oversees the Company's ERM process and the Company's compliance program. The Board's Audit Committee also provides specific oversight of the Company's financial risk exposures. The Board's Nutrition Science and Technology Committee provides specific oversight of the Company's research and development, quality and food safety process. The Board's Compensation and Management Development Committee provides specific oversight of potential risk associated with the Company's compensation programs.

            The Company's Chief Executive Officer and / or Chief Risk and Compliance Officer informs the Board and the appropriate Board committee(s) of the Company's major risk exposures and describes the steps taken by senior management to monitor and control such exposures. Such steps include management reviewing the results of a formal risk analysis, defining responsive mitigation plans and incorporating such plans in our overall strategic plan. Senior management, with Board and committee oversight, is responsible for daily execution and management of the Company's risk management processes and sets the Company's tone at the top. In addition to anticipating and prioritizing risks based on the magnitude and probability of occurrence, senior management monitors significant risks and responses and ensures that the Company's overall business strategy is risk-responsive.

Communicating with the Board of Directors

            Stockholders and other interested parties wishing to contact one or more of our directors, including the non-management directors as a group, may do so by sending a letter to the director or directors at Board of Directors, Mead Johnson Nutrition Company, 2701 Patriot Boulevard, Glenview, Illinois 60026, Attention: Corporate Secretary. Any such correspondence will be forwarded to the appropriate director or directors for review.

Director Independence

            To be considered independent, the Board must affirmatively determine that a director does not have any direct or indirect material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Our Corporate Governance Guidelines require that the Board be composed of a majority of directors who meet the criteria for "independence" established by rules of the NYSE.

            Our Board annually undertakes a review of director independence. During its review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

            As a result of this review, the Board affirmatively determined that a majority of our directors are independent as follows:

Name	Independence Status	Factors Considered
Steven M. Altschuler, M.D.	Independent	(1)
Howard B. Bernick	Independent
Kimberly A. Casiano	Independent
Anna C. Catalano	Independent	(2)
Celeste A. Clark, Ph.D.	Independent
James M. Cornelius	Independent	(3)
Stephen W. Golsby	Not Independent	(4)
Michael Grobstein	Independent	(5)
Peter Kasper Jakobsen	Not Independent	(4)
Peter G. Ratcliffe	Independent
Michael A. Sherman	Independent
Elliott Sigal, M.D., Ph.D.	Not Independent	(6)
Robert S. Singer	Independent

(1)
In determining whether Dr. Altschuler meets the applicable independence standards, the Board considered that we and our subsidiaries have, in the ordinary course of business during the last three years, sold products to The Children's Hospital of Philadelphia where Dr. Altschuler is the chief executive officer. The amounts received from the hospital in each of the past three years were less than $200,000 and did not approach 2% of the hospital's total revenue. The Board determined that this relationship did not impair Dr. Altschuler's independence.

(2)
In determining whether Ms. Catalano meets the applicable independence standards, the Board considered that our subsidiaries have, in the ordinary course of business, made payments to various subsidiaries of Willis Group Holdings in an aggregate amount of approximately $850,000 for insurance premiums and claim payments on local insurance policies. The Board determined that this relationship did not impair Ms. Catalano's independence.

(3)
In determining whether Mr. Cornelius meets the applicable independence standards, the Board considered payments of approximately $200,000 made to YourEncore where Mr. Cornelius serves as a member of the board. The Board determined that this relationship did not impair Mr. Cornelius' independence.

(4)
Mr. Golsby, our former President and Chief Executive Officer, is not independent because he was employed by the Company through April 30, 2013. Mr. Jakobsen, our current President and Chief Executive Officer, is not independent because of his current employment relationship with the Company.

(5)
In determining whether Mr. Grobstein meets the applicable independence standards, the Board considered certain payments made to PricewaterhouseCoopers, where Mr. Grobstein's son is a partner who works on matters unrelated to the Company's engagement. The Board determined that this relationship did not impair Mr. Grobstein's independence.

(6)
Dr. Sigal is not an independent director because he has an immediate family member who is a current partner at Deloitte Tax LLP, an affiliate of Deloitte & Touche, our Independent Registered Public Accounting Firm.

Committees of the Board of Directors

            The standing committees of the Board are the Audit Committee, the Compensation and Management Development Committee, the Nominating and Corporate Governance Committee, the Nutrition Science and Technology Committee and the Risk Management and Compliance Committee. The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign.

            The Board has determined that all members of the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee are independent within the meaning of applicable SEC rules and the listing standards of the NYSE applicable to members of each such committee. In the case of the Compensation and Management Development Committee, this determination included an assessment by the Board that no member of the committee has a relationship which is material to such director's ability to be independent from management in connection with the duties of a compensation committee member. Each committee is governed by a written charter that is available on our website at www.meadjohnson.com under the caption "Company—Corporate Governance—Committee Charters."

            The table below indicates the current composition of each committee, the audit committee members determined by the Board to be "audit committee financial experts" and the number of meetings held by each committee in 2014:

Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts	Number of 2014 Committee Meetings
Audit Committee	Robert S. Singer(1)	Kimberly A. Casiano Peter G. Ratcliffe Michael A. Sherman	Robert S. Singer Peter G. Ratcliffe Michael A. Sherman	Ten
Compensation and Management Development	Howard B. Bernick	Steven M. Altschuler, M.D. Anna C. Catalano Robert S. Singer	—	Four
Nominating and Corporate Governance	Anna C. Catalano	Kimberly A. Casiano Peter G. Ratcliffe	—	Four
Nutrition Science and Technology	Steven M. Altschuler, M.D.	Celeste A. Clark, Ph.D. Stephen W. Golsby Michael A. Sherman(2) Elliott Sigal, M.D., Ph.D.	—	Five
Risk Management and Compliance	Michael Grobstein	Howard B. Bernick Celeste A. Clark, Ph.D. Elliott Sigal, M.D., Ph.D.	—	Three

(1)
Effective immediately following the Annual Meeting, the Board intends to rotate certain of its committee chair positions. In connection with this rotation, Mr. Singer would then serve as a non-chair member of the Audit Committee. Mr. Singer currently serves on three additional public company audit committees. Following consideration of Mr. Singer's simultaneous audit committee service, the Board has concluded that the anticipated committee chair rotation described above will allow Mr. Singer to reduce his responsibilities to our Audit Committee. As such, the Board has concluded that Mr. Singer's service on four public company audit committees does not impair his ability to serve as a member of our Audit Committee.

(2)
Mr. Sherman's membership on the Nutrition Science and Technology Committee will be effective April 30, 2015.

Audit Committee

            The Audit Committee has responsibility for, among other things:

  •
  overseeing management's maintenance of the reliability and integrity of our accounting policies and financial reporting and our disclosure practices;

  •
  overseeing management's establishment and maintenance of processes to ensure that an adequate system of internal control is functioning;

  •
  overseeing management's establishment and maintenance of processes to ensure our compliance with all applicable laws, regulations and corporate policies with respect to financial and accounting matters;

  •
  reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

  •
  reviewing the performance of our internal auditors; and

  •
  appointing, terminating and reviewing the performance of the independent auditors and considering and approving any non-audit services proposed to be performed by the independent auditors.

            The Audit Committee Report appears on page 58 of this proxy statement. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate, at the Company's expense.

Compensation and Management Development Committee

            The Compensation and Management Development Committee exercises the authority of the Board relating to employee benefit plans and is responsible for the oversight of compensation generally. The Compensation and Management Development Committee has responsibility for, among other things:

  •
  reviewing our compensation practices and policies, including incentive compensation plans and equity-based plans;

  •
  reviewing key employee compensation policies;

  •
  reviewing the compensation of our chief executive officer, executive officers and other key employees in relation to their performance;

  •
  assessing the pay for performance relationship of all executive pay plans, goals and payments;

  •
  annually assessing the risk associated with our compensation programs;

  •
  reviewing the appropriateness and competitiveness of our executive compensation and management development programs, including individual, senior development actions in support of succession management, such as promotions or organization structure changes at certain levels as designated by it, as well as executive compensation policies and programs and new hire offer packages; and

  •
  preparing recommendations and periodic reports to the Board concerning these matters.

            The Compensation and Management Development Committee Report appears on page 25 of this proxy statement. The Compensation and Management Development Committee has directly engaged Aon Hewitt as its compensation consultant after taking into consideration all factors relevant to Aon Hewitt's independence from management. The Compensation and Management Development Committee also has the authority to engage and obtain advice from outside advisors and to retain counsel where appropriate, at the Company's expense.

Nominating and Corporate Governance Committee

            The Nominating and Corporate Governance Committee assists and advises the Board on director nominations, corporate governance and general Board organization and planning matters. The Nominating and Corporate Governance Committee has responsibility for, among other things:

  •
  making recommendations as to the size, composition, structure, operations, performance and effectiveness of the Board;

  •
  establishing criteria and qualifications for membership on the Board and its committees;

  •
  assessing and recommending to the Board strong and capable candidates qualified to serve on the Board and its committees;

  •
  approving the compensation program for directors, setting compensation levels and ensuring that the program is implemented;

  •
  developing and recommending to the Board a set of corporate governance principles;

  •
  considering matters relating to our responsibilities as a global corporate citizen pertaining to corporate social responsibility and corporate public policy and the impact on our employees and stockholders; and

  •
  considering and recommending to the Board other actions relating to corporate governance.

            The Nominating and Corporate Governance Committee has the authority to engage and obtain advice from outside advisors and to retain counsel where appropriate, at the Company's expense.

            Nomination of Directors:    Pursuant to our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria for membership to the Board. Directors are selected based on, among other things, diversity of backgrounds and experience, integrity, independence, wisdom, an inquiring mind, vision, a proven record of accomplishment and an ability to work with others. The full Board has final approval authority with respect to any candidate.

            In developing criteria for open Board positions, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, which may include: the current Board composition; the range of talents, experiences and skills that would best complement those already represented on the Board; and the need for financial or other specialized expertise. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership that may be suggested by its members and other Board members, as well as by management and stockholders. The Nominating and Corporate Governance Committee also may from time to time retain a third-party executive search firm to assist it with identifying and reviewing candidates.

            Based primarily on the need for additional Board members, the Nominating and Corporate Governance Committee will identify a prospective nominee and make an initial determination as to whether to conduct a full evaluation of the nominee. In making this determination, the Nominating and Corporate Governance Committee considers the information provided to it with the candidate's recommendation, as well as information available on hand or obtained through inquiries to third parties. If the Nominating and Corporate Governance Committee determines, in consultation with the Chairman of the Board and other directors, as appropriate, that additional consideration is warranted, it may request a third-party executive search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, which may include:

  •
  the ability of the prospective nominee to represent the interests of our stockholders;

  •
  the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards, as specifically set out in our Corporate Governance Guidelines;

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

  •
  the absence of interlocking relationships;

  •
  the extent to which the prospective nominee helps the Board reflect the diversity of our stockholders, employees, customers and the communities in which we operate; and

  •
  the willingness of the prospective nominee to meet our minimum equity interest holding guidelines for directors.

            If the Nominating and Corporate Governance Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Nominating and Corporate Governance Committee, as well as other members of the Board, as appropriate, interview the nominee. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new director after considering the Nominating and Corporate Governance Committee's report.

            A stockholder who wishes to recommend a prospective nominee for the Board should notify our Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate. Any prospective nominee recommended by a stockholder will be considered and evaluated on the same basis as other prospective nominees. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in "General Information" above on page 6.

Nutrition Science and Technology Committee

            The Nutrition Science and Technology Committee assists the Board in its oversight of the Company's research and development ("R&D") activities and medical and scientific risk management processes, as well as interacting with and evaluating the performance of the Company's internal R&D function. The Nutrition Science and Technology Committee has responsibility for, among other things:

  •
  reviewing, evaluating and advising the Board on the quality, direction and competitiveness of the Company's R&D programs;

  •
  reviewing, evaluating and advising the Board on the Company's progress in executing its long-term R&D strategy;

  •
  reviewing, evaluating and advising the Board on the Company's innovation strategy and portfolio;

  •
  reviewing, evaluating and advising the Board on opportunities and threats as identified by the Company's innovation leadership team;

  •
  assisting the Board with its oversight responsibility for enterprise risk management and regulatory compliance in areas relating to the Company's R&D;

  •
  reviewing and evaluating the Company's quality and food safety processes, including reviewing major quality and food safety risks, assessing the adequacy of assigned resources, communicating major new quality and food safety risks to the Board, assessing the effectiveness of the Company's quality programs while recommending any improvements and investment needs and interfacing directly with the Company's internal quality council;

  •
  identifying and discussing significant emerging trends and issues in science, technology, healthcare and nutrition and considering the potential impact of such trends and issues on the Company; and

  •
  reviewing, evaluating and advising the Board on major investments, acquisitions and partnerships relating to nutrition science and technology.

            The Nutrition Science and Technology Committee has the authority to engage and obtain advice from outside advisors and to retain counsel where appropriate, at the Company's expense.

Risk Management and Compliance Committee

            The Risk Management and Compliance Committee assists the Board in its oversight of the Company's risk management and compliance programs and reviews the effectiveness of management's processes for (a) identifying, assessing, mitigating and monitoring enterprise-wide risks and (b) implementation and administration of the Company's ethical policies and programs, including the Standards of Business Conduct and Ethics. The Risk Management and Compliance Committee has responsibility for, among other things:

  •
  providing oversight of the Company's ERM process, including reviewing major enterprise risks, reviewing the Company's risk profile, risk mitigation plans, and risk monitoring process and assessing the effectiveness of the ERM process;

  •
  providing oversight of the Company's compliance program with respect to legal and regulatory requirements (and related internal policies and procedures), including reviewing the implementation of the Company's ethical policies and programs, evaluating procedures for investigating alleged violations and disciplinary actions and assessing the effectiveness of the Company's compliance programs and policies while recommending any necessary improvements; and

  •
  interfacing directly with the Company's Chief Risk and Compliance Officer with regard to significant compliance matters;

            The Risk Management and Compliance Committee has the authority to engage and obtain advice from outside advisors and to retain counsel where appropriate, at the Company's expense.

Succession Planning and Management Development

            The Board supports the development of executive talent at the Company, especially the senior leaders of the Company and the Chief Executive Officer. Continuity of strong leadership at all levels of the Company is part of the Board's mandate for delivering strong performance to stockholders. Toward that goal, the executive talent development and succession planning process is integrated in the Board's annual activities. Our Corporate Governance Guidelines require that our Chief Executive Officer annually report to the Board on succession planning (including plans in the event of an emergency) and management development. The Corporate Governance Guidelines also require that the Chief Executive Officer provide the Board with an assessment of persons considered potential successors to certain senior management positions at least once each year. The Board deliberates in executive session on the succession plan for the Chief Executive Officer, including an ongoing evaluation of potential succession candidates.

            Management and the Board take succession planning very seriously and while the Corporate Governance Guidelines require an annual review, the process for management development and succession planning occurs more frequently and involves regular interaction between management and the Board. Management regularly identifies high potential executives for additional responsibilities, new positions, promotions or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded, experienced, and discerning senior leaders. Identified individuals are often positioned to interact more frequently with the Board so that directors may gain familiarity with these executives.

Corporate Governance Guidelines

            The Board has adopted Corporate Governance Guidelines that delineate its operation and that of its committees. From time to time, our Board may revise the Corporate Governance Guidelines in response to changing regulatory requirements, evolving corporate governance best practices and the concerns of our stockholders and other constituents. A copy of the Corporate Governance Guidelines is available on our website at www.meadjohnson.com under the caption "Company—Corporate Governance—Guidelines—Mead Johnson Corporate Governance Guidelines." The Corporate Governance Guidelines address, among other matters, the Board's composition and structure, the Board's responsibilities, the Board's retirement policy, the Board's meeting procedures, the Board's involvement with senior management, the Board's role in leadership development and general committee matters.

Code of Ethics

            We have established Standards of Business Conduct and Ethics (the "SBCE"), a Code of Ethics for Senior Financial Officers, and a Code of Conduct and Ethics for Directors (collectively, the "Codes"). These Codes establish the standards of ethical conduct applicable to all of our directors, officers, employees, consultants and contractors, and communicate our commitment to the highest standards of ethical behavior in all of our business activities as well as compliance with all applicable laws and regulations.

            The SBCE addresses, among other things, competing fairly in the global marketplace, compliance with anti-bribery and other laws, conflicts of interest, keeping accurate records, protecting company assets, confidentiality, and corporate opportunity requirements and the process for reporting violations of the SBCE, employee misconduct, conflicts of interest or other violations of company policies and procedures. The Code of Ethics for Senior Financial Officers applies to the Company's chief executive officer, chief financial officer, the financial and operations controllers, the treasurer, the head of internal audit and heads of major business units and others performing similar functions and supplements the SBCE. The Code of Conduct and Ethics for Directors applies to the Company's non-employee directors.

            The Codes are publicly available on our website at www.meadjohnson.com, under the caption "Company—Corporate Governance—Conduct." The Company will furnish a copy of the Codes to any person, without charge, upon written request directed to the Corporate Secretary at our principal executive offices at 2701 Patriot Boulevard, Glenview, Illinois 60026. Any amendment or waiver to the Codes with respect to our chief executive officer, chief financial officer, controller or persons performing similar functions will be disclosed as required by applicable law and will be posted promptly on our website.

Compensation of Directors

            We have adopted a director compensation program that establishes annual compensation for our non-employee directors that will enable us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of restricted stock units ("RSUs") as described below. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of Aon Hewitt.

Cash Compensation

            Non-Employee Directors (Other Than Our Non-Executive Chairman):    In 2014, our non-employee director compensation program provided the following cash compensation for all non-employee directors (other than our non-executive Chairman):

  •
  An annual cash retainer of $100,000;

  •
  An additional annual cash retainer of $15,000 payable to our Lead Independent Director; and

  •
  Additional annual cash retainers in the amounts set forth below payable to the chairs of each committee and to each non-employee director serving as a committee member:

Committee Name	Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$10,000
Compensation and Management Development	$20,000	$7,500
Nominating and Corporate Governance	$15,000	$6,500
Nutrition Science and Technology	$15,000	$6,500
Risk Management and Compliance	$20,000	$7,500

            Non-Executive Chairman:    In 2014, our non-executive Chairman was entitled to an annual cash retainer of $190,000 in lieu of the cash compensation payable to non-employee directors detailed above.

Restricted Stock Units

            Non-Employee Directors (Other Than Our Non-Executive Chairman):    In 2014, each non-employee director (other than our non-executive Chairman) was entitled to an annual equity grant in the form of RSUs under our 2009 Amended and Restated Stock Award and Incentive Plan (as proposed to be amended and renamed as the LTIP under Proposal No. 3 set forth in this Proxy Statement, the "Award and Incentive Plan") having a grant date fair market value of $175,000. Generally, these RSU grants are made concurrently with annual equity grants to our employees; however, unlike employee equity grants, the directors' RSU grants vest in full on the first anniversary of the grant date.

            Non-Executive Chairman:    In 2014, in lieu of the RSU grant made to non-employee directors, our non-executive Chairman was entitled to an annual grant of RSUs having a grant date fair value of $360,000, which vests in full on the first anniversary of the grant date.

2014 Director Compensation

            The following table provides information on 2014 compensation for non-employee directors who served on the Board during 2014.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Steven M. Altschuler, M.D.	$122,500	$175,006	$297,506
Howard B. Bernick	$143,750	$175,006	$318,756
Kimberly A. Casiano	$116,500	$175,006	$291,506
Anna C. Catalano	$119,667	$175,006	$294,673
Celeste A. Clark, Ph.D.	$113,667	$175,006	$288,673
James M. Cornelius	$190,000	$360,043	$550,043
Stephen W. Golsby	$106,500	$175,006	$281,506
Michael Grobstein	$113,333	$175,006	$288,339
Peter G. Ratcliffe(3)	$140,750	$175,006	$315,756
Elliott Sigal, M.D., Ph.D.	$111,500	$175,006	$286,506
Robert S. Singer	$132,500	$175,006	$307,506

(1)
Consists of the amounts described above under "Compensation of Directors—Cash Compensation" for 2014 including annual cash retainers, a lead independent director retainer, committee chair retainers and committee member retainers. Committee assignments were modified on May 1, 2014, and payments were prorated accordingly. For 2014, Mr. Bernick served as the Lead Independent Director.

(2)
Amounts shown represent the grant date fair value of RSUs granted in 2014 as described above under "Compensation of Directors—Restricted Stock Units" and as computed in accordance with Financial Accounting Standards Board ("FASB") (Accounting Standards Codification ("ASC")) Topic 718, Compensation—Stock Compensation. The value of dividends to be paid on RSUs is factored into the grant date fair value of the awards.

The following table sets forth the aggregate number of outstanding RSUs held by each director as of December 31, 2014:

Name	RSUs
Steven M. Altschuler, M.D.	2,146
Howard B. Bernick	2,146
Kimberly A. Casiano	2,146
Anna C. Catalano	2,146
Celeste A. Clark, Ph.D.	2,146
James M. Cornelius	4,415
Stephen W. Golsby	2,146
Michael Grobstein	2,146
Peter G. Ratcliffe	2,146
Elliott Sigal, M.D., Ph.D.	2,146
Robert S. Singer	2,146
(3)
Includes $20,000 paid to Mr. Ratcliffe for his service as Chair of the Special Committee of the Board formed to investigate certain business activities in China, as described in the Company's Annual Report on Form 10-K for fiscal year 2014 (see "Part I, Item 3. Legal Proceedings").

Director Stock Ownership Guidelines

            Our non-employee directors are subject to ownership guidelines regarding shares of our common stock. Our guidelines require that, within four years of becoming a director, each of our non-employee directors hold common stock with a value equal to four times his or her annual cash retainer. This common stock is to be acquired through the retention of the annual stock awards as well as any other acquisition of common stock. Our non-employee directors may not sell any of their common stock awards until the director has achieved the ownership threshold (except to satisfy tax withholding requirements). If a director holds the retention amount, such director may elect to sell any shares above that amount upon vesting. When one of our non-employee directors departs from the Board, the director must retain common stock with a value equal to four times his or her annual cash retainer for a six-month period following the director's date of departure. All of our current directors have met our stock retention requirements, or are on track to meet our stock retention requirements, within the required time frame.

Policy Prohibiting Speculative Transactions

            Our securities trading policy prohibits our directors, officers and employees from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities. Accordingly, our directors, officers and employees are not permitted to engage in transactions involving short sales, in transactions involving puts, calls and other derivative instruments, or hedging transactions such as forward sale contracts.

            Our policy further prohibits our directors, officers and employees from holding our securities in margin accounts or pledging our securities as collateral for loans. An exception to this prohibition may be granted by the Company's General Counsel where a director or officer wishes to pledge our securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. Except with regard to the pledge of securities described in footnote 5 to the "Security Ownership of Certain Beneficial Owners and Management" table, below, no such approvals were made in 2014.

Compensation Committee Interlocks and Insider Participation

            None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve, or in the past year has served, on our Board or Compensation and Management Development Committee.

Executive Officers

            Set forth below is biographical information concerning our executive officers as of March 13, 2015. Biographical information pertaining to Mr. Jakobsen, who is both a director and an executive officer of the

Company, may be found above under the section titled "Our Board of Directors." Each of the executive officers is elected by and serves at the pleasure of the board of directors.

Name	Position(s)
Peter Kasper Jakobsen	President and Chief Executive Officer
Charles M. Urbain	Senior Vice President and Interim Chief Financial Officer
Patrick M. Sheller	Senior Vice President, General Counsel and Secretary
James Jeffrey Jobe	Senior Vice President, Technical Operations
Dirk Hondmann, Ph.D.	Chief Scientific Officer
Tom De Weerdt	Vice President, Controller and Commercial Finance, Asia

Charles M. Urbain	Age 60

            Mr. Urbain has been our Interim Chief Financial Officer since March 13, 2015. He had served as our Senior Vice President, Stakeholder Relations and Chief Development Officer since January 2012, which role included leadership of the Company's global human resources function. Mr. Urbain previously had been our President, Asia and Europe from January 2009 through December 2011 and has been continuously employed by Mead Johnson or BMS since February 1987 in various capacities. From June 2008 to January 2009, he served as Senior Vice President, North America, Latin America and Europe. From June 2007 to June 2008, Mr. Urbain served as Senior Vice President, North America and Europe. From January 2004 to June 2007, Mr. Urbain served as Senior Vice President, International, and from January 2001 to January 2004, he served as Senior Vice President, Latin America, Canada and Europe.

Patrick M. Sheller	Age 53

            Mr. Sheller has been our Senior Vice President, General Counsel and Secretary since January 2015. Prior to joining the Company, Mr. Sheller served as Senior Vice President, General Counsel, Secretary and Chief Administrative Officer of Eastman Kodak Company ("Kodak"). He served as Kodak's General Counsel since 2011, as its Chief Administrative Officer since 2012 and as Secretary to Kodak's Board of Directors since 2009. In 2011, Mr. Sheller was named Kodak's Deputy General Counsel, and from 2005 to 2011, he served as their Chief Compliance Officer. Prior to that time, Mr. Sheller held various senior counsel roles with Kodak, including Chief Antitrust Counsel and division counsel to the Health Group and international commercial counsel to the Europe, Africa & Middle East Region. He also held operational roles in Kodak's Health Group as Director of Strategic Planning and Business Development of the Health Care Information Systems business and Director of Operations for the Health Informatics business.

James Jeffrey Jobe	Age 55

            Mr. Jobe has been our Senior Vice President—Technical Operations since October 2014, prior to which time he served as our Senior Vice President, Global Supply Chain since November 2005. Mr. Jobe has been continuously employed by Mead Johnson since 1988. From May 2003 to November 2005, Mr. Jobe served as Senior Director, North America Supply Chain. From March 2000 to May 2003, Mr. Jobe served as Senior Director, International Supply Chain.

Dirk Hondmann, Ph.D.	Age 51

            Dr. Hondmann has been our Chief Scientific Officer since October 2014, prior to which time he served as our Senior Vice President, Global Research and Development since joining Mead Johnson in October 2005. From October 2002 to October 2005, Mr. Hondmann served as vice president, research and development of Slimfast, an affiliate of the Unilever Group, an international manufacturer of food, home care, and personal care products.

Tom De Weerdt	Age 42

            Mr. De Weerdt has been our Vice President, Corporate Controller since September 2012. As of December 2014, he has taken on the additional responsibility for Commercial Finance, Asia. Prior to joining the Company, Mr. De Weerdt had served as the Vice President, Finance and Chief Financial Officer of Whirlpool Europe, Middle East and Africa since September 2010 where he lead the financial and administration functions for the business. From October 2008 to September 2010, he was the Vice President Finance, Global Production Organization for Whirlpool Corporation where he headed global financial processes and coordinated significant cost restructuring programs. Prior to that time, he held various senior financial positions with Whirlpool Corporation and its European subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information as of March 13, 2015, regarding beneficial ownership of our common stock by:

  •
  each person known to us to be a beneficial owner of more than five percent of our common stock;

  •
  each of our Named Executive Officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

            The number of shares beneficially owned by each stockholder is determined under the SEC's rules and generally includes voting or investment power over shares. Under SEC rules, shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days. Voting power includes the power to direct the voting of the shares, and investment power includes the power to direct the disposition of the shares. Unless otherwise noted, shares listed below are owned directly or indirectly with sole voting and investment power. None of our directors or executive officers, individually or as a group, beneficially owns greater than 1% of the outstanding shares of our common stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Common Stock Beneficially Owned(%)
5% or Greater Stockholders
FMR LLC(2)	17,986,567		8.88%
BlackRock, Inc.(3)	10,932,412		5.40%
The Vanguard Group(4)	10,822,894		5.34%
Named Executive Officers and Directors:
Peter Kasper Jakobsen	195,943	(5)
Peter G. Leemputte	199,312	(6)
Charles M. Urbain	103,068	(7)
James Jeffrey Jobe	67,252	(8)
William C. P'Pool	12,177	(9)
Steven M. Altschuler, M.D.	12,741
Howard B. Bernick	34,322	(10)
Kimberly A. Casiano	7,280
Anna C. Catalano	8,899
Celeste A. Clark, Ph.D.	8,110
James M. Cornelius	120,544	(11)
Stephen W. Golsby	28,326
Michael Grobstein	2,146
Peter G. Ratcliffe	13,045
Michael A. Sherman	—
Elliott Sigal, M.D., Ph.D.	22,620	(12)
Robert S. Singer	14,822
All directors and executive officers as a group (18 persons)	691,490	(13)

(1)
Includes shares credited to accounts of the executive officers under the Mead Johnson & Company Retirement Savings Plan and stock options that are currently exercisable or exercisable within 60 days. No RSUs or performance shares will vest and be payable within 60 days.

(2)
As reported on Schedule 13G filed with the SEC on February 13, 2015, FMR LLC beneficially owned 17,986,567 shares of our common stock as of December 31, 2014. Of such shares, FMR LLC has sole voting power for 911,455 shares. The address of the principal business office of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)
As reported on Schedule 13G filed with the SEC on February 9, 2015, BlackRock, Inc. beneficially owned 10,932,412 shares of our common stock as of December 31, 2014. Of such shares, BlackRock, Inc. has sole voting power for 9,195,447 shares, sole dispositive power for 10,931,839 shares and shared dispositive power for 573 shares. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(4)
As reported on Schedule 13G filed with the SEC on February 11, 2015, The Vanguard Group beneficially owned 10,822,894 shares of our common stock as of December 31, 2014. Of such shares, The Vanguard Group has sole voting power for 348,015 shares, sole dispositive power for 10,492,022 shares and shared dispositive power for 330,872 shares. The address of the principal business office of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

(5)
Includes 160,234 shares underlying stock options that are currently exercisable or exercisable within 60 days. 27,114 of the shares of common stock held by Mr. Jakobsen have been pledged to secure a line of credit extended by a commercial bank.

(6)
Includes 142,436 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(7)
Includes 52,445 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(8)
Includes 53,555 shares underlying stock options that are currently exercisable or exercisable within 60 days and 54.832 shares held indirectly through the Mead Johnson & Company Retirement Savings Plan.

(9)
Includes 12,175 shares underlying stock options that are currently exercisable or exercisable within 60 days and 1.624 shares held indirectly through the Mead Johnson & Company Retirement Savings Plan.

(10)
These shares are held by a personal holding company owned by the director.

(11)
Includes 66,707 shares contributed by Mr. Cornelius to a grantor retained annuity trust.

(12)
Includes 12,950 shares held indirectly through Sigal Family Investments, LLC, a family investment limited liability company of which Dr. Sigal is the sole manager.

(13)
Includes 303,998 shares underlying stock options currently exercisable or exercisable within 60 days and 56.456 shares held indirectly through the Mead Johnson & Company Retirement Savings Plan.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports that have been filed by or on behalf of such persons in this regard and written representations from them that no other reports were required, we believe that all persons filed the reports required by Section 16(a) of the Exchange Act on a timely basis during or with respect to 2014, except for one late report on Form 4 (due to broker miscommunication) detailing a single sale of shares by Kimberly A. Casiano.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

            During 2014, the Company employed Sarah Mulhall, the spouse of Tom De Weerdt, one of our executive officers. The Company made aggregate payments to Ms. Mulhall of $125,937 during the 2014 fiscal year, which compensation was established by the Company in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. In the course of her employment, Ms. Mulhall did not have a reporting relationship with Mr. De Weerdt. As of July 31, 2014, Ms. Mulhall was no longer an employee of the Company. This transaction was approved by the Board in accordance with the policy described below.

            The Board must approve any transactions involving the Company in which any of our directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members has a direct or indirect material interest and where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. In doing so, the Board takes into account, among other factors it deems appropriate:

  •
  The related person's interest in the transaction;

  •
  The approximate dollar value of the amount involved in the transaction;

  •
  The approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  Whether the transaction was undertaken in the ordinary course of our business;

  •
  Whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  The purpose of, and the potential benefits to us of, the transaction; and

  •
  Any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

EXECUTIVE COMPENSATION

Compensation and Management Development Committee Report

            The Compensation and Management Development Committee has reviewed and discussed with management the disclosures contained in the section entitled "Compensation Discussion and Analysis" of this Proxy Statement. Based upon this review and discussion, the Compensation and Management Development Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Members of the Compensation and Management Development Committee,
Howard B. Bernick, Chairman Steven M. Altschuler Anna C. Catalano Robert S. Singer

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

            This Compensation Discussion and Analysis ("CD&A") describes our executive compensation program design and how our program operated in 2014 with respect to our principal executive officer, our principal financial officer and our three other most highly compensated executive officers (collectively our "Named Executive Officers"). The CD&A first describes our executive compensation philosophy and then details the process by which our Compensation and Management Development Committee (the "CMDC") established 2014 Named Executive Officer compensation. We discuss each Named Executive Officer's performance during 2014, as well as the principal components of their respective 2014 compensation and other benefits. Finally, we describe several of our key corporate governance policies covering executive compensation.

            For 2014, our Named Executive Officers were:

  •
  Peter Kasper Jakobsen—our President and Chief Executive Officer;

  •
  Peter G. Leemputte—our former Executive Vice President and Chief Financial Officer;*

  •
  Charles M. Urbain—our Senior Vice President and Interim Chief Financial Officer;*

  •
  James Jeffrey Jobe—our Senior Vice President, Technical Operations; and

  •
  William C. P'Pool—our former Senior Vice President, General Counsel and Secretary.**

*
On March 13, 2015, Mr. Urbain was appointed Interim Chief Financial Officer following Mr. Leemputte's decision to leave the Company. The details of Mr. Leemputte's separation compensation are described under "—Potential Payments Upon Termination or Change in Control" starting on page 51 below.

**
In January 2015, Mr. Patrick M. Sheller succeeded Mr. P'Pool as our Senior Vice President, General Counsel and Secretary. The details of Mr. P'Pool's separation compensation are described under "—Potential Payments Upon Termination or Change in Control" starting on page 51 below.

Executive Summary

  •
  The foundation of our executive compensation program is a philosophy that focuses on pay-for-performance, stockholder value creation and competitive pay. Our executive compensation program is highly performance oriented and is designed to establish competitive pay levels and recognize Company and individual performance.

  •
  Approximately 80% of total compensation is structured in the form of variable or "at risk" compensation. As such, our executives have a significant portion of their potential compensation based primarily on the annual and long-term financial success of our Company and the creation of a sustainable return to our stockholders.

  •
  We are pleased with our overall performance in 2014. The geographic diversity of our business allowed us to succeed in a more challenging global economic environment. We delivered strong volume growth in our North America/Europe and Latin America segments, which helped mitigate slower growth in China/Hong Kong. Our U.S. business performed especially well as we gained market share and expanded our children's business.

2014 Financial and Operating Performance Highlights

  •
  We reported full year 2014 sales of $4,409.3 million, an increase of 5% from $4,200.7 million in the prior year.

  •
  EPS in 2014 was $3.54, up 5% from $3.36 in 2013. Earnings growth was driven by increased sales and a lower effective tax rate. Higher dairy costs, adverse foreign exchange impacts and Singapore facility start-up expenses partially offset earnings growth.

            A comparison of the performance of our common stock against the performance of both our industry group and the market as a whole provides another perspective on our overall long-term performance and is one of the several factors the CMDC considered when making its compensation decisions.

            The following graph compares the cumulative total return on an investment in our common stock with the cumulative total return on an investment in each of the Standard & Poor's 500 (S&P 500) Stock Index and the S&P 500 Packaged Foods Index. The graph assumes that the value of the investment in our common stock and in each index was $100 and that all dividends were reinvested.

Comparison of Cumulative Total Return
Among Mead Johnson Nutrition Company, the S&P 500 Index and the S&P 500 Packaged Foods Index
Assumes Initial Investment of $100

	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014
Mead Johnson Nutrition Company	100.00	144.84	162.45	158.20	204.68	249.72
S&P 500 Stock Index	100.00	115.06	117.49	136.30	180.44	205.14
S&P 500 Packaged Foods Index	100.00	116.36	136.37	150.54	196.96	219.64

            Beyond our financial performance, the individual efforts of the Named Executive Officers contributed to many other important achievements in 2014 that strengthened our competitiveness and our brand and positioned our Company for sustainable business growth over the longer-term, while continuing to invest in the development of our people and giving back to the communities in which we operate.

  •
  Among our many achievements in 2014, we relaunched our Enfa franchise in many markets, with new, improved formulations and a fresh packaging look. We expanded our liquids portfolio into several new markets in Asia and Latin America, and we continued the rollout of our key specialty formulas across Asia. We also continued to build our capabilities, opening a new spray drying facility in Singapore and breaking ground on other important capacity expansion projects in both Europe and the United States.

  •
  We continued to develop our people, added selective new talent, and strengthened our organizational capabilities to ensure that we can operate to the highest standards and deliver superior performance.

  •
  We continued to make advances in reducing the environmental impact of our business. We drove our social and charitable programs which focus upon the most vulnerable infants and children in the communities in which we operate.

Executive Compensation Philosophy

            We base our executive compensation philosophy on three core elements: (1) pay for performance, (2) stockholder value creation and (3) competitive pay. Each of these elements is further described below.

Pay for Performance

            We structure our executive compensation program to align the interests of our senior executives with the interests of our stockholders. We believe that an executive's compensation should be tied directly to helping us achieve our mission, execute our strategy and deliver value to our stockholders. We also believe that a significant amount of compensation should be variable and earned over the long-term. Therefore, a significant part of each executive's pay depends on both Company performance and individual performance measured against financial and operational objectives. We believe this approach serves to focus the efforts of our executives on the attainment of sustained growth and profitability.

            As Company or individual performance fluctuates above or below targeted levels, our executives' pay will fluctuate above or below our pay objective. This compensation strategy helps ensure that the Company remains focused on annual operating excellence while simultaneously emphasizing sustainable long-term enterprise value.

Stockholder Value Creation

            Our compensation plans are designed to motivate executives to increase the value we deliver to our stockholders. While managing risk, we believe that investing for the growth and profitability of our brands and business is critical to the long-term success of our Company. As such, a substantial portion of executive compensation is delivered in the form of equity awards, the value of which parallels value delivered to our stockholders.

Corporate Governance

            Below we summarize both executive compensation practices that we have implemented to drive performance and executive compensation practices that we avoid because we do not believe they serve the long-term interests of our stockholders.

Competitive Pay

            We believe that a competitive executive compensation program is an important tool to help attract and retain talented leaders. By providing compensation that is competitive with our peer companies, we retain the talent we need and enhance our ability to recruit new talent as we continue to build and lead our business over the long term. In addition, our executive compensation program is designed to:

  •
  Pay executives equitably relative to one another based on the work they do, the capabilities and experience they possess and the performance they demonstrate;

  •
  Promote a nondiscriminatory work environment that enables us to leverage the diversity of thought that comes with a diverse global workforce;

  •
  Motivate executives to deliver high performance with integrity; and

  •
  Continue to focus on good corporate governance by implementing compensation best practices and corporate policies, several of which are described in greater detail below under "—Corporate Governance Policies Covering Executive Compensation."

Executive Compensation Program Design for 2014

Role of the CMDC

            The CMDC is responsible for reviewing the executive compensation strategy and philosophy for our organization. The CMDC reviews and approves individual compensation packages for our most senior executives. The CMDC reviewed and approved both the Named Executive Officers' 2014 annual incentive award goals and payouts (as described under "Annual Incentive Awards," below) as well as their 2014 long-term incentive award goals and payouts (as described under "Long-Term Incentive Awards," below).

            In the case of compensation for individuals below the most senior level, the CMDC delegated certain authority to members of management to make determinations in accordance with guidelines established by the CMDC.

Interaction between Executive Officers and the CMDC

            The Chief Executive Officer and Chief Financial Officer are involved in recommending to the CMDC the performance targets to be used for the annual and long-term incentive programs, subject to CMDC review and approval. In addition, the senior executive officer responsible for human resources works with the CMDC, its independent compensation consultant and senior management to: (i) ensure that the CMDC is provided with the appropriate information to make its decisions; (ii) propose recommendations for CMDC consideration and action; and (iii) communicate those decisions to senior management for implementation. When determining compensation for the Named Executive Officers (other than the Chief Executive Officer), the CMDC considered individual performance as assessed by the Chief Executive Officer. The performance of the Chief Executive Officer was assessed directly by the Board in executive session with no members of management present.

Role of the Independent Compensation Consultant

            The CMDC retained Aon Hewitt as its independent compensation consultant. Aon Hewitt reports directly to the CMDC, and the CMDC directly oversees the fees paid for these services provided by Aon Hewitt. The CMDC instructs the consultant to give it advice, independent of management, and to provide such advice for the benefit of our Company and our stockholders. Aon Hewitt assisted the CMDC by providing the following services in 2014:

  •
  Participating in the design and development of our executive compensation program for 2014;

  •
  Providing competitive benchmarking and market data analysis, including identifying the companies comprising our peer group and recommendations for updates and revisions to our compensation and benefit plans;

  •
  Assessing the pay for performance relationship of the executive compensation program;

  •
  Providing compensation recommendations for our most senior executives, including our President and Chief Executive Officer; and

  •
  Attending all of the CMDC's meetings.

            Aon Hewitt has developed safeguards to promote the independence of its executive compensation consulting advice. These independence policies include: (i) strong confidentiality requirements, a code of conduct and a strict policy against investing in client organizations; (ii) management of multiservice client relationships by separate account executives; (iii) clearly defined engagements with compensation committees that are separate from any other services provided; (iv) formal segregation of executive compensation services into a separate business unit; (v) no incentives for cross-selling of services and no compensation rewards based on other results; (vi) no offers of more favorable terms for companies that retain Aon Hewitt for additional services; and (vii) consulting work limited to boards, compensation committees and companies, with no representation of individual executives in any capacity.

            The CMDC has determined that the work of Aon Hewitt does not raise any conflict of interest and engaged Aon Hewitt without the recommendation of management. In making this assessment, the CMDC considered, among other factors, Aon Hewitt's provision of other services to the Company, the level of fees received by Aon Hewitt from the Company as a percentage of Aon Hewitt's total revenues, Aon Hewitt's policies and procedures designed to prevent conflicts of interest, and whether the individual Aon Hewitt advisers to the CMDC own any Company stock or have any business or personal relationships with members of the CMDC or our executive officers.

            As Aon Hewitt is a leading, global human resources consultancy, the Company also retains Aon Hewitt both in certain ongoing roles and on an as-needed basis. In 2014, Aon Hewitt received $97,611 in fees for its work done on behalf of the CMDC, $19,004 in fees for its work performed on behalf of the Nominating and Governance Committee and an additional $1,152,790 for general compensation consulting, employee benefit program and actuarial services done on behalf of the Company at the request of management. The CMDC was advised in 2014 of the work that Aon Hewitt does for the Company but did not specifically approve these other services.

Competitive Benchmarking

            For 2014, our executive compensation program sought to provide target total compensation between the 50th and 75th percentile (i.e. the "leading median") of a designated peer group of multinational companies when targeted levels of performance were achieved. We believe it is critical to pay executives at a competitive level relative to our peer group in order to attract and retain the talent we need to deliver high performance. We review competitive pay levels to maintain our executive compensation program guidelines on an annual basis (i.e. our salary structure, our annual target bonus levels and our long-term incentive award guidelines). We also use competitive size-adjusted pay levels to help determine individual pay decisions.

            Based on Aon Hewitt's analysis and recommendation, the CMDC used the following peer group of companies for competitive benchmarking of our 2014 executive compensation program:

Allergan, Inc.	Hanesbrands Inc.	Kellogg Company
Campbell Soup Company	Hasbro Inc.	Mattel Inc.
Church & Dwight Co., Inc.	Herbalife Ltd.	McCormick & Company, Incorporated
The Clorox Company	The Hershey Company	Molson Coors Brewing Company
Colgate-Palmolive Company	Hillshire Brands Company	Perrigo Company plc
Energizer Holdings, Inc.	Ingredion Incorporated	The Sherwin-Williams Company
The Estée Lauder Companies Inc.	International Flavors & Fragrances Inc.	TreeHouse Foods, Inc.
Hain Celestial Group Inc.	The J.M. Smucker Company	Tupperware Brands Corporation

            We believe this peer group of 24 companies was appropriate given the nature of the consumer products industry. The companies were chosen for a variety of reasons, including: comparability in size in terms of revenue and market capitalization; global business footprint; and strategic characteristics specific to the food and beverage and consumer products industries. We also considered whether a peer group company competed directly with us for executive talent. We annually review the composition of our peer group and make changes when appropriate. As a result of the 2014 analysis, we removed both H.J Heinz Company (following its 2013 acquisition) and Chiquita Brands International Inc. (due to its market capitalization consistently falling below that of our Company and the rest of the peer group). These companies were replaced with International Flavors & Fragrances Inc. and Perrigo Company plc which better reflect the criteria stated above.

2014 Stockholder Advisory Vote on Executive Compensation

            The CMDC reviewed the results of the 2014 stockholder advisory vote on our executive compensation and believes that having 96.4% of the votes cast for approval of our executive compensation confirms that the actions and policy decisions reflected in last year's proxy statement were appropriate. After considering this approval, the CMDC concluded that no additional actions should be taken beyond those that were part of the normal recurring activity described in this CD&A.

Determining the Individual Compensation of Named Executive Officers for 2014

            All elements of executive compensation are reviewed both separately and in the aggregate to ensure that the amount and types of compensation are appropriately competitive and that the program design encourages the creation of long-term stockholder value. The CMDC sets individual compensation levels after considering the following factors:

  •
  Individual performance, unique qualifications and experience;

  •
  Company performance measured against annual corporate performance goals; and

  •
  Achievement of individual goals and objectives.

2014 Corporate Performance Goals

            In establishing annual corporate performance goals, the CMDC strives to ensure that targets are sufficiently ambitious to create maximum stockholder value, while also offering an opportunity to provide meaningful payouts to our executives. The CMDC uses the following measures with relative weightings to determine the level of achievement of various awards.

Performance Measure	Definition	Rationale/Linkage to Stockholder Value	Weighting	2014 Target
2014 Net Sales Goal	Company performance measured against targeted net sales in constant currency, excluding the impact of specified items*	Sales growth is a key driver of value creation	40%	$4,377 million

2014 EBIT Goal	Company performance measured against targeted earnings before interest and taxes (EBIT), excluding the impact of specified items*	The EBIT goal ensures that operating performance and cost management are given significant attention in incentive compensation (versus EPS alone)	25%	$1,033 million

2014 EPS Goal	Company performance measured against targeted diluted earnings per share, as adjusted for specified items*	EPS is the broadest measure that captures key factor driving profitability: operating performance, capital structure (debt) and taxes	25%	$3.60

2014 Working Capital Goal	Company performance measured against targeted working capital (inventories, trade accounts receivable, and accounts payable) expressed as a percentage of net sales in constant currency, excluding the impact of specified items*	The Working Capital goal focuses the organization on all drivers of cash flow	10%	9%

*
As defined in our Annual Report on Form 10-K for fiscal year 2014.

Individual Performance

            All of our employees, including our Named Executive Officers, participate in the Company's performance management process. The performance management process measures individual performance over the course of the previous year against pre-set financial and operational performance metrics. Each Named Executive Officer has the same goals and objectives with financial and operational measures that are relevant for each of their geographies or functions. These goals and objectives are cascaded down through the organization.

            When determining the individual 2014 annual incentive payments and the 2014 long-term incentive awards, the CMDC considered the strong financial performance of our Company against pre-set financial measures identified on page 33 and general operational performance and achievements which had a direct impact on the financial measures. In addition, the CMDC placed an emphasis on the requirement that the Named Executive Officers achieve their respective goals while demonstrating the highest standards of business integrity and ethics.

            Peter Kasper Jakobsen:    For Mr. Jakobsen, our President and Chief Executive Officer, the CMDC considered the following: (a) the Company's financial performance and his leadership in driving strong revenue and EPS growth across the business despite dairy costs and foreign exchange headwinds, (b) the acceleration of revenue growth and profit improvement in the North America business, (c) the opening of the Company's new research and manufacturing facility in Singapore on time and below budget (d) systematic approach to strengthening the leadership team via development and recruitment, and (e) important work to reinforce the businesses internal controls and governance practices.

            For the other Named Executive Officers, 2014 performance results were highlighted as follows:

            Peter G. Leemputte:    For Mr. Leemputte, our former Executive Vice President and Chief Financial Officer, the CMDC considered the following: (a) the issuance of $500 million in bonds at an attractive long-term rate in order to retire debt which matured late in the year, (b) work within the finance function on maintaining and strengthening procedures and policies in support of the Business Conduct and Controls initiative, while helping to drive profitable growth, (c) continued productivity enhancements in information management and technology, (d) the reduction of the Company's effective tax rate, (e) important work to strengthen our finance function leadership team, and (f) maintaining our strong investor relations program.

            Charles M. Urbain:    For Mr. Urbain, our Senior Vice President and Interim Chief Financial Officer as of March 13, 2015, the CMDC considered the following with respect to his previous role as Senior Vice President, Stakeholder Relations & Chief Development Officer throughout 2014: (a) his role in strengthening the Company's capabilities in managing key stakeholder relations including the opening of a new office in Washington, D.C., (b) improvements in the Company's capability to evaluate internal and external business development opportunities, (c) his leadership of the human resources function and the successful recruitment and transition of the new SVP Global Human Resources, and (d) changes to the Company's compensation and benefits approach to improve our Company's ability to attract and retain talent across the global business.

            James Jeffrey Jobe:    For Mr. Jobe, our Senior Vice President, Technical Operations, the CMDC considered the following: (a) his continued success in enhancing the Company's food safety & quality programs, (b) the effective delivery of the global productivity program (c) evolving manufacturing network capabilities to support business growth, (d) the opening of the Company's new research and manufacturing facility in Singapore on time and below budget, and (e) the continued strengthening of our global supply chain function through leadership development and recruitment.

            William C. P'Pool:    For Mr. P'Pool, our former Senior Vice President, General Counsel and Secretary, the CMDC considered his performance in providing legal advice to the Board and senior management. The CMDC also considered his performance in managing the legal function to support the Company's results, including: (a) his team's support in strengthening the organization in terms of business conduct, compliance and control, (b) the work of his department on business continuity and corporate security and (c) business support for our distributor management project and the opening of our new facility in Singapore.

Principal Components of the 2014 Executive Compensation Program for Named Executive Officers

            There are three primary components to our executive compensation program: base salary, annual incentive awards and long-term incentive awards. The following charts show our approximate targeted 2014 compensation mix for these primary components of compensation for (i) our Chief Executive Officer and (ii) the other Named Executive Officers, on an aggregate basis:

Target Compensation Mix

CEO Target Compensation	All Other Named Executive Officers

            We believe that the target mix supports the core elements of our executive compensation philosophy by emphasizing incentive compensation while providing competitive base salary. The following discussion explains how each of these pay components was determined and describes the specific pay decisions that were made in 2014 with respect to the Named Executive Officers.

Base Salaries

            The base salaries of executives are targeted at the 50th percentile of our compensation peer group as an initial benchmark. Specific salary levels are based on factors such as individual performance, unique qualifications and experience. When awarded, salary increases are based on individual performance, individual salary position relative to market data, and our overall salary increase budget in a given year. Management reviews results of surveys that forecast what other companies' salary increase budgets will be and sets the annual salary increase budgets based upon such forecasts, along with consideration of business performance and economic conditions. In addition, salary adjustments may be granted based on significant job changes, sustained performance in a role and/or the determination that an executive's base salary is below the benchmark based on the peer group analysis.

            Based on these considerations, the base salaries for Messrs. Jakobsen, Leemputte, Urbain and P'Pool were not adjusted above the levels set in 2013. The salary for Mr. Jobe was adjusted in March 2014 in connection with this annual salary review process and, again, in October 2014 in connection with his appointment as Senior Vice President, Technical Operations. The base salaries for the Named Executive Officers for 2014 were as follows:

Name	December 31, 2013 Base Salary	2014 Percentage Increase in Base Salary	December 31, 2014 Base Salary
Peter Kasper Jakobsen	$1,000,000	—%	$1,000,000
Peter G. Leemputte	$607,000	—%	$607,000
Charles M. Urbain	$551,000	—%	$551,000
James Jeffrey Jobe	$380,000	18.42%	$450,000
William C. P'Pool	$460,000	—%	$460,000

Annual Incentive Awards

            In 2014, annual incentive awards were made to our executives under the 2009 Senior Executive Performance Incentive Plan (the "Executive Performance Incentive Plan") and are targeted at the median of the compensation peer group. Each executive's target annual incentive award is a percentage of the executive's base salary as determined by job level and benchmarking data. The Executive Performance Incentive Plan is designed such that achievement below the threshold level of performance would yield no payout, achievement at the threshold level of performance would yield a payout of 40% of target and achievement at levels at or above the exceeding level of performance would yield a maximum payout equal to 200% of target.

            Consistent with our pay-for-performance philosophy, our 2014 annual incentive awards are cash awards designed to reward executives for achieving corporate and individual performance goals. For 2014, each executive's annual incentive award payout was subject to the 2014 Corporate Performance Goals. The 2014 Corporate Performance Goals, comparative Company results and the resulting payouts with respect to each such performance goal were as follows:

Corporate Performance Goals	Weighting	Target	Actual(1)	Achievement	Payout
2014 Net Sales Goal	40%	$4,377 million	$4,489 million	102.6%	126.1%
2014 EBIT Goal	25%	$1,033 million	$1,027 million	99.4%	95.3%
2014 EPS Goal	25%	$3.60	$3.65	101.4%	115.0%
2014 Working Capital Goal	10%	9.0%	8.8%	102.2%	103.0%
Total	100%				113.3%

(1)
The results reported by the Company in its earnings release dated January 29, 2015 reflect the implementation of mark-to-market pension accounting and, therefore, are different than certain amounts stated above.

            After Company performance was measured against the 2014 Corporate Performance Goals, each executive's 2014 annual incentive award was determined in accordance with the total payout percentage shown above and an assessment of each executive's achievement of individual performance goals described on page 31 above. On February 26, 2015, the CMDC met and approved 2014 annual incentive award payouts as follows:

Name	Target Annual Incentive	Actual Annual Incentive
Peter Kasper Jakobsen	$1,150,000	$1,035,000
Peter G. Leemputte	$515,950	$464,355
Charles M. Urbain	$385,700	$480,698
James Jeffrey Jobe	$264,875	$315,109
William C. P'Pool	$299,000	$338,767

            These actual payout amounts shown above are also reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table below.

Long-Term Incentive Awards

            Long-term incentive awards are made to our executives under our stockholder-approved 2009 Amended and Restated Stock Award and Incentive Plan (as proposed to be amended and renamed as the LTIP under Proposal No. 3 set forth in this Proxy Statement, the "Award and Incentive Plan"). Our 2014 long-term incentive awards are equity-based awards designed to tie executive interests to the interests of stockholders. The ultimate value of long-term incentive awards is determined by stock price, which provides a direct link to the creation of stockholder value. In addition, our long-term incentive award program is designed to reward individual performance, as the amount of long-term incentive awards granted can vary based on individual performance and future potential. We use three long-term incentive award vehicles, each of which serves a different purpose.

  •
  Performance share awards to reward the achievement of financial objectives which align with our global growth strategy;

  •
  Stock option awards to reward the creation of stockholder value and growth; and

  •
  Restricted stock unit awards to enhance the retention component of our programs.

            We typically make grants of long-term incentive awards in late February or early March of each year, following the release of the prior year's financial results. We believe that consistent timing of equity award grants reflects good corporate governance that reduces the risk in selecting a grant date with a preferential stock price. For additional details regarding our policy for granting long-term incentive awards, see "—Corporate Governance Policies Covering Executive Compensation—Equity Grant Practices."

            The following chart shows the 2014 mix of the long-term incentive awards for each of the Named Executive Officers:

Mix of Long-Term Incentive Awards

            As indicated in the chart above, we typically grant 40% of long-term incentive awards in the form of performance shares, 40% in the form of stock options and 20% in the form of restricted stock units. We believe that this mix of long-term incentive awards provides an appropriate balance between linking the compensation of our executives directly to the creation of growth in stockholder value and enhancing the retention aspect of our executive compensation program.

            The target number of performance shares, stock options, and restricted stock units granted to each executive is determined based on a review of competitive market data, a subjective assessment of individual performance and future performance expectations. For 2014, the long-term incentive target values for our Named Executive Officers generally reflected the 75th percentile of our peer group for this pay component. These target values are reviewed and approved annually. Once the target value of the annual long-term incentive award is determined, the number of performance shares, stock options and restricted stock units is calculated based on the mix of long-term incentive awards approved by the CMDC (illustrated above) and the closing stock price on the date of grant.

Performance Share Awards

            In 2014, 40% of each Named Executive Officer's and other senior executives' long-term incentive awards were granted in the form of performance share awards ("performance shares"). Each executive's performance share award is denominated as a target number of performance shares (the "Executive's Target Shares") for a three-year performance cycle (a "Performance Cycle"). Each Performance Cycle is comprised of three discrete annual performance periods (each, a "Performance Period"). One-third of an Executive's Target Shares is targeted to be earned during each Performance Period in the Performance Cycle.

            Corporate financial goals applicable to a Performance Period must be achieved if the executive is to earn the portion of the Executive's Target Shares applicable to that Performance Period. Like the Annual Incentive Awards, the financial goals applicable to the 2014 Performance Period are identical to the Corporate Performance Goals. Performance share awards are designed such that achievement of the corporate financial goals below the threshold level of performance would yield no payout, achievement at the threshold level would yield a payout of 40% of target for that portion of the award and achievement at levels at or above the exceeding level of performance would yield a maximum payout of 200% for that portion of the award.

            After the completion of each Performance Period, the CMDC certifies the corporate financial performance results and calculates the number of shares earned by each executive with regard to such Performance Period. At approximately the same time, the CMDC establishes new corporate financial goals for the next Performance Period in the Performance Cycle. Share amounts that are earned for a completed Performance Period are fixed for the remaining duration of the Performance Cycle but are not distributed until the end of the Performance Cycle, at which time all of the shares earned by an executive for the Performance Cycle vest and are paid out to the executive.

Performance Results Under Our Outstanding Performance Share Awards

            The following table illustrates our performance share awards for each of the 2012-2014, 2013-2015 and 2014-2016 performance cycles. The 2012 and 2013 Performance Periods were previously completed and awards for these periods are fixed.

  Our Performance Share Awards for the 2012-2014, 2013-2015, and 2014-2016 Performance Cycles

            For the 2012 and 2013 performance periods, 25% of the target award was based on our performance against target earnings before interest, taxes, depreciation and amortization, excluding the impact of specified items (the "2012 EBITDA Goal" and "2013 EBITDA Goal"). This change from EBITDA to EBIT as a performance measure in 2014 was made to facilitate the cascading of corporate performance goals to the respective geographic markets, where EBIT is our primary measure of operating performance.

  Long-Term Performance Results

            As noted above, each long-term Performance Cycle is comprised of three discrete annual Performance Periods. We believe that maintaining discrete, annual Performance Periods for our performance share awards allow us to set more aggressive objectives than would be considered for a single three-year performance period. This approach allows us to focus on attainment of specific annual objectives while maintaining alignment with long-term strategic objectives. Furthermore, our use of four different performance measures for each annual Performance Period provides a multi-dimensional view of performance, often with varying levels of achievement and resulting payouts, as described below.

Year	Measure	Weighting	Target	Actual	Achievement	% Payout
2012	Net Sales	40%	$4,000 million	$3,920 million	98.0%	86.2%
	EBITDA	25%	$1,046 million	$984 million	94.1%	72.4%
	EPS	25%	$3.15	$3.08	97.8%	95.6%
	Working Capital	10%	9.0%	10.2%	86.7%	—%
	Total	100%				76.5%
2013	Net Sales	40%	$4,147 million	$4,197 million	101.2%	113.5%
	EBITDA	25%	$1,060 million	$1,054 million	99.4%	98.0%
	EPS	25%	$3.32	$3.38	101.8%	117.5%
	Working Capital	10%	9.5%	7.4%	122.1%	200.0%
	Total	100%				119.3%
2014	2014 Net Sales Goal	40%	$4,377 million	$4,489 million	102.6%	126.1%
	2014 EBIT Goal	25%	$1,033 million	$1,027 million	99.4%	95.3%
	2014 EPS Goal	25%	$3.60	$3.65	101.4%	115.0%
	2014 Working Capital Goal	10%	9.0%	8.8%	102.2%	103.0%
	Total	100%				113.3%

Stock Option Awards

            Stock options provide for the right of an executive to purchase shares of Company stock in the future based on a fixed price established on the date of grant. As such, we believe stock options are inherently performance-based as the option has value to the executive only in the case that the stock price increases over time. If the stock price does not increase above the grant price, the executive will realize no value from the award. More details on the practices of granting stock options can be found below under "—Equity Grant Practices."

            In 2014, 40% of each Named Executive Officer's and other senior executives' long-term incentive awards were granted in the form of stock options as an incentive to create long-term stockholder value. The stock option awards granted in 2014 will vest 33.3% each year on the first, second and third anniversaries of the grant date.

Restricted Stock Unit Awards

            Restricted stock units generally provide for the right of an executive to receive shares of Company stock upon the attainment of continuous employment through the vesting schedule. If the executive does not meet the employment conditions specified in the award agreement, the executive will forfeit the award.

            In 2014, 20% of each Named Executive Officer's and other senior executives' long-term incentive awards were granted in the form of restricted stock units. Restricted stock units are awarded not only to help support the creation of stockholder value but also to enhance the retention of our executives. Generally, annual awards granted to our Named Executive Officers vest in full on the fourth anniversary of the grant date.

            The CMDC periodically grants additional "off-cycle" awards to key employees, including Named Executive Officers, in connection with promotions, recruitment and retention efforts, succession planning, or significant accomplishments or achievements. In October 2014, the CMDC granted Mr. Jobe an off-cycle award of 6,160 restricted stock units, with a grant date value of $588,280, in recognition of his leadership contributions and assumption of new responsibilities. Consistent with past off-cycle awards, these restricted stock units will vest on the third anniversary of the date of grant.

Individual Compensation Arrangements

            Generally, we have no employment contracts with our executives, unless required by local law or practice. We have not entered into an employment agreement with any of the Named Executive Officers.

Other Elements of 2014 Compensation

            In addition to the components set forth above, our senior executives, including each of the Named Executive Officers, are entitled to participate in qualified and non-qualified retirement and savings plans, severance and change in control severance plans, other general employee benefits and limited perquisite opportunities.

Post-Employment Benefits

            We offer certain plans that provide compensation and benefits to employees, including the Named Executive Officers, upon their retirement or if their employment is otherwise terminated. These plans are periodically reviewed by the CMDC to ensure that they are consistent with current competitive practice. The plans offered are common within our peer group and enhance our ability to attract and retain key talent.

Retirement Benefits

            Qualified and Non-Qualified Retirement Plans:    During 2014, each of the Named Executive Officers participated in our defined benefit plans for U.S. employees, which provide income for employees following retirement. These plans were closed to new participants in 2009 and participants do not accrue additional service credits under the defined benefit formulas. The Retirement Income Plan is a tax-qualified plan, as defined under Internal Revenue Service ("IRS") regulations, and the Benefit Equalization Plan—Retirement Plan is a non-qualified plan that provides pension benefits above those allowed under the pay limits for tax-qualified plans. All of our U.S. employees are eligible for the qualified plan if they work at least 1,000 hours per year, and employees whose pay or benefits exceeds the IRS qualified plan limits are eligible for the non-qualified plan. The Summary Compensation Table reflects any increase in 2014 in the actuarial value of these benefits under each of these plans. Accrued benefits for each of the Named Executive Officers, determined as of December 31, 2014, are provided in the Pension Benefits Table.

            Qualified and Non-Qualified Savings Plans:    During 2014, each of the Named Executive Officers participated in our savings plans for U.S. employees, which allow employees to defer a portion of their base salary and bonus and to receive matching contributions from us to supplement their income in retirement. The Retirement Savings Plan is a tax-qualified 401(k) plan, as defined under IRS regulations, and the Benefit Equalization Plan—Savings Plan is a non-qualified deferred compensation plan that allows employees to defer a portion of their base salary and bonus and to receive matching contributions from us in excess of the contributions allowed under the Retirement Savings Plan. The savings plans are designed to allow employees to accumulate savings for retirement on a tax-advantaged basis. All of our U.S. employees are eligible to participate in the qualified plan, and employees whose pay or benefits exceeds the IRS qualified plan limits are eligible for the non-qualified plan. The Summary Compensation Table reflects our contributions to these plans during 2014. The Non-Qualified Deferred Compensation table provides more detail on the Benefits Equalization Plan—Savings Plan.

Severance Benefits

            Severance Plan:    The Second Amended and Restated Mead Johnson & Company, LLC Senior Executive Severance Plan (the "Executive Severance Plan") provides the basis for establishing a competitive level of severance protection for certain senior executives to help us attract and retain key talent necessary to run our Company. Severance payments are based on the executive's position in the Company and may be adjusted as determined by the CMDC in certain situations. Treatment of outstanding equity awards in the event of a qualifying termination are governed by the terms of the applicable equity award agreement. Both the key terms of the Executive Severance Plan and the value of severance benefits to be paid to our Named Executive Officers under the Executive Severance Plan (assuming an effective termination date of December 31, 2014) are described below under "—Potential Payments Upon Termination or Change in Control." In December 2014, the CMDC modified the Company's preexisting executive severance plan to align with peer group practice. Changes to the plan included expanded eligibility and an amendment to the calculation of severance payments to include target bonus.

            Change in Control Severance Plan:    The Third Amended and Restated Mead Johnson & Company, LLC Executive Change in Control Severance Plan (the "Executive Change in Control Plan") enables management to evaluate and support potential transactions that might be beneficial to stockholders even though the result would be a change in control of our Company. The plan contains a "double-trigger," which means that benefits are only triggered upon a covered executive's involuntary termination of employment with us other than for cause or by the covered executive's termination of employment for good reason, in either case during the two-year period following the date of a change in control. Severance payments are based on the executive's position in the Company. Treatment of outstanding equity awards in the event of a qualifying termination upon a change in control are governed by the terms of the applicable equity award agreement. The plan does not provide excise tax gross-ups. Both the key terms of the Executive Change in Control Plan and the value of severance benefits to be paid to our Named Executive Officers under the Executive Change in Control Plan (assuming an effective termination date of December 31, 2014) are described below under "—Potential Payments Upon Termination or Change in Control." In June 2014, the Company modified its preexisting plan to clarify certain provisions relating to payment of bonuses, to update eligibility provisions and to make other technical and clarifying changes.

General Employee Benefits

            We maintain medical and dental insurance, accidental death insurance and disability insurance for all of our employees. The Named Executive Officers are eligible to participate in the same welfare benefit plans as our other employees and are covered by the same vacation, leave of absence and similar policies.

Limited Perquisites

            We maintain an expatriate program that provides certain benefits to our employees who accept expatriate assignments. Our executive officers, including the Named Executive Officers, are entitled to the same benefits under the Company's expatriate program as other Company employees. Under the Company's expatriate program, such benefits include providing gross-ups on taxable foreign assignment assistance and making tax equalization payments on behalf of (or to) expatriate employees who, as a result of their expatriate assignment, incur tax liabilities in excess of what they would have incurred had they not accepted the expatriate assignment. In 2014, Mr. Urbain incurred excess tax liabilities in the amount of $209,888 related to income earned during his prior expatriate assignment in Thailand (the "Urbain Expatriate Assignment"). Under our expatriate program, the Company paid such excess tax liabilities, as reported for Mr. Urbain, below, in the "All Other Compensation" column of the Summary Compensation Table. In future years, the Company may pay additional excess tax liabilities for Mr. Urbain under this program based on potential additional foreign tax liability on certain other income earned by Mr. Urbain during the Urbain Expatriate Assignment. The Company will, to the extent possible, claim any foreign tax credit refunds available during future years based on income earned by Mr. Urbain during the Urbain Expatriate Assignment.

            Except for the benefits provided under the Company's expatriate program, perquisites, if any, for individual Named Executive Officers in 2014 were less than $10,000.

Tax Implications of Executive Compensation Program

            It is our intention that amounts payable under the Executive Performance Incentive Plan, gains from stock option awards and long-term performance share awards will be fully deductible "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). However, in order to maintain a market competitive executive compensation program, we reserve the right to make awards that are not treated as "performance-based" compensation under Section 162(m) of the Code and, as such, may not be fully deductible under Section 162(m). More specifically, compensation attributable to the vesting of restricted stock unit awards is not "performance-based" under Section 162(m) of the Code.

Corporate Governance Policies Covering Executive Compensation

Risk Considerations

            The CMDC considers, in establishing and reviewing our compensation program, whether the program or any of its features could encourage unnecessary or excessive risk taking. The factors considered by the CMDC include:

  •
  the general design philosophy of our compensation policies and practices, as such policies and practices relate to or affect risk taking by employees on our behalf, and the manner of their implementation;

  •
  our risk assessment and incentive considerations in structuring our compensation policies and practices or in awarding and paying compensation;

  •
  how our compensation policies and practices relate to the realization of risks resulting from the actions of employees in both the short term and the long term;

  •
  our policies regarding adjustments to our compensation plans and practices to address changes in our risk profile; and

  •
  whether any material adjustments need to be made to our compensation policies and practices as a result of any changes in our risk profile.

            The CMDC believes any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. The CMDC believes that it has mitigated unnecessary risk considering both the design of the compensation plans and the controls placed upon them because (i) payments under all of our management compensation plans are capped, (ii) the multiple performance goals relate directly to the business plan approved by the Board and (iii) there is an appropriate balance between our annual operating achievements and longer-term value creation, with a particular emphasis on longer-term value creation. This evaluation is completed annually by the CMDC.

Stock Ownership and Retention Guidelines for Executive Officers

            To further promote sustained stockholder return and to ensure the Company's executives remain focused on both short- and long-term objectives, the Company has established stock ownership and retention guidelines for our executive officers. Our guidelines require that our CEO hold shares of our common stock with a value of five times his base salary and that other senior executives, including each of our Named Executive Officers, hold shares of our common stock with a value of three times their base salary. Until these stock ownership retention amounts are attained, the executive should not sell any shares acquired following any option exercises or vesting of stock awards (except to satisfy tax withholding requirements).

            Executive officers are required to accumulate and hold the minimum number of shares to meet their respective stock ownership level within five years of assuming their position. For purposes of this requirement, "shares" include shares of our common stock that are owned by the executive officer, unvested time-based RSUs, performance shares earned for the annual performance periods of our open performance cycles, and the value of shares held in the company 401(k) savings plan. The CMDC reviews the stock ownership and retention levels of our executive officers on an annual basis, and in February 2015, determined that, all of our executive officers, including the Named Executive Officers, were found to have either satisfied these requirements or were on track to satisfy these requirements ahead of their allowed time frame.

Equity Grant Practices

            The following describes our practices regarding equity grants to our employees.

Approval of Awards

            Awards granted to our Chief Executive Officer, executive officers and other senior executives and employees are approved by the CMDC. The CMDC has provided a limited delegation of authority to the Chief Executive Officer and the senior executive officer responsible for human resources to make grants of equity at times other than the annual grant within certain limits. These grants are used primarily in the case of new hires or promotions.

Grant Effective Date—Annual Awards and All Other Awards

            For regularly scheduled annual awards, the grant effective date is the date on which the CMDC meets to grant annual awards. For awards granted to current employees at any other time during the year, the grant effective date is the first business day of the month following the approval date, except that if the approval date falls on the first business day of a given month, the grant effective date is the approval date. For awards granted to new hires, the grant effective date is the first business day of the month following the employee's hire date, except that if the employee's hire date falls on the first business day of a given month, the grant effective date is the employee's hire date. In no case whatsoever will the grant effective date precede the approval date of a given award.

Grant Price and Fair Market Value

            The stock option exercise price of all stock option awards is the fair market value of our common stock as of the date of grant, which for this purpose is the closing price of our common stock on the New York Stock Exchange on the date of grant.

Clawback Provisions

            We have a policy providing for the adjustment or recovery of compensation in certain circumstances. If the Board, upon recommendation by the CMDC, determines that, as a result of a restatement of our financial statements or an act of malfeasance of office, an executive has received more compensation than would have been paid absent the action(s) or the incorrect financial statements, the Board, in its discretion, shall take such action as it deems necessary or appropriate to address the events that gave rise to the restatement or improper action and to prevent its recurrence. In certain cases, such action may include, to the extent permitted by applicable law: (i) requiring partial or full reimbursement of any bonus or other incentive compensation paid to the executive, (ii) causing the partial or full cancellation of restricted stock units or deferred stock awards and outstanding stock options, (iii) adjusting the future compensation of such executive and (iv) dismissing or taking legal action against the executive, in each case as the Board, upon recommendation by the CMDC, determines to be in our best interests and that of our stockholders.

Summary Compensation Table—2014, 2013, and 2012

            The following table and notes present information concerning total compensation earned by each of our Named Executive Officers for service in 2014, 2013 and 2012, with the exception of Mr. Jobe, whose total compensation is shown for 2014 and 2013 only. Mr. Jobe was first deemed to be a Named Executive Officer in 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Peter Kasper Jakobsen	2014	1,000,000	—	3,445,523	1,291,803	1,035,000	1,403,529	193,303	8,369,158
President and Chief Executive Officer	2013	893,846	—	2,718,663	966,747	981,000	—	113,345	5,673,601
	2012	696,185	—	1,189,729	430,993	500,000	610,666	66,359	3,493,932
Peter G. Leemputte	2014	607,000	—	1,033,657	387,546	464,355	45,243	112,386	2,650,187
Former Executive Vice President and Chief	2013	603,769	—	1,087,422	386,705	557,362	—	97,932	2,733,190
Financial Officer	2012	590,423	—	2,880,010	404,054	405,000	42,804	140,190	4,462,481
Charles M. Urbain	2014	551,000	—	758,047	284,201	480,698	776,508	327,825	3,178,279
Senior Vice President and Interim Chief	2013	548,038	—	747,590	265,854	416,638	—	606,961	2,585,081
Financial Officer	2012	535,962	—	743,591	269,375	300,000	1,031,201	249,106	3,129,235
James Jeffrey Jobe	2014	407,500	—	1,080,988	184,731	315,109	757,551	85,997	2,831,876
Senior Vice President, Technical Operations	2013	377,308	—	543,748	193,352	298,587	—	69,237	1,482,232
William C. P'Pool	2014	460,000	—	492,708	184,731	338,767	165,593	77,094	1,718,893
Former Senior Vice President, General Counsel	2013	454,615	—	611,742	217,520	295,750	—	63,013	1,642,640
and Secretary	2012	422,500	—	557,654	202,036	230,000	157,922	79,043	1,649,155

(1)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options, restricted stock units and performance shares determined in accordance with FASB ASC Topic 718. The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company's Consolidated Financial Statements:

For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K filed:	Note
2014	December 31, 2014	February 27, 2015	6
2013	December 31, 2013	February 18, 2014	6
2012	December 31, 2012	February 21, 2013	6

  For performance share awards granted during 2014, the Company assumed that these awards would pay out at the targeted number of shares, and the grant date fair values set forth in the Stock Awards column for each Named Executive Officer reflects this assumption. Assuming maximum performance is achieved, the grant date value of the performance share awards would be as follows:

	Value of Performance Share Awards at Target	Value of Performance Share Awards Assuming Maximum Performance
Peter Kasper Jakobsen	$2,269,001	$4,538,002
Peter G. Leemputte	$680,709	$1,361,418
Charles M. Urbain	$499,207	$998,414
James Jeffrey Jobe	$324,470	$648,940
William C. P'Pool	$324,470	$648,940
(2)
These amounts were earned under the Executive Performance Incentive Plan, which is discussed in the CD&A starting on page 33.

(3)
The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are attributable to the aggregate change during 2014 in the actuarial present value of each Named Executive Officer's accumulated pension benefit; the present value of the accumulated pension benefits is reported below in the "Pension Benefits—2014" table. During 2014, the actuarial present value of accumulated pension benefit increased for each Named Executive Officer. Increases in the actuarial present values for each such Named Executive Officer were driven by changes in the pension discount rate and lump sum interest rates, updated mortality tables, and the final year of pension accruals from earnings.

(4)
Amounts shown in the All Other Compensation column for 2014 are comprised of the following:

	Group Term Life Insurance Premiums	Relocation and Expatriate Benefits Tax Gross-Ups		Company Contributions to Defined Contribution Plans(b)	Total
Peter Kasper Jakobsen	$3,072	—		$190,231	$193,303
Peter G. Leemputte	$1,865	—		$110,521	$112,386
Charles M. Urbain	$1,693	$209,888	(a)	$116,244	$327,825
James Jeffrey Jobe	$1,257	—		$84,740	$85,997
William C. P'Pool	$1,413	—		$75,681	$77,094

  (a)
  Amount shown represents excess tax liabilities paid by the Company on behalf of Mr. Urbain in connection with the Urbain Expatriate Assignment. Foreign tax credit refunds are available during future years based on certain income earned by Mr. Urbain during the Urbain Expatriate Assignment.

  (b)
  Includes Company contributions to the qualified and non-qualified savings plans.

Grants of Plan Based Awards—2014

            The following table presents information regarding the incentive awards granted to the Named Executive Officers for 2014.

									All Other Stock Awards: Number of Shares of Stock or Units (#)
										All Other Option Awards: Number of Securities Underlying Options (#)
												Grant Date Fair Value of Stock and Option Awards ($)(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Kasper Jakobsen	—	Annual Incentive	460,000	1,150,000	2,300,000
	2/28/2014	Perf. Shares				11,541	28,853	57,706				2,269,001
	2/28/2014	RSUs							14,427			1,176,522
	2/28/2014	Stock Options								73,649	$81.55	1,291,803
Peter G. Leemputte	—	Annual Incentive	206,380	515,950	1,031,900
	2/28/2014	Perf. Shares				3,462	8,656	17,312				680,709
	2/28/2014	RSUs							4,328			352,948
	2/28/2014	Stock Options								22,095	$81.55	387,546
Charles M. Urbain	—	Annual Incentive	154,280	385,700	771,400
	2/28/2014	Perf. Shares				2,539	6,348	12,696				499,207
	2/28/2014	RSUs							3,174			258,840
	2/28/2014	Stock Options								16,203	$81.55	284,201
James Jeffrey Jobe	—	Annual Incentive	105,950	264,875	529,750
	2/28/2014	Perf. Shares				1,650	4,126	8,252				324,470
	2/28/2014	RSUs							2,063			168,238
	10/1/2014	RSUs							6,160			588,280
	2/28/2014	Stock Options								10,532	$81.55	184,731
William C. P'Pool	—	Annual Incentive	119,600	299,000	598,000
	2/28/2014	Perf. Shares				1,650	4,126	8,252				324,470
	2/28/2014	RSUs							2,063			168,238
	2/28/2014	Stock Options								10,532	$81.55	184,731

(1)
Threshold payout shown is based on 40% payout factor on Company financial performance only. Individual performance rating below target can further reduce threshold payout to zero. Maximum payout shown is 200% of the target amount.

(2)
Threshold payout shown is based on 40% payout factor on Company financial performance only. No payout is made for performance below the threshold level. Maximum payout shown is 200% of the target amount.

(3)
The amounts shown represent the grant date fair value of the relevant award determined in accordance with FASB ASC Topic 718. For awards subject to performance-based conditions, the grant date fair values set forth above are calculated based on target achievement. For a discussion of the assumptions made in the valuations reflected in this column, see Note 6 to the Company's Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2014.

Description of Plan-Based Awards

Annual Incentive Awards

            These non-equity incentive plan awards represent annual incentive award opportunities granted to the Named Executive Officers under the Executive Performance Incentive Plan for the 12-month period from January 1, 2014 through December 31, 2014. The target levels of awards are generally set as a percentage of base salary based on grade level and targeted at the median of our peer group. At its meeting in January 2014, the CMDC determined that the performance measures would be based on the 2014 Net Sales Goal (40%), the 2014 EBIT Goal (25%), the 2014 EPS Goal (25%), and the 2014 Working Capital Goal (10%), as described in the CD&A under "—2014 Corporate Performance Goals," beginning on page 30. Performance targets for 2014 were set based on the 2014 business plan.

Performance Share Awards

            The performance share awards were granted to the Named Executive Officers under the Award and Incentive Plan for the Company's 2014-2016 performance cycle and represent part of the normal annual long-term incentive grants. Performance shares are earned at between zero to 200% of one-third of the target award amount based on the achievement of the performance goal(s) established for each year of the performance cycle, subject to performance criteria being met and, generally, with continued employment through the end of 2016. Dividends or dividend equivalents are not payable on the performance shares. The performance-based conditions for the first one-third of these awards determinable for 2014 were the 2014 Net Sales Goal (40%), the 2014 EBIT Goal (25%), the 2014 EPS Goal (25%), and the 2014 Working Capital Goal (10%). Upon an executive's death or retirement more than one year after the grant date, the executive or the executive's estate will retain any shares that have become fixed for annual performance periods that have been completed and will be entitled to a proportionate number of shares for the year in which their employment ended. If an executive's employment is terminated "without cause" or "for good reason" prior to a change in control, the executive will retain any shares that have become fixed for annual performance periods that have been completed and will be entitled to a proportionate portion of the total number of shares for the year in which employment terminates. In June 2014, the Company updated the terms of its performance share awards to provide that if an executive's employment is terminated "without cause" or "for good reason" during the two years following a change in control, the executive is entitled to receive the actual performance share payout for any full performance year completed prior to the termination date and the target performance share payout for the year of termination and any years not yet commenced.

Restricted Stock Units ("RSUs")

            The RSUs were granted to the Named Executive Officers under the Award and Incentive Plan, and represent part of the normal annual long-term incentive grants and any off-cycle grants. The RSUs also earn dividend equivalents in accordance with the terms of the applicable agreement. Generally, the awards granted as part of the annual long-term incentives vest in full on the fourth anniversary of the grant date. The off-cycle grant for Mr. Jobe vests in full on the third anniversary of the grant date. An executive's right to the RSUs is generally subject to continued employment by the Company and an agreement to not compete, solicit or engage in any activity that is harmful to the interests of the Company. Upon an executive's death or retirement at least one year after the grant date, the executive or the executive's estate will be entitled to a proportionate number of the total number of RSUs granted. If an executive's employment is terminated "without cause" or "for good reason" prior to a change in control, the executive will be entitled to a proportionate number of the total number of RSUs granted. If an executive's employment is terminated "without cause" or "for good reason" during the two years following a change in control, all remaining restrictions will lapse and the RSUs will become fully vested.

Stock Options

            The stock options were granted to the Named Executive Officers under the Award and Incentive Plan, and represent part of the normal annual long-term incentive grants. Generally, one-third of the stock option award vests on each of the first, second and third anniversaries of the grant date. The stock options have an exercise price equal to the closing stock price on the date the CMDC approved their grant and can be exercised once vested but before their expiration ten years following the date they were granted. The vesting of the unvested stock options will be fully accelerated upon an executive's retirement or death more than one year after the grant date and the executives will have the full term to exercise the options. Upon an executive's termination "without cause" or "for good reason" prior to a change in control, the executive will generally be entitled to a portion of the total number of unvested options granted and have three months to exercise these options. If an executive's employment is terminated "without cause" or "for good reason" during the two years following a change in control, all restrictions will lapse and the options will become fully vested and the executive will have three months to exercise the options.

Outstanding Equity Awards at Fiscal Year-End—2014

			Option Awards				Stock Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)
Peter Kasper Jakobsen	Stock Options(2)	3/11/2009	27,341	—	26.58	3/11/2019
	Stock Options(3)	2/24/2010	17,409	—	46.30	2/24/2020
	Stock Options(3)	3/2/2011	23,469	—	58.86	3/2/2021
	Stock Options(3)	3/2/2012	16,370	8,188	78.26	3/2/2022
	Stock Options(3)	2/27/2013	21,454	42,910	74.65	2/27/2023
	Stock Options(3)	2/28/2014	—	73,649	81.55	2/28/2024
	RSUs(4)	3/2/2011					4,597	462,182
	RSUs(4)	3/2/2012					4,811	483,698
	RSUs(4)	2/27/2013					12,608	1,267,608
	RSUs(4)	2/28/2014					14,427	1,450,491
	Perf. Shares(6)	3/2/2012					11,236	1,129,667	—	—
	Perf. Shares(7)	2/27/2013					19,550	1,965,557	8,406	845,139
	Perf. Shares(8)	2/28/2014					10,897	1,095,584	19,236	1,933,987

							78,126	7,854,787	27,642	2,779,126
Peter G. Leemputte	Stock Options(2)	3/11/2009	44,086	—	26.58	3/11/2019
	Stock Options(3)	2/24/2010	36,558	—	46.30	2/24/2020
	Stock Options(3)	3/2/2011	29,591	—	58.86	3/2/2021
	Stock Options(3)	3/2/2012	—	7,675	78.26	3/2/2022
	Stock Options(3)	2/27/2013	8,581	17,165	74.65	2/27/2023
	Stock Options(3)	2/28/2014	—	22,095	81.55	2/28/2024
	RSUs(4)	3/2/2011					5,796	582,730
	RSUs(5)	1/3/2012					24,733	2,486,656
	RSUs(4)	3/2/2012					4,510	453,435
	RSUs(4)	2/27/2013					5,043	507,023
	RSUs(4)	2/28/2014					4,328	435,137
	Perf. Shares(6)	3/2/2012					10,533	1,058,988	—	—
	Perf. Shares(7)	2/27/2013					7,821	786,323	3,362	338,015
	Perf. Shares(8)	2/28/2014					3,269	328,665	5,771	580,216

							66,033	6,638,957	9,133	918,231
Charles M. Urbain	Stock Options(3)	3/2/2011	19,898	—	58.86	3/2/2021
	Stock Options(3)	3/3/2012	10,232	5,117	78.26	3/2/2022
	Stock Options(3)	2/27/2013	5,899	11,801	74.65	2/27/2023
	Stock Options(3)	2/28/2014	—	16,203	81.55	2/28/2024
	RSUs(4)	3/2/2011					3,898	391,905
	RSUs(4)	3/2/2012					3,007	302,324
	RSUs(4)	2/27/2013					3,467	348,572
	RSUs(4)	2/28/2014					3,174	319,114
	Perf. Shares(6)	3/2/2012					7,022	705,992	—	—
	Perf. Shares(7)	2/27/2013					5,376	540,503	2,312	232,448
	Perf. Shares(8)	2/28/2014					2,398	241,095	4,232	425,485

							28,342	2,849,505	6,544	657,933
James Jeffrey Jobe	Stock Options(3)	2/24/2010	15,668	—	46.30	2/24/2020
	Stock Options(3)	3/2/2011	14,285	—	58.86	3/2/2021
	Stock Options(3)	3/2/2012	7,674	3,838	78.26	3/2/2022
	Stock Options(3)	2/27/2013	4,290	8,583	74.65	2/27/2023
	Stock Options(3)	2/28/2014	—	10,532	81.55	2/28/2024
	RSUs(4)	3/2/2011					2,798	281,311
	RSUs(4)	3/2/2012					2,255	226,718
	RSUs(4)	2/27/2013					2,522	253,562
	RSUs(4)	2/28/2014					2,063	207,414
	RSUs(5)	10/1/2014					6,160	619,326
	Perf. Shares(6)	3/2/2012					5,267	529,544	—	—
	Perf. Shares(7)	2/27/2013					3,910	393,111	1,681	169,008
	Perf. Shares(8)	2/28/2014					1,558	156,641	2,751	276,586

							26,533	2,667,627	4,432	445,594

			Option Awards				Stock Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(9)
William C. P'Pool	Stock Options(3)	3/2/2012	—	3,838	78.26	3/2/2022
	Stock Options(3)	2/27/2013	—	9,655	74.65	2/27/2023
	Stock Options(3)	2/28/2014	—	10,532	81.55	2/28/2024
	RSUs(4)	3/2/2011					2,898	291,365
	RSUs(4)	3/2/2012					2,255	226,718
	RSUs(4)	2/27/2013					2,837	285,232
	RSUs(4)	2/28/2014					2,063	207,414
	Perf. Shares(6)	3/2/2012					5,267	529,544	—	—
	Perf. Shares(7)	2/27/2013					4,399	442,275	1,892	190,222
	Perf. Shares(8)	2/28/2014					1,558	156,641	2,751	276,586

							21,277	2,139,189	4,643	466,808

(1)
A detailed description of the terms of these awards is set forth above under the section titled "—Description of Plan Based Awards." See also "Compensation Discussion and Analysis—Long-Term Incentive Awards," beginning on page 33, for additional award information.

(2)
25% of this stock option grant vested on each of the first, second, third and fourth anniversaries of its grant date. As of December 31, 2014, this award was fully vested.

(3)
One-third of these stock option awards vests on each of the first, second, and third anniversaries of their grant date. As of December 31, 2014, the 2010 and 2011 awards were fully vested, the 2012 award had one remaining vesting date (March 2, 2015), the 2013 award had two remaining vesting dates (February 27, 2015 and February 27, 2016) and the 2014 award had three remaining vesting dates (February 28, 2015, February 28, 2016 and February 28, 2017).

(4)
This RSU award vests in full (100%) on the fourth anniversary of its grant date.

(5)
This RSU award vests in full (100%) on the third anniversary of its grant date.

(6)
The number and value of performance shares shown represents the number and value of performance shares that became fixed for (i) the 2012 performance period at 76.5% of target based on performance achieved for 2012, (ii) the 2013 performance period at 119.3% of target based on performance achieved for 2013 and (iii) the 2014 performance period at 113.3% of target based on performance achieved for 2014.

(7)
The number and value of performance shares shown represents: (a) the number and value of shares that became fixed for (i) the 2013 performance period at 119.3% of target based on performance achieved for 2013 and (ii) the 2014 performance period at 113.3% of target based on performance achieved for 2014 and (b) the target number and value of shares that could become fixed based on target performance criteria being met for 2015.

(8)
The number and value of performance shares shown represents: (a) the number and value of shares that became fixed for the 2014 performance period at 113.3% of target based on performance achieved for 2014 and (b) the target number and value of shares that could become fixed based on target performance criteria being met for 2015 and 2016.

(9)
The values shown are based on $100.54 per share, which was the closing price of our common stock on December 31, 2014.

Option Exercises and Stock Vested—2014

            The following table presents information regarding the exercise of stock options by Named Executive Officers during 2014 and the vesting during 2014 of other stock awards previously granted to the Named Executive Officers.

	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter Kasper Jakobsen	—	—	23,377	1,884,316
Peter G. Leemputte	50,348	2,556,468	32,906	2,645,903
Charles M. Urbain	34,800	1,736,447	20,934	1,685,391
James Jeffrey Jobe	6,355	476,244	13,929	1,123,377
William C. P'Pool	36,430	1,480,275	14,460	1,166,529

(1)
The pre-tax dollar value realized on the exercise of stock options has been determined by multiplying the aggregate number of stock options exercised during 2014 by the difference between the closing price of the common stock on the exercise date and the exercise price of the stock option as follows:

Name	Date of Exercise		Number of Shares Acquired Upon Exercise	Exercise Price	Closing Price of Common Stock on Exercise Date	Total Value Realized
Peter G. Leemputte	8/8/2014		35,000	$26.58	$93.11	$2,328,550
	8/8/2014		15,348	$78.26	$93.11	$227,918

		Total:	50,348			$2,556,468
Charles M. Urbain	4/1/2014		11,298	$26.58	$85.46	$665,226
	6/18/2014		23,502	$46.30	$91.88	$1,071,221

		Total:	34,800			$1,736,447
James Jeffrey Jobe	10/27/2014		6,355	$26.58	$101.52	$476,244

		Total:	6,355			$476,244
William C. P'Pool	4/1/2014		8,405	$26.58	$85.46	$494,886
	6/18/2014		5,659	$46.30	$91.88	$257,937
	11/17/2014		9,865	$58.86	$100.70	$412,752
	12/24/2014		7,674	$78.26	$102.04	$182,488
	12/24/2014		4,827	$74.65	$102.04	$132,212

		Total:	36,430			$1,480,275
(2)
During 2014, the remaining RSUs which were granted in February 2009 (Founders' Awards) vested, the full amount of RSUs which were granted in February 2010 vested, and the full amount of performance shares granted in 2011 and earned for the completed 2011-2013 performance cycle vested. For each Named Executive Officer, the pre-tax dollar value realized on the vesting of these awards has been determined by multiplying the aggregate number of stock awards that vested by the closing price of the common stock on the vesting date as follows:

Name	Type of Award	Date of Vest		Number of Shares Acquired Upon Vesting	Closing Price of Common Stock on Vesting Date	Total Value Realized
Peter Kasper Jakobsen	RSUs	2/11/2014		5,557	$78.12	$434,113
	RSUs	2/24/2014		5,115	$80.96	$414,110
	Perf. Shares	2/28/2014		12,705	$81.55	$1,036,093

			Total:	23,377		$1,884,316
Peter G. Leemputte	RSUs	2/11/2014		9,725	$78.12	$759,717
	RSUs	2/24/2014		7,161	$80.96	$579,755
	Perf. Shares	2/28/2014		16,020	$81.55	$1,306,431

			Total:	32,906		$2,645,903
Charles M. Urbain	RSUs	2/11/2014		5,557	$78.12	$434,113
	RSUs	2/24/2014		4,604	$80.96	$372,740
	Perf. Shares	2/28/2014		10,773	$81.55	$878,538

			Total:	20,934		$1,685,391
James Jeffrey Jobe	RSUs	2/11/2014		3,126	$78.12	$244,203
	RSUs	2/24/2014		3,069	$80.96	$248,466
	Perf. Shares	2/28/2014		7,734	$81.55	$630,708

			Total:	13,929		$1,123,377
William C. P'Pool	RSUs	2/11/2014		3,126	$78.12	$244,203
	RSUs	2/24/2014		3,325	$80.96	$269,192
	Perf. Shares	2/28/2014		8,009	$81.55	$653,134

			Total:	14,460		$1,166,529

Pension Benefits—2014

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Peter Kasper Jakobsen	Benefit Equalization Plan	0.360	97,373	—
	Retirement Income Plan	0.360	18,609	—
	Key International Plan	11.198	3,185,576	—

			3,301,558	—
Peter G. Leemputte	Benefit Equalization Plan	0.900	218,568	—
	Retirement Income Plan	0.900	51,211	—

			269,779	—
Charles M. Urbain	Benefit Equalization Plan	19.770	4,619,040	—
	Retirement Income Plan	19.770	1,364,924	—

			5,983,964	—
James Jeffrey Jobe	Benefit Equalization Plan	21.270	2,140,059	—
	Retirement Income Plan	21.270	1,217,591	—

			3,357,650	—
William C. P'Pool	Benefit Equalization Plan	5.270	491,617	—
	Retirement Income Plan	5.270	234,756	—

			726,373	—

(1)
There are no additional years of service credited after February 9, 2009, and there are no additional years of pay credited after February 8, 2014.

            The present values disclosed in the Pension Benefits Table above as of December 31, 2014 were based on the following assumptions:

  •
  Discount rates of 3.89% as of December 31, 2014;

  •
  Lump sum mortality was assumed to be the 2014 417(e) table with projected longevity improvements by Scale AA to commencement year; and

  •
  A retirement date at the earliest unreduced retirement age, which can be as early as age 60 with 10 years of service (for Mr. Jakobsen, Mr. Jobe and Mr. P'Pool the present value of the benefit payable upon termination at the end of 2014 would be higher by $8,875, $271,090 and $46,103, respectively).

Retirement Income Plan

            The Retirement Income Plan is a defined benefit pension plan that provides income for employees after retirement. The Retirement Income Plan is a tax-qualified plan, as defined under Section 401(a) of the Code. The benefit is calculated based on the employee's final average compensation and years of service. The Retirement Income Plan was closed to new participants in 2009, which means that no person hired after February 9, 2009 is eligible for participation in this plan. Employees who participate in the Executive Performance Incentive Plan or whose pay or benefits exceed the IRS qualified plan limits are eligible to participate in the Benefit Equalization Plan—Retirement Plan. The key plan provisions of the Retirement Income Plan are as follows:

  •
  The retirement benefit equals:

  •
  2% × Final Average Compensation × Years of Service (prior to February 9, 2009), up to 40, minus

  •
  1/70th of the Primary Social Security Benefit × Years of Service, up to 40.

  •
  Final Average Compensation equals the average of the five consecutive years out of the last ten in which the employee's compensation was the highest. Compensation equals the base salary rate, plus bonuses paid during the year. Compensation is subject to the limits defined under Section 401(a)(17) of the Code. For purposes of calculating Final Average Compensation, compensation increases after February 8, 2014 are not recognized.

  •
  Normal retirement age is 65. Employees may elect to take early retirement at age 55 with 10 or more years of service.

  •
  Employees eligible for early retirement may receive their pension without any reduction at age 60. The pension is reduced by 4% for each year that the retirement age precedes age 60.

  •
  Employees are 100% vested after attaining five years of service.

  •
  The pension is payable as a monthly life annuity, with or without survivor benefits, or a lump sum.

Benefit Equalization Plan—Retirement Plan

            The Benefit Equalization Plan—Retirement Plan is a non-qualified deferred compensation plan that provides income for employees after retirement in excess of the benefits payable under the qualified Retirement Income Plan. The benefit is calculated using the same formula as the Retirement Income Plan, but without the limits on compensation and benefits imposed under Section 401(a)(17) and Section 415(b) of the Code. The provisions are the same as those above for the Retirement Income Plan, except for the following:

  •
  Compensation is not subject to the limits under Section 401(a)(17) of the Code;

  •
  Compensation includes the higher of bonus earned or paid during the year; and

  •
  The pension is paid as a cash lump sum or, if an election is made at least 12 months prior to retirement, the lump sum may be credited to the Benefit Equalization Plan—Retirement Savings Plan.

Key International Pension Plan

            The Key International Pension Plan is a non-qualified plan. This plan was closed to new participants in 2009. The plan provides income for these employees after retirement.

            The benefit is calculated based on the employee's final average compensation and years of service. The key plan provisions are as follows:

  •
  The retirement benefit equals:

  •
  1.75% × Final Average Compensation × Years of Service prior to February 1, 2009 (non-U.S. employees) or February 9, 2009 (U.S. employees), up to 40, minus

  •
  1/70th of the Primary Social Security Benefit × Years of Service, up to 40, only when applicable.

  •
  Final Average Compensation equals the average compensation in the five consecutive years out of the last ten in which the employee's compensation was the highest. Compensation equals the base salary rate, plus the higher of bonuses earned or paid during the year. For purposes of calculating Final Average Compensation, compensation increases after February 8, 2014 are not recognized.

  •
  Normal retirement age is 65. Employees are eligible for early retirement at age 55 with 10 or more years of service.

  •
  Employees eligible for early retirement may receive their pension without any reduction at age 60. The pension is reduced by 4% for each year that the retirement age precedes age 60.

  •
  Employees are 100% vested after attaining five years of service.

  •
  The pension is payable as a monthly life annuity, with or without survivor benefits, or a lump sum.

Non-Qualified Deferred Compensation—2014

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Peter Kasper Jakobsen	103,491	182,731	25,708	—	650,730
Peter G. Leemputte	72,536	100,976	65,276	—	998,721
Charles M. Urbain	110,009	102,062	90,026	—	1,641,216
James Jeffrey Jobe	26,878	69,140	26,144	—	546,872
William C. P'Pool	29,851	60,081	26,531	—	536,898

(1)
Amounts reported as compensation in the last fiscal year in the "Salary" column of the Summary Compensation Table.

(2)
Includes amounts reported as compensation in the last fiscal year in the "All Other Compensation" column of the Summary Compensation Table.

(3)
Amounts not shown in the Summary Compensation Table because they are not above-market.

(4)
Of the amounts shown in this column, the following were reported in the Summary Compensation Table for the prior fiscal years: Mr. Jakobsen ($197,638); Mr. Leemputte ($343,146); Mr. Urbain ($461,727); Mr. Jobe ($71,515); and Mr. P'Pool ($168,767).

            All of the amounts shown in the Non-Qualified Deferred Compensation table above were deferred under the Benefit Equalization Plan—Retirement Savings Plan described below.

Retirement Savings Plan

            The Retirement Savings Plan is a defined contribution plan designed to allow participants to save for retirement and benefit from Company contributions and tax advantages available through the plan. The Retirement Savings Plan is a tax-qualified 401(k) plan, as defined under Section 401(a) of the Code. Employees who participated in the Executive Performance Incentive Plan or whose pay or benefits exceed the IRS qualified plan limits under the Retirement Savings Plan are eligible for the Benefit Equalization Plan—Retirement Savings Plan. The key plan provisions of the Retirement Savings Plan are as follows:

            Participants are immediately eligible for Company contributions. Eligible pay is defined as an employee's current base salary or wages and annual bonus before any pre-tax savings are deducted. Employees are eligible to contribute from 1% to 25% on a pre-tax or after-tax basis or a combination of both to the plan. Employees may make additional pre-tax "catch-up" contributions at or after age 50. The Company will make matching contributions of $1 for each $1 on the first 6% of eligible pay (base pay plus annual bonus) that the employee contributes. The Company matching contribution is on pre-tax and/or after-tax dollars. The plan provides additional Company contributions of 2%, 3% or 4% of eligible pay (base pay plus bonus) to active employees based on employee points (age plus service) as follows:

Less than 40 points:	2%
40 - 59 points:	3%
60 or more points:	4%

            The plan also provides additional transition Company contributions of 2% to employees who, as of February 9, 2009, have 60 or more employee points (age plus service) and at least 10 years of service. These special transition Company contributions were made only through February 8, 2014.

            Employee contributions are always 100% vested. Company contributions become 100% vested as soon as they are made on the participant's behalf and regardless of years of service. Participants are able to invest their own contributions and Company contributions into a variety of investment alternatives at their own discretion.

Benefit Equalization Plan—Retirement Savings Plan

            The Benefit Equalization Plan—Retirement Savings Plan is a non-qualified deferred compensation plan designed to allow participants to save for retirement and benefit from Company contributions and tax advantages available through the plan in excess of the benefits payable under the qualified Retirement Savings Plan. The key plan provisions are the same as those described above for the Retirement Savings Plan, except for the limits on compensation and benefits imposed on the plan under Section 401(a)(17) and Section 415(b) of the Code.

Potential Payments Upon Termination or Change in Control

            We have not entered into employment agreements with our Named Executive Officers. Therefore, post-termination benefits are typically addressed by the plan or award agreement relating to each element of compensation. For example, our equity awards set forth their treatment upon an executive's termination of employment. Two exceptions to this general rule are (i) the treatment and payment of certain compensation with respect to terminations related to involuntary termination by the Company without cause and (ii) termination by the executive with good reason. In addition, we do not provide for "single trigger" vesting of awards upon a change in control. However, pursuant to the terms of our equity award agreements, there is an exception to this general treatment if any of these equity awards would be cancelled or otherwise cease to be outstanding upon a change in control.

            Separation Compensation of Former Senior Vice President, General Counsel and Secretary.    On December 10, 2014, we announced that William C. P'Pool, our then-current Senior Vice President, General Counsel and Secretary, would be leaving the Company to pursue other interests. On that date, the Company entered into a letter agreement (the "P'Pool Agreement") with Mr. P'Pool pursuant to which Mr. P'Pool agreed that he will resign his employment with the Company effective as of April 30, 2015. Under the letter agreement, Mr. P'Pool will receive a total of $1,553,385 as severance pay, payable in semi-monthly installments over 18 months following his termination date. Mr. P'Pool will receive the 2014 bonus to which he is entitled under the Executive Performance Incentive Plan based on satisfaction of company performance factors and a pro-rata portion of the 2015 performance bonus based on satisfaction of 2015 company performance factors, each paid concurrently with corresponding payments made to other similarly-situated executives. Mr. P'Pool's outstanding equity awards will continue to vest through his termination date and be exercisable or payable in accordance with their terms.

            In light of the fact that the P'Pool Agreement became effective prior to December 31, 2014, and his actual compensation upon termination or change in control was determinable as of December 31, 2014, as disclosed in the paragraph above, the term "Named Executive Officer" as utilized below in this section titled "Potential Payments Upon Termination or Change in Control" shall be deemed to exclude Mr. P'Pool.

            Separation Compensation of Former Executive Vice President and Chief Financial Officer.    On March 4, 2015, we announced that Peter G. Leemputte, our then-current Executive Vice President and Chief Financial Officer, would be leaving the Company. On that date, the Company entered into a letter agreement (the "Leemputte Agreement") with Mr. Leemputte pursuant to which Mr. Leemputte will separate from service with the Company effective as of June 30, 2015 (the "separation date"); provided, however, Mr. Leemputte may accept other employment after March 13, 2015 and still receive the benefits provided by the Leemputte Agreement. Under the Leemputte Agreement, Mr. Leemputte will receive total cash severance pay of $2,292,592, comprised of (a) $177,042 in salary continuation payments, payable on normal payroll dates between March 13, 2015 and June 30, 2015, (b) $1,731,117 payable in semi-monthly installments over 18 months following his separation date in accordance with the terms of the Company's Senior Executive Severance Plan and (c) $384,433 as an additional severance payment, payable in semi-monthly installments over 18 months following his separation date. Mr. Leemputte will receive a pro-rated bonus for 2015 based on satisfaction of company performance factors, paid concurrently with corresponding payments made to other similarly-situated executives who have not separated from service. Mr. Leemputte's outstanding equity awards will continue to vest through the separation date and be exercisable or payable in accordance with their terms.

            Other Named Executive Officers.    The discussion below describes payments that are due the Named Executive Officers (other than Mr. P'Pool) in the event of various termination scenarios or a change in control assuming an effective date of December 31, 2014. To the extent payments and benefits are generally available to salaried employees on a non-discriminatory basis, they are excluded from the tabular disclosures which follow. Of our Named Executive Officers, only Messrs. Urbain and Jobe were eligible for retirement benefits as of December 31, 2014.

            None of the tables below reflect payments due to the Named Executive Officers in the event that such Named Executive Officer leaves the Company on a voluntary basis (without good reason or not in connection with a constructive termination). We do not offer any payments to salaried employees, including the Named Executive Officers, upon a voluntary termination other than those that are vested at the time of termination.

Retirement, Death or Disability

Name	Annual Incentive Award ($)(1)	Stock Options ($)(2)	Restricted Stock Units ($)(3)	Long-Term Performance Awards ($)(4)	Total ($)
Retirement:
Peter Kasper Jakobsen	—	—	—	—	—
Peter G. Leemputte	—	—	—	—	—
Charles M. Urbain	480,698	419,535	749,827	1,487,590	3,137,650
James Jeffrey Jobe	315,109	307,725	546,636	1,079,297	2,248,767
Death:
Peter Kasper Jakobsen	1,035,000	1,293,369	1,368,249	4,190,809	7,887,427
Peter G. Leemputte	464,355	615,401	3,592,395	2,173,976	6,846,127
Charles M. Urbain	480,698	419,535	749,827	1,487,590	3,137,650
James Jeffrey Jobe	315,109	307,725	546,636	1,079,297	2,248,767
Disability:
Peter Kasper Jakobsen	1,035,000	2,691,964	3,663,979	4,190,809	11,581,752
Peter G. Leemputte	464,355	1,034,985	4,464,981	2,173,976	8,138,297
Charles M. Urbain	480,698	727,230	1,361,915	1,487,590	4,057,433
James Jeffrey Jobe	315,109	507,728	1,588,331	1,079,297	3,490,465

The following benefits are generally available to all salaried employees, including the Named Executive Officers, upon full retirement at age 65 (or age 55 with 10 or more years of service), death or disability:

(1)
Annual Incentive Award:    Reflects actual amount earned for the fiscal year. Employees are eligible for a pro-rata portion of their annual incentive award. The pro-rata award is paid at target, adjusted for Company performance.

(2)
Stock Options:    Employees are eligible for accelerated vesting of any stock options granted at least one year prior to the termination event and have the full term to exercise. While on disability status, stock option awards continue to vest until termination of employment, with such termination of employment treated as a retirement, death, or voluntary termination of employment depending upon the circumstances at the time of such termination.

(3)
Restricted Stock Units:    Upon retirement or death, employees are eligible for a pro-rata portion of Company restricted stock unit awards granted at least one year prior to the termination event. While on disability status, restricted stock unit awards granted continue to vest until termination of employment at cessation of all disability benefits with such termination of employment treated as a retirement, death, or voluntary termination of employment depending upon the circumstances at the time of such termination.

(4)
Long-Term Performance Awards:    For the 2012-2014, 2013-2015 and 2014-2016 performance cycles, upon completion of one year of service, an executive shall be entitled to receive the performance shares that relate to each completed year of the respective performance cycles, plus a pro-rata portion of the performance shares related to the year in progress upon retirement or death. If the employee incurs a disability and if the disability exceeds 26 weeks in the aggregate during one or more performance years, the employee will earn only a pro-rata portion of the performance shares that the employee would otherwise have earned for such affected performance year(s). While on disability status, earned performance share awards continue to vest until termination of employment treated as a retirement, death or voluntary termination of employment depending upon the circumstances at the time of such termination.

Involuntary Termination without Cause or Termination with Good Reason

            The Company's Named Executive Officers were eligible to receive severance payments and benefits under the Executive Severance Plan if their employment was terminated for any of the following reasons:

  •
  Involuntary termination by the Company or participating employer without "Cause"; or

  •
  Termination by executive with "Good Reason."

Name	Cash Severance ($)(1)	Annual Incentive Award ($)(2)	Stock Options ($)(3)	Restricted Stock Units ($)(4)	Long-Term Performance Awards ($)(5)	Other Benefits and Severance Payments ($)(6)	Total ($)
Peter Kasper Jakobsen	4,376,923	1,035,000	1,009,652	1,672,081	4,190,809	57,747	12,342,212
Peter G. Leemputte	1,731,117	464,355	446,463	3,683,484	2,173,976	56,740	8,556,135
Charles M. Urbain	1,447,435	480,698	309,360	816,686	1,487,590	47,575	4,589,344
James Jeffrey Jobe	1,106,928	315,109	220,542	628,677	1,079,297	47,409	3,397,962

An executive whose employment is terminated by the Company without Cause or by the executive with Good Reason and who complies with the applicable notice provisions in the case of a Good Reason termination, would have been eligible for the following:

(1)
Cash Severance Payment:    Other than four weeks of basic severance pay, subject to signing a general release, a cash severance payment in the amount of two times the sum of base salary and target bonus for Mr. Jakobsen and one and a half times the sum of base salary and target bonus for each of the other Named Executive Officers.

(2)
Annual Incentive Award:    Reflects actual amount earned for the 2014 fiscal year. The Named Executive Officers are eligible for a pro-rata award based on the performance of the Company, subject to signing a general release.

(3)
Stock Options:    In accordance with the terms of the applicable agreement, employees are generally eligible for accelerated vesting for a pro-rata portion of the stock options based on the period of employment during the vesting period. Generally, employees have three months to exercise stock options following termination.

(4)
Restricted Stock Units:    In accordance with the terms of the applicable agreement, employees are generally eligible for a pro-rata number of Company restricted stock units based on the period of employment during the vesting period.

(5)
Long-Term Performance Awards:    In accordance with the terms of the applicable agreement, the employee will be entitled to receive the performance shares that relate to each completed year of the performance cycle, plus a proportionate portion of the total number of shares for the year in which employment terminates.

(6)
Continuation of Certain Benefits and other Severance Payments:    Continuation of health, dental and life insurance coverage, employee assistance benefits and outplacement services, until the earlier of the end of the severance pay period or the date the executive begins new employment, subject to signing a general release. The maximum outplacement benefit under our policy is $25,000, which amount is included in the table above.

            Additionally, executives who are expatriates are eligible for financial counseling and repatriate relocation benefits based on our standard expatriate relocation policy. However, the policy calls for these to be reasonable and customary in amount (e.g., air tickets home and tax preparation services). The policy does not establish a maximum and the Company cannot estimate what value these benefits would have.

            For purposes of the Executive Severance Plan, "Cause" means the following:

  •
  Failure or refusal by the executive to substantially perform their duties with the Company, a participating employer or any of their affiliates (except where the failure results from incapacity due to disability); or

  •
  Severe misconduct or activity deemed detrimental to the interests of the Company, a participating employer or any of its affiliates.

"Cause" will be interpreted by the Compensation and Management Development Committee in its sole discretion and such interpretation will be conclusive and binding.

            For purposes of the Executive Severance Plan, "Good Reason" means the occurrence of any of the following events without the executive's consent:

  •
  A material reduction in the executive's base salary;

  •
  A reduction in the executive's grade level resulting in a material diminution of the executive's authority, duties or responsibilities; or

  •
  A change in the principal location of the executive's job or office, such that the executive will be based at a location that is 50 miles or more further from the executive's principal job or office location immediately prior to the proposed change in job or office.

Change in Control and Involuntary Termination Without Cause or Termination with Good Reason

            The Company's Named Executive Officers are eligible to receive enhanced benefits under the Executive Change in Control Plan in the event of a covered termination following a change in control. The occurrence of a change in control alone is generally insufficient to trigger benefits under the Executive Change in Control Plan. However, pursuant to the terms of our equity award agreements, there is an exception to this general treatment if any of these equity awards would be cancelled or otherwise cease to be outstanding upon a change in control.

            To trigger benefits under the Executive Change in Control Plan, there must be both a "Change in Control" of the Company and either (1) a subsequent involuntary termination by the Company without Cause or (2) a termination by the executive with Good Reason. Thus, the only benefits that an executive would be entitled to upon a change in control alone are those that are vested at the time of the change in control.

            The Company's Named Executive Officers were eligible to receive severance payments and benefits under the Executive Change in Control Plan if their employment was terminated within two years following a Change in Control for any of the following reasons:

  •
  Involuntary termination by Company without "Cause";

  •
  Termination by executive with "Good Reason."

Name	Cash Severance ($)(1)	Annual Incentive Award ($)(2)	Stock Options ($)(3)	Restricted Stock Units ($)(4)	Long-Term Performance Awards ($)(5)	Supplemental Retirement Benefits ($)(6)	Other Benefits and Severance Payments ($)(7)	Reduction in Severance to Eliminate Excise Tax(8)	Total ($)
Peter Kasper Jakobsen	6,450,000	1,150,000	2,691,964	3,663,979	6,969,936	645,000	73,671	—	21,644,550
Peter G. Leemputte	2,245,900	515,950	1,034,985	4,464,981	3,092,208	224,590	72,021	—	11,650,635
Charles M. Urbain	1,873,400	385,700	727,230	1,361,915	2,145,524	187,340	62,829	—	6,743,938
James Jeffrey Jobe	1,429,750	264,875	507,728	1,588,331	1,524,890	142,975	62,617	—	5,521,166

An executive whose employment is terminated without Cause or with Good Reason within two years following a Change in Control would be eligible for the following:

(1)
Cash Severance Payment:    Subject to the executive signing a general release, a cash payment equal to three times base salary plus target bonus for Mr. Jakobsen and two times base salary plus target bonus for each of the other Named Executive Officers.

(2)
Annual Incentive Award:    Reflects target bonus for the 2014 fiscal year. The Named Executive Officers are eligible for a pro-rata award based on the performance of the Company, subject to signing a general release.

(3)
Stock Options:    In accordance with the terms of the applicable award, unvested stock options will fully vest. Employees have three months to exercise these stock options.

(4)
Restricted Stock Units:    In accordance with the terms of the applicable award, accelerated vesting of restricted stock units.

(5)
Long-Term Performance Awards:    In accordance with the terms of the applicable award, long-term performance awards that relate to any completed performance year will be deemed vested, and those related to the year of termination or any future performance year will be deemed earned at target.

(6)
Supplemental Retirement Benefits:    Subject to the executive signing a general release, additional supplemental retirement benefits based on early termination and the amount of severance payable under the plan and including additional credits to defined contribution plans based on cash severance amounts.

(7)
Continuation of Certain Benefits and Other Severance Payments:    Continuation of medical, dental and life insurance coverage, employee assistance benefits, outplacement services and financial planning services, until the earlier of the end of the severance pay period or the date the executive begins new employment, subject to signing a general release. Expatriation and repatriation benefits are also provided. The maximum outplacement benefit under our policy is $25,000, which amount is included in the table above.

Additionally, executives who are expatriates are eligible for financial counseling and relocation benefits. However, the policy calls for these to be reasonable and customary in amount (e.g., air tickets home and tax preparation services). The policy does not establish a maximum and the Company cannot estimate what value these benefits would have.

(8)
Reduction in Severance—Excise Tax:    The Company does not provide excise tax gross-ups to any executive. These agreements contain a "best net" approach to address the potential for any excise tax to be imposed for severance payments and benefits that would constitute an "excess parachute payment" under Section 4999 of the Internal Revenue Code. The Company will not provide a gross-up payment and will instead reduce payments to the executives such that the aggregate amount equals the maximum amount that can be paid without triggering imposition of the excise tax, if the net amount received by the executives on an after-tax basis would be greater than it would be absent such a reduction.

            For purposes of the Executive Change in Control Plan, "Cause" means the following:

  •
  Willful and continued failure by the executive to substantially perform his or her duties with the Company (except if as a result of disability) for a period of 30 consecutive days after written demand for substantial performance is delivered to the executive;

  •
  Willful engagement by executive in conduct that is demonstrably and materially injurious to the Company or its subsidiaries or affiliates, monetarily or otherwise; or

  •
  A felony conviction or the entry of plea of nolo contendere to a felony.

            For purposes of the Executive Change in Control Plan, "Good Reason" means the occurrence of any of the following events without the executive's consent:

  •
  Assignment of any duties materially inconsistent with the executive's status as an officer of the Company or a substantially adverse alteration in the nature or status of the executive's authorities, duties or responsibilities from those in effect immediately prior to the Change in Control;

  •
  A material adverse change in the executive's reporting relationships;

  •
  A material reduction by the Company in the executive's base salary or bonus from the levels in effect immediately prior to a Change in Control or as the same may be increased from time to time after a Change in Control;

  •
  The relocation of the executive's principal place of employment to a location more than 50 miles from the location of such place of employment immediately prior to a Change in Control, except for required travel on the Company's business to an extent substantially consistent with the executive's business travel obligations prior to the Change in Control or, if the executive has consented to a relocation, the failure by the Company to provide the executive with all of the benefits of the Company's relocation policy as in operation immediately prior to a Change in Control;

  •
  The failure of the Company to pay the executive any material amount or portion of executive's compensation or to pay to executive any portion of an installment of deferred compensation under any deferred compensation program of the Company within seven days of the date on which such compensation was due; or

  •
  The failure of the Company to continue in effect any compensation or benefit plan which is material to the executive's compensation and in which executive participated immediately prior to the Change in Control, unless an equitable arrangement has been made with respect to such plan, or the failure by the Company to continue the executive's participation therein on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of executive's participation relative to other participants, as existed at the time of the Change in Control.

            For purposes of the Executive Change in Control Severance Plan, "Change in Control" means the occurrence of any of the following events:

  •
  Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") shall have become the direct or indirect beneficial owner of thirty percent (30%) or more of (i) the then-outstanding shares of common stock of the Company (the "Outstanding MJN Common Shares") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding MJN Voting Securities")(other than, in each case, in connection with a merger or consolidation as a result of which (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company, (2) the direct or indirect holders of the common stock and the voting securities of such holding company immediately following the transaction are substantially the same as the holders of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities, as the case may be, immediately prior to the transaction, and (3) immediately following the transaction no Person is the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the common stock or the voting securities of such holding company);

  •
  The consummation of a reorganization, merger, statutory share exchange, consolidation or similar transaction involving the Company or any of its subsidiaries, the sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole), or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of members of the board of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity surviving or resulting from such Business Combination (including an entity that, as a result of such transaction, owns all or substantially all of the common stock or the voting securities of the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities, as the case may be, (ii) no Person (excluding the Company or any employee benefit plan (or related trust) of the Company or such entity surviving or resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity surviving or resulting from such Business Combination (or any parent thereof) or the combined voting power of the then-outstanding voting securities of such entity (or any parent thereof) entitled to vote generally in the election of members of the board of directors (or, for a non-corporate entity, equivalent governing body) and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity surviving or resulting from such Business Combination (or any parent thereof) were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such Business Combination;

  •
  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

  •
  There shall have been a change in the composition of the Board within a two-year period such that a majority of the Board does not consist of directors who were serving at the beginning of such period together with directors whose initial nomination for election by the Company's stockholders or, if earlier, initial appointment to the Board was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two-year period together with the directors who were previously so approved (either by a specific vote of approval or by approval of the Company's proxy statement in which such person was named as a nominee for election as a director).

AUDIT RELATED MATTERS

Audit Committee Report

            Management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements and its internal control over financial reporting. The independent registered public accounting firm of Deloitte & Touche is responsible for performing an independent integrated audit of the Company's consolidated financial statements and the effectiveness of its internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

            In addition to fulfilling its oversight responsibilities as set forth in its charter and as further described above in the section titled "Committees of the Board of Directors—Audit Committee," the Audit Committee reports as follows:

    1.
    The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2014;

    2.
    The Audit Committee has discussed with representatives of Deloitte & Touche the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees;

    3.
    The Audit Committee also has received and reviewed the written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche's communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche its independence; and

    4.
    The Audit Committee also has considered whether the provision by Deloitte & Touche of non-audit services to the Company is compatible with maintaining Deloitte & Touche's independence.

            Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements referred to above be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee,
Robert S. Singer, Chairman Kimberly A. Casiano Peter G. Ratcliffe

Fees Paid to Independent Registered Public Accounting Firm

            The table set forth below presents the fees for professional audit services rendered by Deloitte & Touche in connection with the integrated audits of our consolidated financial statements for the years ended December 31, 2014 and 2013, and fees for other services rendered by Deloitte & Touche and its affiliates during these periods

	2014	2013
Audit Fees	$3,924,510	$3,833,200
Audit-Related Fees	88,600	16,200
Tax Fees	86,680	166,925
All Other Fees	234,000	—

Total	$4,333,790	$4,016,325

            Audit Fees for 2014 and 2013 include fees for services rendered for the audits of our consolidated financial statements and of our internal control over financial reporting, reviews of our quarterly financial statements, and statutory audits

            Audit-Related Fees for 2014 include fees for services rendered related to the issuance of a comfort letter and consent, the audit of our Canadian pension plan, and certain regulatory attestation reports For 2013, fees were for services rendered related to internal audit training and an environmental attestation report. The 2013 fees include $7,000 not previously reported related to IFRS implementation advisory services provided during 2013.

            Tax Fees for 2014 and 2013 were for services rendered related to tax compliance and advisory services, including transfer pricing analyses, VAT analyses, and tax audit support services.

            All Other Fees for 2014 were for services rendered related to a review of our financial shared services organization.

Pre-Approval of Audit and Permissible Non-Audit Services

            The Audit Committee pre-approved all audit and non-audit services provided by Deloitte & Touche and its affiliates during 2014 in accordance with our policy described below.

            The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. Our independent registered public accounting firm is generally prohibited from performing any management consulting projects, or from providing tax consulting services relating to transactions or proposals in which the sole purpose may be tax avoidance or for which the tax treatment may not be supported by the Internal Revenue Code. Prior to the engagement of our independent registered public accounting firm for the next year's audit, management submits an aggregate of services expected to be rendered during that year for each of the four categories of services described above to the Audit Committee for approval. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted by category of service and the Audit Committee receives periodic reports from management and our independent registered public accounting firm on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

            The Audit Committee may delegate pre-approval authority to its Chair. The Chair is required to report, for informational purposes, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

 OVERVIEW OF PROPOSALS

            This Proxy Statement contains four proposals by the Board. Proposal No. 1 requests the election of 13 directors to the Board. Proposal No. 2 requests approval, on an advisory basis, of the compensation paid to our Named Executive Officers. Proposal No. 3 requests the approval of the Company's LTIP. Proposal No. 4 requests the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm in 2015. Each of these proposals is discussed in more detail below.

PROPOSAL 1—ELECTION OF DIRECTORS

            The Board currently consists of 13 members. The directors serve one-year terms. The Board has nominated each of our 13 current directors whose terms expire at the Annual Meeting for re-election as directors. Information regarding the nominees for director is set forth under "Directors, Executive Officers and Corporate Governance—Board of Directors," beginning on page 7.

            In an uncontested election, our bylaws require directors to be elected by a majority of the votes cast by holders of shares at any meeting of stockholders on the election of directors.

            All of the nominees have indicated their willingness to serve if elected, but if any should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board. Unless proxy cards are otherwise marked, the individuals named as proxies intend to vote the shares represented by proxy in favor of all of the Board's nominees.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

PROPOSAL 2—ADVISORY APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

            We are providing our stockholders with the opportunity to cast an advisory vote to approve the compensation paid to our Named Executive Officers as described below. We believe that it is appropriate to seek the views of stockholders on the design and effectiveness of our executive compensation program.

            As described under "Executive Compensation—Compensation Discussion and Analysis," our executive compensation program is designed to attract, motivate and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value.

            We are asking our stockholders to indicate their support for the compensation paid to our Named Executive Officers as disclosed in this Proxy Statement pursuant to the SEC's compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Please read the "Compensation Discussion and Analysis" beginning on page 25 of this Proxy Statement and the corresponding compensation tables and related narrative set forth on pages 40-57 of this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2014 compensation of our Named Executive Officers.

            As an advisory vote, this proposal is not binding upon the Company. However, the Compensation and Management Development Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our executive officers.

            At the Company's 2011 annual meeting of stockholders, the Company's stockholders recommended, on an advisory basis, holding an advisory vote on the compensation paid to our Named Executive Officers every year. Based on this determination which was consistent with the Board's recommendation, the Board agreed that it will hold an advisory vote on the compensation of our Named Executive Officers every year until the next required vote on the frequency of such votes. As such, following the advisory vote to approve the compensation paid to our

Named Executive Officers that will take place at the Annual Meeting, the next advisory vote on executive compensation will occur at the Company's 2016 annual meeting of stockholders.

            The Board strongly endorses the Company's executive compensation program and recommends that stockholders vote in favor of the following resolution:

  RESOLVED, that the compensation paid to the Company's Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

            Unless proxy cards are otherwise marked, the individuals named as proxies intend to vote the shares represented by proxy in favor of approving the compensation paid to our Named Executive Officers.

The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our Named Executive Officers as disclosed pursuant to the SEC's compensation disclosure rules in this Proxy Statement.

PROPOSAL 3—APPROVAL OF THE MEAD JOHNSON NUTRITION COMPANY LONG-TERM INCENTIVE PLAN

            The Board recommends approval of the Mead Johnson Nutrition Company Long-Term Incentive Plan (formerly known as the Mead Johnson Nutrition Company 2009 Stock Award and Incentive Plan, the "LTIP"). The purpose of requesting stockholder approval of the LTIP by our stockholders at this time is to ensure that payments and awards made under the LTIP may continue to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

Background

            The Board previously adopted the LTIP and our stockholders most recently approved the LTIP at our 2010 stockholders' meeting. The Board adopted an amendment and restatement of the LTIP on December 4, 2014 (at which time the name of the LTIP was changed as described above). The restatement of the LTIP will become effective upon approval by our stockholders. We originally reserved 25 million shares of our common stock for issuance under the LTIP in 2009. We are not requesting an increase in the number of shares of our common stock that may be issued under the LTIP.

            Section 162(m) of the Code provides that certain compensation in excess of $1 million that is paid to the chief executive officer and the next three most highly paid officers of a public company (other than the chief financial officer) is not deductible. Compensation which constitutes "performance-based compensation" within the meaning of Section 162(m) generally is not subject to the foregoing limitations. In order to constitute "performance-based compensation," our stockholders must approve the material terms of the plan pursuant to which the compensation is granted and certain other requirements must be met. Generally, such stockholder approval is required every five years.

            The following items constitute the most significant changes to the LTIP since the last time our stockholders approved the LTIP:

  •
  We have changed the per-person limitations on grants of awards which are intended to constitute performance-based compensation for purposes of Section 162(m) of the Code to make them more definitive. The per-person limits applicable under the LTIP are described below.

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  We modified the LTIP's share counting rules to provide that shares withheld from an award or separately surrendered by a participant in payment of the exercise price or tax withholding of an award will not again be available for awards under the LTIP.

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  We have clarified the types of adjustments that may be made to shares reserved under the LTIP and awards under the LTIP in the event of certain corporate transactions.

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  We have expanded the restrictions on re-pricing of stock options and stock appreciation rights ("SARs") granted under the LTIP.

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  We have clarified the business criteria on which performance goals may be based in the case of performance-based compensation for purposes of Section 162(m) of the Code.

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  We have broadened the type of Full Value Awards (described below) that may be granted under the LTIP to include any type of Full Value Awards and we have added restrictions on the minimum vesting provisions of Full Value Awards granted to employees to require at least one year of service for awards that are earned based on performance criteria and three years for awards that are earned based on service only, subject to certain exceptions described below.

Purpose and Overview

            The purpose of the LTIP is to (a) attract, retain, motivate, and reward persons who are eligible to participate in the LTIP; (b) provide equitable and competitive compensation opportunities; (c) recognize individual contributions and reward achievement of our goals; and (d) provide the creation of long-term value for our stockholders by closely aligning the interests of participants in the LTIP with those of our stockholders.

Overview of LTIP Awards

            The LTIP authorizes a broad range of awards, including stock options, SARs, Full Value Awards, and Cash Awards (as described below).

Restriction on Repricing

            The LTIP includes a restriction providing that, without stockholder approval or other than as a result of adjustments in connection with corporate transactions, we cannot not decrease the exercise price of a stock option or SAR after the date of grant or permit any stock option or SAR to be surrendered to us as consideration for the grant of a replacement stock option or SAR with a lower exercise price or a Full Value Award. In addition, in no event may a stock option or SAR granted under the LTIP be surrendered to us in consideration for a cash payment if, at the time of such surrender, the exercise price of the stock option or SAR is greater than the then current fair market value of a share of our common stock.

Description of the LTIP

            The following is a brief description of the material features of the LTIP. This description, including information summarized above, is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached to this Proxy Statement as Annex A.

Administration of the LTIP

            The LTIP is administered by a "Committee" which generally means the Compensation and Management Development Committee, except that the Board may itself act as the Committee or may appoint another committee to act as the Committee. For purposes of awards to non-employee directors, the Committee means the Board.

            For purposes of the LTIP and subject to the terms and conditions of the LTIP, the Committee has the authority to (a) select the eligible persons who receive awards under the LTIP, (b) determine the time or times of receipt of awards, (c) determine the types of awards and the number of shares of our common stock that is covered by awards, (d) establish the terms, conditions, performance targets, restrictions, and other provisions of awards, (e) modify the terms of, cancel or suspend awards, (f) reissue or repurchase awards, and (g) accelerate the exercisability or vesting of any award. The Committee also has the authority to conclusively interpret the LTIP, establish, amend and rescind any rules and regulations relating to the LTIP, determine the terms and provisions of any agreements evidencing awards made pursuant to the LTIP, and make all other determinations that may be necessary or advisable for the administration of the LTIP. In addition, the Committee also has the authority to determine the extent to which awards under the LTIP will be structured as "performance-based compensation" for purposes of Section 162(m) of the Code and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to the requirements of Section 162(m) of the Code.

            Except as prohibited by applicable law or the rules of any stock exchange on which our common stock is listed, the Committee may delegate to one or more of our officers or managers or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. Any such delegation may be revoked by the Committee at any time.

Eligibility

            Our employees (including our executive officers) and directors and employees of our subsidiaries and affiliates, any person has been offered employment by us or one of our subsidiaries or affiliates, and any person who provides substantial services to us or our subsidiaries or affiliates are eligible to receive awards under the LTIP and thereby become a "participant" in the LTIP. In the case of an award to any prospective employee, however, the prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with us or one of our subsidiaries or affiliates.

            In 2014, approximately 554 employees and the 11 non-employee directors serving on the Board during 2014 received equity awards of the type to be authorized under the LTIP. Approximately 584 Company employees and 12 non-employee directors are eligible to be selected to receive awards under the LTIP.

Shares Available under the LTIP

            Upon adoption of the LTIP in 2009, we reserved 25 million shares of our common stock for issuance under the LTIP. Any shares of our common stock delivered under the LTIP will consist of authorized and unissued shares or treasury shares, including shares purchased in the open market or in private transactions. All of the shares reserved for delivery under the LTIP are available for awards of incentive stock options ("ISOs"). Shares delivered or deliverable in connection with awards granted in assumption of or in substitution for an award of a company that is acquired by us or one of our subsidiaries or affiliates do not count against the shares reserved under the LTIP. The shares reserved may be used for any type of award under the LTIP.

            The number of shares actually delivered to participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the LTIP. Shares will remain available for new awards if an award is cancelled, expires or is forfeited, is settled in cash or by delivery of fewer shares than the number of shares that are underlying the award or is otherwise terminated without delivery of shares to the participant. Shares that are withheld from an award or separately surrendered by a participant in payment of the exercise price or taxes relating to an award will be considered to be shares delivered under the LTIP and will not be available for additional awards under the LTIP.

            On March 13, 2015 the last reported sale price of our common stock in composite transactions for NYSE-listed securities was $99.40 per share.

Per-Person Award Limitations

            The LTIP includes a limitation on the amount of awards that may be granted to any one participant in a given period if the award is intended to constitute "performance-based compensation" under Section 162(m) of the Code. The following per-person limits will apply under the LTIP:

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  In the case of stock options or SARs, the maximum number of shares of our common stock that may be subject to awards granted to any one participant during any calendar year is 2.5 million shares.

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  In the case of Full Value Awards, the maximum number of shares of our common stock that may be subject to awards granted to any one participant during any calendar or, if applicable, any 12 month performance period is 2.5 million pro rated in the case of a performance period that is greater or lesser than 12 months and regardless of whether settlement of the award is to occur prior to, at the time or, or after the time of vesting.

  •
  In the case of Cash Awards, the maximum amount payable to any participant with respect to any 12 month performance period will not exceed $10 million (pro rated in the case of a performance period that is greater or lesser than 12 months).

            If a Full Value Award or Cash Award is denominated in common stock and an equivalent amount of cash is delivered in lieu of the common stock (or if the award is denominated in cash and an equivalent amount of common stock is delivered in lieu of the cash), the foregoing per-person limits will be applied based on the methodology used by the Committee to convert the common stock to cash (or cash to common stock) and if delivery of common stock or cash subject to a Full Value Award or Cash Award is deferred until after the common stock or cash, as applicable, has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the common stock or cash is earned shall be disregarded for purposes of the foregoing per-person limits. In the case of a Full Value Award, the per-person will apply to dividends or dividend equivalents only if the dividend or dividend equivalent is granted separately from (and not as a feature of) the Full Value Award.

Adjustments

            In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate transaction that affects our common stock such that the Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of awards under the LTIP, the Committee shall, in the manner it determines equitable in its sole discretion:

  •
  adjust the number and kind of shares which may be delivered under the LTIP, including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in the per-person limits;

  •
  adjust the number and kind of shares subject to outstanding awards;

  •
  adjust the exercise price of outstanding stock options and SARs; and

  •
  make any other adjustments that the Committee determines to be equitable, which may include: (1) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (2) cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of a stock option or SAR, the amount of such payment may be the excess of value of the shares of our common stock subject to the stock option or SAR at the time of the transaction over the exercise price.

Awards under the LTIP

            General.    The Committee may grant awards to eligible persons selected by the Committee on such terms and conditions determined by the Committee, subject to the terms and conditions of the LTIP. Without limiting the generality of the foregoing, the Committee may impose on any award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions not inconsistent with the provisions of the LTIP as the Committee, in its sole discretion, shall determine, including restrictions on transferability, risks of forfeiture, and other restrictions, provisions relating to dividend or dividend equivalent rights and provisions relating to deferred payment or settlement; provided, however, that in no event shall the Committee grant dividend rights or dividend equivalents with respect to stock options or SARs; and provided further that no dividends or dividend equivalent rights will be paid or settled on performance-based awards that have not been earned based on the performance criteria established. To the extent provided by the Committee, any award may be settled in cash rather than common stock. No fractional shares of common stock shall be issued or delivered pursuant to the LTIP or any award Unless otherwise determined by the Committee, any fractional share to be granted or delivered under the LTIP shall be rounded up to the next whole share. Notwithstanding the foregoing, the Committee shall have the discretion to determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            Stock Options and SARs.    Under the LTIP, the Committee is authorized to grant stock options, including both ISOs and non-qualified stock options, and SARs. An ISO is a stock option that is intended to satisfy the requirements of Section 422 of the Code; ISOs may only be granted to our employees and employees of corporate subsidiaries as determined under Code rules. An SAR is an award that entitles the participant to receive the excess of the fair market value of a share of our common stock on the date of exercise over the SAR's designated exercise price. The exercise price of stock options and SARs are determined by the Committee, but generally may not be less than the fair market value of a share of our common stock on the date of grant except for awards granted in substitution of outstanding awards granted by a company or business acquired by us or one of our subsidiaries or affiliates or with which we or one of our subsidiaries or affiliates combines. The times at which each stock option or SAR will be exercisable and provisions requiring forfeiture of unexercised stock options or SARs at or following termination of employment or upon the occurrence of other events generally are determined by the Committee; provided, however, that the maximum term of a stock option or SAR is ten years from the date of grant. Unless otherwise determined by the Committee, stock options may be exercised by payment of the exercise price (and any related taxes) in cash, certified check, bank draft, wire transfer or postal or express money order. In addition, the Committee may permit the exercise price (and any related taxes) to be paid (a) through broker-assisted arrangements, (b) with shares of our common stock previously acquired that have been held by the participant for at least six (6) months and that have a fair market value on the day prior to the date of exercise equal to the applicable portion of the exercise price being so paid (provided that the Board has specifically approved the repurchase of such shares in accordance with the terms of the LTIP) or (c) by reducing the number of shares of common stock that would otherwise be issued on exercise by such number of shares having in the aggregate a fair market value on the date of exercise equal to the applicable portion of the exercise price being so paid. We may impose limits on any of these methods of exercise and settlement and implement other methods, for both stock options and SARs.

            Full Value Awards.    A "Full Value Award" is an award relating to our common stock other than (1) stock options and SARs and (2) awards for which the participant pays the intrinsic value directly or by forgoing a right to receive a cash payment from us, including bonus stock, restricted stock (whether service-based or performance-based), and stock units (with or without restrictions or performance conditions). The Committee has the authority to determine the terms and conditions of Full Value Awards, subject to the terms and conditions of the LTIP. In addition, except to the extent provided under the LTIP or by the Committee, a participant who is granted a Full Value Award that is in the form of restricted stock shall have all of the rights of a stockholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional restricted stock, may provide that no dividends will be paid on restricted stock or retained by the participant, or may impose other restrictions on the rights attached to restricted stock. Except for Full Value Awards that are (A) granted in lieu of other compensation, (B) granted as a form of payment of earned performance-based awards or other incentive compensation, (C) granted to newly eligible participants, and (D) Full Value Awards (when aggregated with all other Full Value Awards made under this clause (D) that do not exceed 5% of the total number of shares of our common stock reserved for issuance under the LTIP in the aggregate, if an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with us, our subsidiaries or our affiliates, without achievement of performance goals being required as a condition of vesting, then the required period of service for full vesting shall be not less than three years and if an employee's right to become vested in a Full Value Award is conditioned upon the achievement of performance goals being required as a condition of vesting, then the required vesting period shall be at least one year, subject, to the extent provided by the Committee, to pro rated vesting over the course of such three or one year period, as applicable, and to acceleration of vesting in the event of the participant's death, disability, involuntary termination, retirement or in connection with a change in control.

            Cash Awards.    A "Cash Award" is the grant of a right to receive a payment of cash (or in the discretion of the Committee, shares of our common stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The Committee has the authority to determine the terms and conditions of Cash Awards, subject to the terms and conditions of the LTIP.

Section 162(m) Performance-Based Awards

            The Committee may designate a Full Value Award or Cash Award granted to any participant under the LTIP as an award of "performance-based compensation" within the meaning of Section 162(m) of the Code. To the extent required by Section 162(m) of the Code, any Full Value Award or Cash Award so designated shall be conditioned on the achievement of one or more performance goals based on business criteria selected from among the following, determined on a consolidated basis and/or for specified subsidiaries, affiliates or other of our business units: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other of our publicly-traded securities; market share; gross profits; earnings (including per share, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-created models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margins; year-end cash; debt reductions and control of interest expense; stockholder equity; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures, market penetration, total market capitalization, business retention, new product generation, geographic business expansion goals, cost controls and targets (including cost of capital), customer satisfaction, employee satisfaction, agency ratings, management of employment practices and employee benefits, supervision of litigation and information technology, implementation of business process controls, recruiting and retaining personnel, and indices and peer groups.

            In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, performance-based awards and the level of satisfaction thereof in respect of business criteria, and any hypothetical funding pool relating thereto) in recognition of (1) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (2) an event either not directly related to the our operations or not within the reasonable control of the our management, (3) the effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, (4) acquisitions and dispositions of businesses and assets, and (5) other unusual or extraordinary charges or items affecting us or any of our subsidiaries or affiliates or other business unit, or the our financial statements or those of any of our subsidiaries or affiliates, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the our business strategy or that of any of our subsidiaries or affiliates or business unit, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. Notwithstanding the foregoing, no such adjustment shall be authorized or made if and to the extent that the existence of such authority, or the exercise thereof, would cause any award granted under the LTIP that is intended to constitute "performance-based compensation" for purposes of section 162(m) of the Code to fail to so qualify.

Conditions on Awards

            The Committee may provide in an award agreement that a participant's right to receive a grant of an award, to exercise the award, to receive a settlement or distribution with respect to the award or to retain cash, common stock, other awards, or other property acquired in connection with an award, shall be conditioned upon the participant's compliance with specified conditions that protect the our business interests and those of our subsidiaries and affiliates from harmful actions of the participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by us, non-solicitation of customers, suppliers, and our employees, cooperation in litigation, non-disparagement of us, our subsidiaries and affiliates, and the our officers and directors and those of our subsidiaries and affiliates, and other restrictions upon or covenants of the participant, including during specified periods following termination of employment or service. Without limiting the generality of the preceding sentence, unless otherwise determined by the Committee in an award agreement, if the Board or an appropriate committee of the Board determines that, as a result of a restatement of the our financial statements or an act of malfeasance of office, or otherwise as required by applicable law, a participant has received more compensation than would have been paid, absent the action(s) or the incorrect financial statements, the Board or its committee, as applicable, in its discretion, shall be permitted to take such action as it deems necessary or appropriate to address the events that gave rise to the restatement or improper action and to prevent its recurrence. Such action may include, to the extent permitted by applicable law, in appropriate cases, requiring partial or full reimbursement of any bonus or other incentive compensation paid to the participant, causing the partial or full cancellation of restricted stock or deferred stock awards and outstanding stock options, adjusting the future compensation of such participant, and dismissing or taking legal action against the participant, in each case as the Board or the Committee determines to be in the best interests of us and our stockholders.

Transferability

            Awards under the LTIP are not transferable except as designated by the participant by will or by the laws of descent and distribution or, if provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that participant who receives an award under the LTIP has the right to exercise such award, the award may be exercised during the lifetime of the participant only by the participant. Notwithstanding the foregoing, if provided by the Committee, awards may be transferred to or for the benefit of the participant's family (including, without limitation, to a trust or partnership for the benefit of a participant's family), subject to such procedures as the Committee may establish. In no event shall an ISO be transferable to the extent that such transferability would violate the requirements applicable to such option under applicable Code rules.

Withholding

            We and our subsidiaries and affiliates are authorized to withhold from any award or payment relating to an award under the Plan, including from a distribution of common stock, amounts of withholding and other taxes due or potentially payable in connection with such award or payment, and to take such other action as the Committee may deem advisable to enable us and the participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any such award or payment. This authority shall include authority to withhold or receive common stock or other property and to make cash payments in respect thereof in satisfaction of a participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations; provided that only the minimum amount of common stock deliverable in connection with an award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of common stock will not result in additional accounting expense to us.

Awards to Participants Outside the United States

            In order to foster and promote achievement of the purposes of the LTIP or to comply with provisions of laws and customary business practices in other countries in which we or our subsidiaries or affiliates operate or have employees, the Committee shall have the power and authority to (A) determine which participants employed outside the United States or subject to non-United States tax laws are eligible to participate in the LTIP, (B) modify the terms and conditions of awards granted to or held by such participants, (C) establish subplans, modify exercise procedures and other terms and procedures relating to awards granted or held by such participants to the extent such actions may be necessary or advisable, and (D) take such other actions as the Committee may deem necessary or appropriate so that the value and other benefits of an award to such a participant, as affected by foreign tax laws and other applicable restrictions, shall be comparable to the value of such an award to a participant who is resident or employed in the United States. An award may be modified under these provisions in a manner that is inconsistent with the express terms of the LTIP, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, for the participant whose award is modified.

Amendment and Termination of the LTIP

            The Board may, at any time, suspend, amend or terminate the LTIP or the Committee's authority to grant awards under the LTIP, without the consent of our stockholders or any participants or beneficiaries, and the Board or the Committee may amend any award agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected participant (or, if the participant is not then living, the affected beneficiary), materially adversely affect the rights of any participant or beneficiary under any award granted under the LTIP prior to the date such amendment is adopted by the Board or the Committee, if applicable. Adjustments permitted under the LTIP in the event of certain corporate transactions are not subject to the foregoing restrictions. The provisions of the LTIP relating to repricing of stock options and SARs cannot be amended unless the amendment is approved by our stockholders and no other amendment shall be made to the LTIP without the approval of our stockholders if such approval is required by law or the rules of any stock exchange on which our common stock is listed. The Board also has the authority to amend the LTIP as it deems necessary or desirable to conform to Section 409A of the Code.

U.S. Federal Income Tax Implications of the LTIP

            The discussion which follows is a summary, based on current law, of some significant U.S. federal income tax considerations relating to awards under the LTIP. The following is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the LTIP.

Stock Options

            The grant of a nonqualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price for those shares of common stock, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares of common stock will be treated as capital gains and losses, with the basis in such shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

            The exercise of a nonqualified stock option through the delivery of previously acquired common stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares of common stock surrendered and the identical number of shares of common stock received under the stock option. That number of shares of common stock will take the same basis and, for capital gains purposes, the same holding period as the shares of common stock that are given up. The value of the shares of common stock received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares of common stock will have a new holding period for capital gain purposes and a basis equal to the value of such shares of common stock determined at the time of exercise.

            The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of us or one of our subsidiaries (determined under applicable Code rules) during the period beginning on the date of the grant of the stock option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). The excess of the fair market value of the shares of common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares of common stock acquired pursuant to the ISO exercise, the participant will have a basis in those shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

            If the participant does not sell or otherwise dispose of the shares of common stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of common stock, then, upon disposition of such shares of common stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to any deduction for Federal income tax purposes. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

            If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and we will be allowed a corresponding deduction, at the time of the disposition of the shares of common stock, in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares of common stock over the exercise price. If the amount realized exceeds the value of the shares of common stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares of common stock.

            The exercise of an ISO through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a nonqualified stock option; that is, as a non-taxable, like-kind exchange as to the number of shares of common stock given up and the identical number of shares of common stock received under the stock option. That number of shares of common stock will take the same basis and, for capital gain purposes, the same holding period as the shares of common stock that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares of common stock to receive ISO treatment. Shares of our common stock received in excess of the number of shares of common stock given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares of common stock received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares of common stock received from the exchange, it will be treated as a disqualifying disposition of the shares of common stock with the lowest basis.

            If the exercise price of an ISO is paid with shares of common stock acquired through a prior exercise of an ISO, gain will be realized on the shares of common stock given up (and will be taxed as ordinary income) if those shares of common stock have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares of common stock received.

SARs

            A participant generally will not realize any taxable income upon the grant of a SAR. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of common stock received by the participant as a result of such exercise. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.

Full Value Awards

            The federal income tax consequences of a Full Value Award will depend on the type of award. The tax treatment of the grant of shares of common stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time. If the shares are not subject to a substantial risk of forfeiture or if the participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code, the participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof. The participant's tax basis in the shares is the amount recognized by the participant as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

            In the case of other Full Value Awards, such as restricted stock units or performance stock units, the participant generally will not have taxable income upon the grant of the award provided that there are restrictions on such awards that constitute a substantial risk of forfeiture under applicable Code rules. Participants will generally recognize ordinary income when the restrictions on awards lapse, on the date of grant if there are no such restrictions or, in certain cases, when the award is settled. At that time, the participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received. In the case of an award which does not constitute property at the time of grant (such as an award of units), participants will generally recognize ordinary income when the award is paid or settled.

            We generally will be entitled to a tax deduction in the same amount, and at the same time, as the income is recognized by the participant.

Section 162(m)

            As discussed above, compensation that qualifies as "performance-based compensation" under Section 162(m) of the Code is excluded from the $1 million deductibility cap of Section 162(m), and therefore remains fully deductible by the company paying it. Generally, stock options and SARs granted with an exercise price or exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant and performance awards to employees that the Committee designates as "performance-based compensation" for section 162(m) purposes are intended to qualify as such "performance-based compensation". A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the LTIP will be fully deductible under all circumstances. In addition, other awards under the LTIP, such as non-performance-based Full Value Awards, generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, not be deductible by us as a result of Section 162(m). Compensation to certain employees resulting from the earning or vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Sections 4999 and 280G of the Code.

            The foregoing provides only a general description of the application of federal income tax laws to certain awards under the LTIP. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the LTIP, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address in any detail the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits

            The benefits that will be awarded or paid under the LTIP are not currently determinable. Awards granted under the LTIP are within the discretion of the Committee, and the Committee has not determined future awards or who may receive them.

Aggregate Past Grants Under Current Plan

            The table below shows, as to each Named Executive Officer, our current executive officers as a group, our non-employee directors as a group and all of our employees (excluding executive officers) as a group, the number of shares of our common stock underlying option and RSU grants made under the 2009 Amended and Restated Stock Award and Incentive Plan (as proposed to be amended and renamed as the LTIP under this Proposal No. 3) since inception through December 31, 2014.

Name and Principal Position	Number of Shares Underlying Stock Options	Number of Shares Underlying Restricted Stock Units(1)
Peter Kasper Jakobsen	266,835	70,199
President and Chief Executive Officer
Peter G. Leemputte	216,099	83,291
Former Executive Vice President and Chief Financial Officer
Charles M. Urbain	137,844	39,919
Senior Vice President and Interim Chief Financial Officer
James Jeffrey Jobe	90,290	31,662
Senior Vice President, Technical Operations
William C. P'Pool	101,914	28,041
Former Senior Vice President, General Counsel and Secretary
All current executive officers as a group (6 persons)	602,052	181,678
All non-employee directors as a group (12 persons)	—	98,440
All employees (excluding executive officers) as a group	1,781,258	731,251

(1)
Excludes shares issued in connection with performance share units.

Securities Authorized for Issuance Under Equity Compensation Plans

            The following table provides certain information as of December 31, 2014 regarding common stock that may be issued under the 2009 Amended and Restated Stock Award and Incentive Plan (as proposed to be amended and renamed as the LTIP under this Proposal No. 3), our one equity compensation plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	2,738,454	(1)	$67.01	(2)	16,874,058	(3)
Equity Compensation Plans Not Approved by Security Holders	0		—		0

Total	2,738,454		$67.01		16,874,058

(1)
Includes (a) stock options to purchase 1,722,629 shares of common stock with a weighted average exercise price of $67.01, (b) 486,770 shares of common stock issuable following the vesting of restricted stock units for which no exercise price will be paid and (c) 529,055 shares of common stock deliverable in respect of performance share awards for which no exercise price will be paid (assuming maximum payout of performance share awards).

(2)
The calculation of weighted average exercise price includes only outstanding stock options and excludes restricted stock units and performance share awards.

(3)
Types of awards issuable under the Award and Incentive Plan include: options, stock appreciation rights, restricted stock, restricted stock units, stock granted as a bonus or in lieu of another award, dividend equivalents, other stock-based awards or performance share awards.

            Approval of the LTIP requires the affirmative vote of a majority of the shares of our common stock, present in person or by proxy and entitled to vote at the Annual Meeting, for approval. Unless proxy cards are otherwise marked, the persons named as proxies intend to vote the shares represented by proxy in favor of the approval of the LTIP.

            The Board of Directors recommends a vote FOR the approval of the LTIP.

 PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            In accordance with its charter, the Audit Committee of the Board has appointed Deloitte & Touche as our independent registered public accounting firm for 2015. The Audit Committee requests that our stockholders ratify the appointment. Deloitte & Touche served as our independent registered public accounting firm in 2014. One or more representatives of Deloitte & Touche will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

            Stockholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, if the stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee will consider the selection of another independent registered public accounting firm for 2016 and future years. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

            Unless proxy cards are otherwise marked, the persons named as proxies intend to vote the shares represented by proxy in favor of the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm.

            The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for 2015.

 OTHER MATTERS

            Management is not aware of any other matters that will be presented at the Annual Meeting, and our bylaws do not allow proposals to be presented at the meeting unless they were properly presented to us before January 1, 2015. If any other matters that require a vote properly come before the stockholders at the 2015 Annual Meeting, it is the intention of the proxy holders to vote the shares represented by proxy on such matters in accordance with the recommendation of the Board or, in the absence of such recommendation, in their best judgment.

Appendix A

MEAD JOHNSON NUTRITION COMPANY
LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective as of April 30, 2015)

            1.    History and Purpose.    Mead Johnson Nutrition Company, a Delaware corporation (together with its successors and assigns, the "Company"), previously established the Mead Johnson Nutrition Company 2009 Stock Incentive Plan (the "Plan") to aid the Company in attracting, retaining, motivating and rewarding employees, non-employee directors, and other service providers of the Company or its Subsidiaries or Affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan has been amended from time to time and the following provisions constitute an amendment, restatement and continuation of the Plan as in effect immediately prior to January 1, 2015. Effective as of April 30, 2015 (or such other date on which the Company's annual stockholder's meeting occurs in 2015), the name of the Plan is hereby changed to "Mead Johnson Nutrition Company Long-Term Incentive Plan". This amendment, restatement and continuation of the Plan (this "Restatement") will be effective as April 30, 2015 (or such other date on which the Company's annual stockholder's meeting occurs in 2015) provided that it is approved by stockholders of the Company at such annual stockholder's meeting.

            2.    Definitions.    In addition to the terms defined in Section 1 above and elsewhere in the Plan, the capitalized terms used in the Plan shall have the respective meanings set forth in Appendix A attached hereto.

            3.    Administration.

            (a)    Committee.    So long as the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist of not fewer than two members of the Board of Directors of the Company (the "Board") or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan (a "Qualified Performance Award, including Options and SARs) which is intended to constitute "qualified performance-based compensation within the meaning of Section 162(m) of the Internal Revenue of 1986, as amended (the "Code", including all regulations and other guidance of general applicability thereunder), shall be granted by a Committee consisting solely of two or more "outside directors" within the meaning of Code Section 162(m). Provided that the Compensation and Management Development Committee of the Board satisfies the foregoing requirements, the Compensation and Management Development Committee of the Board shall constitute the "Committee" for purposes of the Plan. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee shall be the Board. Subject to the foregoing, the Board may take any action that may be taken by the Committee hereunder.

            (b)    Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full and final authority and discretion, in each case subject to and consistent with the provisions of the Plan and any applicable laws or regulations, to:

              (i)    (A) select Eligible Persons to receive Awards under the Plan, (B) determine the time or times of receipt of Awards, (C) determine the types of Awards and the number of shares of the Company's common stock, par value $0.01 per share ("Stock"), that is covered by Awards (and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to 4(e) of the Plan), (D) establish the terms, conditions, performance targets, restrictions, and other provisions of Awards, (E) modify the terms of, cancel or suspend Awards, (F) reissue or repurchase Awards, and (G) accelerate the exercisability or vesting of any Award;

              (ii)    determine the extent to which Awards under the Plan will be structured as Qualified Performance Awards and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to the requirements of Code Section 162(m); and

              (iii)   (A) conclusively interpret the Plan, (B) establish, amend and rescind any rules and regulations relating to the Plan, (C) determine the terms and provisions of any agreements evidencing Awards made pursuant to the Plan ("Award Agreements"), and (D) make all other determinations that may be necessary or advisable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

            (c)    Committee Determinations.    Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees and other persons claiming rights from or through a Participant, and stockholders.

            (d)    Delegation of Authority.    Except as prohibited by applicable law or the rules of any stock exchange on which the Stock is listed, the Committee may delegate to one or more officers or managers of the Company or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. Any such delegation may be revoked by the Committee at any time.

            (e)    Limitation of Liability.    The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary or Affiliate, the Company's independent auditors or consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary or Affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan and shall, to the fullest extent permitted by law and the Company's By-Laws, be fully indemnified and protected by the Company with respect to any such action or determination.

            4.    Stock Subject to Plan and Limitations.

            (a)    Overall Number of Shares Available for Delivery.    Subject to the terms and conditions of the Plan, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be twenty-five million (25,000,000) shares. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares, including shares purchased in the open market or in private transactions.

            (b)    Incentive Stock Options.    Subject to the terms and conditions of the Plan, the maximum number of shares of Stock that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan shall be twenty-five million (25,000,000); provided, however, that to the extent that shares of Stock not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules shall apply to the limit on Incentive Stock Options granted under the Plan.

            (c)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, adjust for rounding, and make adjustments in accordance with this Section 4(c). To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan. Shares that are withheld from an Award or separately surrendered by the Participant in payment of the Exercise Price or taxes relating to such Award shall be deemed to constitute shares delivered and will not be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares reserved under the Plan or shares subject to the individual limits set forth in Section 4(d).

            (d)    Individual Limits.

              (i)    Options and SARs.    In the case of an Option or SAR that is intended to constitute a Qualified Performance Award, the maximum number of shares of Stock that may be subject to Awards granted to any one Participant during any one (1) calendar-year period shall not exceed two and one half million (2,500,000) shares. For purposes of this Section 4(d)(i), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering only one share of Stock for purposes of applying the limitations of this Section 4(d)(i). For purposes of the Plan, it will be assumed that the grant of any Option or SAR is intended to constitute a Qualified Performance Award unless the Committee specifies otherwise.

              (ii)    Full Value Awards.    In the case of a Full Value Award that is intended to constitute a Qualified Performance Award, the maximum number of shares of Stock that may be subject to Awards granted to any one Participant during any one (1) calendar-year period or, if applicable, any twelve (12) month Performance Period shall not exceed two and one half million (2,500,000) shares (pro rated in the case of a Performance Period that is greater or lesser than twelve (12) months and regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided that Awards described in this Section 4(d)(ii) shall be subject to the following:

                (A)   If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

                (B)   If delivery of Stock or cash is deferred until after the Stock has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the Stock is earned shall be disregarded.

                (C)  The individual limit for any period shall apply to dividends or Dividend Equivalents only if such dividend or Dividend Equivalent is granted separately from, and not as a feature of, a Full Value Award.

              (iii)    Cash Awards.    In the case of any Cash Award that intended to constitute a Qualified Performance Award, the maximum amount payable to any Participant with respect to any twelve (12) month Performance Period shall not exceed ten million dollars ($10,000,000) (pro rated for Performance Periods that are greater or lesser than twelve (12) months); provided that Awards described in this Section 4(d)(iii), shall be subject to the following:

                (A)   If the Awards are denominated in cash but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into Stock.

                (B)   If delivery of Stock or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

            (e)    Adjustments.    In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate transaction that affects the Stock such that the Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of Awards under the Plan, the Committee shall, in the manner it determines equitable in its sole discretion:

              (i)    adjust the number and kind of shares which may be delivered under the Plan, including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in Section 4(d);

              (ii)    adjust the number and kind of shares subject to outstanding Awards;

              (iii)   adjust the Exercise Price of outstanding Options and SARs; and

              (iv)   make any other adjustments that the Committee determines to be equitable, which may include:

                (A)   replacement of Awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and

                (B)   cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the shares of Stock subject to the Option or SAR at the time of the transaction over the Exercise Price.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including performance-based awards and Performance Goals and the level of satisfaction thereof in respect of Business Criteria, and any hypothetical funding pool relating thereto) in recognition of (1) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (2) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, (3) the effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, (4) acquisitions and dispositions of businesses and assets, and (5) other unusual or extraordinary charges or items affecting the Company, any Subsidiary or Affiliate or other business unit, or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or Affiliate or business unit thereof, performance of comparable organizations, indices and peer groups, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. Notwithstanding the foregoing, no such adjustment shall be authorized or made if and to the extent that the existence of such authority, or the exercise thereof, would cause any Qualified Performance Award granted under the Plan to fail to qualify as "qualified performance-based compensation" under Code Section 162(m).

            (f)    Issuance of Certificates.    The transfer of Stock may be effected through certificates or on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which the Stock is listed.

            5.    Eligibility.    For purposes of the Plan, a "Participant" is any person to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan (whether alone or in tandem) and more than one Award may be granted to a Participant. Without limiting the generality of the foregoing, Awards under the Plan may be granted in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or Affiliate. An "Eligible Person" means: (a) an employee of the Company or any Subsidiary or Affiliate, including any executive officer or employee director of the Company or a Subsidiary or Affiliate; (b) any person who has been offered employment by the Company or a Subsidiary or Affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a Subsidiary or Affiliate; (c) any non-employee director of the Company; and (d) any person who provides substantial services to the Company or a Subsidiary or Affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary or Affiliate for purposes of eligibility to participate in the Plan.

            6.    Specific Types and Terms of Awards.

            (a)    General.    Subject to the terms and conditions of the Plan, the following shall apply to all Awards granted under the Plan:

              (i)    Terms and Conditions of Awards.    The Committee may grant Awards to Eligible Persons selected by the Committee on such terms and conditions determined by the Committee, subject to the terms and conditions of the Plan, including the applicable terms and conditions set forth in this Section 6. Without limiting the generality of the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee, in its sole discretion, shall determine, including restrictions on transferability, risks of forfeiture, and other restrictions, provisions relating to dividend rights or Dividend Equivalents and provisions relating to deferred payment or settlement; provided, however, that in no event shall the Committee grant dividend rights or Dividend Equivalents with respect to Options or SARs; and provided further that no dividend rights or Dividend Equivalents will be paid or settled on performance-based awards that have not been earned based on the performance criteria established.

              (ii)    Restrictions on and Forfeitures of Awards.    The Committee may provide in an Award Agreement that a Participant's right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, shall be conditioned upon the Participant's compliance with specified conditions that protect the business interests of the Company and the Subsidiaries and Affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non- disparagement of the Company, the Subsidiaries and Affiliates, and the officers and directors of the Company and the Subsidiaries and Affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service. Without limiting the generality of the preceding sentence, unless otherwise determined by the Committee in an Award Agreement, if the Board or an appropriate committee of the Board determines that, as a result of a restatement of the Company's financial statements or an act of malfeasance of office, or otherwise as required by applicable law, a Participant has received more compensation than would have been paid, absent the action(s) or the incorrect financial statements, the Board or its committee, as applicable, in its discretion, shall be permitted to take such action as it deems necessary or appropriate to address the events that gave rise to the restatement or improper action and to prevent its recurrence. Such action may include, to the extent permitted by applicable law, in appropriate cases, requiring partial or full reimbursement of any bonus or other incentive compensation paid to the Participant, causing the partial or full cancellation of restricted stock or deferred stock awards and outstanding stock options, adjusting the future compensation of such Participant, and dismissing or taking legal action against the Participant, in each case as the Board or its committee determines to be in the best interests of the Company and its stockholders.

              (iii)    Form of Settlement.    To the extent provided by the Committee, any Award may be settled in cash rather than Stock.

              (iv)    Payments in the Event of Forfeitures; Fractional Shares.    No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. Unless otherwise determined by the Committee, any fractional shares to be granted or delivered under the Plan shall be rounded up to the next whole share.

              (v)    Fair Market Value.    For purposes of the plan, the term "Fair Market Value" means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on a given day shall mean the last sale price of a share of stock before the 4 p.m. Eastern Time closing time (or equivalent earlier time for partial trading days) on that day or, if there was not trading on that day, on the last preceding day on which the Stock was traded, as reported on the composite tape for securities listed on the New York Stock Exchange.

            (b)    Options and SARs.    An "Option" means the right to purchase shares of Stock granted under this Section 6(b). An "SAR" means a right granted under this Section 6(b) which confers on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the Exercise Price of the SAR as determined by the Committee. In addition to the other terms and conditions of the Plan, Options and SARs granted under the Plan shall be subject to the following terms and conditions of the Plan:

              (i)    Form of Options.    Options may be either Incentive Stock Options or Nonqualified Stock Options; provided, however, that Incentive Stock Options may be granted only to an individual who is an employee of the Company or a Subsidiary. An "Incentive Stock Option" means an Option that meets the requirements of Code Section 422 and a "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option. Subject to the terms and conditions of the Plan, Options granted under the Plan may, at the discretion of the Committee, be in the form of Nonqualified Stock Options, Incentive Stock Options or a combination of the two. The Committee shall designate the form of the Option at the time of grant and such form shall be specified in the Award Agreement; provided, however, that an Option will be deemed to be a Nonqualified Stock Option unless, and to the extent, that it is specifically designed by the Committee as an Incentive Stock Option.

              (ii)    Exercise Price.    The "Exercise Price", with respect to an Option or SAR, means the price established by the Committee at the time the Option or SAR is granted; provided, however, that in no event shall such price be less than 100% of the Fair Market Value of a share of Stock on the grant date (or, if greater, the par value of a share of Stock on such date). Notwithstanding the foregoing, any substitute Award granted in assumption of or in substitution for an outstanding stock option or SAR granted by a company or business acquired by the Company or a Subsidiary or Affiliate, or with which the Company or a Subsidiary or Affiliate combines may be granted with an Exercise Price per share of Stock other than as required above.

              (iii)    No Repricing.    Except for either adjustments pursuant to Section 4(e) (relating to the adjustment of shares), or reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or a Full Value Award. Except as approved by the Company's stockholders, in no event shall any Option or SAR granted under the Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Stock.

              (iv)    Term.    In no event shall the term of any Option or SAR exceed a period of ten years from the date of grant.

              (v)    Time of Exercise.    The Committee shall determine and set out in the Award Agreement the time or times, not inconsistent with the Plan, at which, or the circumstances under which, an Option or SAR may be exercised in whole or in part (including based on achievement of Performance Goals and/or future service requirements). No Option or SAR may be exercised by a Participant prior to the date on which it is exercisable (or vested) or after the expiration date applicable thereto.

              (vi)    Exercise of Option or SAR.    Unless the Committee provides otherwise in an Award Agreement, an Option or SAR may be exercised by giving written notice to the Company specifying the number of shares with respect to which the Option or SAR is to be exercised which notice shall be accompanied by payment of the Exercise Price (in the case of an Option) and all required taxes. Unless the Committee provides otherwise in an Award Agreement, payment of the Exercise Price (in the case of an Option) and any related taxes of an Option or SAR may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order. In addition, the Committee may provide in the Award Agreement that payment of all or a portion of the Exercise Price (and applicable taxes) may be made by:

                (A)   Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds with respect to the portion of the shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

                (B)   Tendering (actually or by attestation) to the Company previously acquired shares of Stock that have been held by the Participant for at least six (6) months and that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such shares (unless such approval is not required by the terms of the By-Laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

                (C)  Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of shares that would otherwise be issued on exercise by such number of shares having in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

As soon as practicable exercise of the Option or an SAR, a certificate representing the shares of Stock so purchased or issuable shall be delivered to the person entitled thereto or shares of Stock so purchased or issuable shall otherwise be registered in the name of the Participant on the records of the Company's transfer agent and credited to the Participant's account.

            (c)    Full Value Awards.    A "Full Value Award" is an Award relating to Stock other than (1) Options and SARs and (2) Awards for which the Participant pays the intrinsic value directly or by forgoing a right to receive a cash payment from the Company, including bonus stock, restricted stock (whether service-based or performance-based), and stock units (with or without restrictions or performance conditions). Full Value Awards shall be subject to the terms and conditions of the Plan and the following terms and conditions:

              (i)    Special Rules for Restricted Stock.    Except to the extent provided under the terms of the Plan and any Award Agreement relating to a Full Value Award, a Participant granted a Full Value Award that is in the form of restricted stock shall have all of the rights of a stockholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional restricted stock, may provide that no dividends will be paid on restricted stock or retained by the Participant, or may impose other restrictions on the rights attached to restricted stock.

              (ii)    Minimum Vesting Requirements.    Except for (A) Awards granted in lieu of other compensation, (B) grants that are a form of payment of earned performance-based awards or other incentive compensation, (C) grants made to newly eligible Participants, and (D) Awards (when aggregated with all other Awards made under the Plan pursuant to this subsection (D) that do not exceed 5% of the total number of shares of Stock reserved for issuance under the Plan in the aggregate, (1) an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or its Subsidiaries or Affiliates, without achievement of Performance Goals being required as a condition of vesting, then the required period of service for full vesting shall be not less than three years and (2) if an employee's right to become vested in a Full Value Award is conditioned upon the achievement of Performance Goals being required as a condition of vesting, then the required vesting period shall be at least one year, subject, to the extent provided by the Committee, to pro rated vesting over the course of such three or one year period, as applicable, and to acceleration of vesting in the event of the Participant's death, Disability, involuntary termination, Retirement or in connection with a change in control.

            (d)    Cash Awards.    A "Cash Award" is the grant of a right to receive a payment of cash (or in the discretion of the Committee, shares of Stock having value equivalent to the cash otherwise payable) that is contingent on achievement of performance objectives over a specified period established by the Committee. The grant of Cash Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to deferred payment.

            7.    Qualified Performance Awards.

The Committee may designate a Full Value Award or Cash Award granted to any Participant under the Plan as a Qualified Performance Award. To the extent required by Code Section 162(m), any Full Value Award or Cash Award so designated shall be conditioned on the achievement of one or more Performance Goals based on Business Criteria, in each case as determined by the Committee and the following additional requirements shall apply:

            (a)    Establishment of Performance Goals.    The Performance Goals established for the Performance Period established by the Committee shall be objective (as determined under Code Section 162(m)), and shall be established in writing by the Committee not later than ninety (90) days after the beginning of the Performance Period (but in no event after 25% of the Performance Period has elapsed), and while the outcome as to the Performance Goals is substantially uncertain. The Performance Goals established by the Committee may be with respect to corporate performance, operating group or sub-group performance (such as a Subsidiary, Affiliate, division, business segment or business unit), individual company performance, other group or individual performance, including relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies, may be determined in absolute terms or as a goal relative to performance in prior periods or as an index covering multiple companies, or in such other manner as permitted under Code Section 162(m) and shall be based on one or more of the Business Criteria.

            (b)    Committee Determination and Certification.    A Participant otherwise entitled to receive a Full Value Award or Cash Award for any Performance Period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable Performance Goal(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 7(b), such exercise of discretion may not result in an increase in the amount of the payment. In measuring the level of performance achieved in respect of the Business Criteria, the Committee may, in its discretion, make adjustments based on the items set forth in Section 4(e). No Qualified Performance Award shall vest or be paid to a Participant under the Plan unless and until the Committee certifies in writing the level of attainment of the applicable Performance Goals for the applicable Performance Period.

            (c)    Termination of Employment.    If a Participant's employment terminates because of death or Disability, or if a change in control occurs prior to the Participant's termination of employment, the Participant's Qualified Performance Award may, to the extent provided by the Committee, become vested without regard to whether the Qualified Performance Award would be "qualified performance-based compensation" for purposes of Code Section 162(m).

            (d)    Settlement of Qualified Performance Awards; Other Terms.    Settlement of Qualified Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee.

            (e)    Business Criteria.    For purposes of the Plan, "Business Criteria" means, with respect to any Qualified Performance Award, the business criteria selected by the Committee to measure the level of Company performance during a Performance Period. The Committee may select as the Business Criteria for a Performance Period any one or combination of the following measures, on a consolidated basis, and/or for specified Subsidiaries or Affiliates or other business units of the Company, as interpreted by the Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (vi) net income (before or after taxes);(vii) return on equity; (viii) total stockholder return; (ix) return on assets or net assets; (x) appreciation in and/or maintenance of the price of the shares or any other publicly traded securities of the Company; (xi) market share; (xii) gross profits; (xiii) earnings (including per share, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xiv) economic value-created models or equivalent metrics; (xv) comparisons with various stock market indices; (xvi) reductions in costs; (xvii) cash flow or cash flow per share (before or after dividends); (xviii) return on capital (including return on total capital or return on invested capital); (xix) cash flow return on investment; (xx) improvement in or attainment of expense levels or working capital levels; (xxi) operating margins, gross margins or cash margins; (xxii) year-end cash; (xxiii) debt reductions and control of interest expense; (xxiv) stockholder equity; (xxv) regulatory achievements; and (xxvi) implementation, completion or attainment of measurable objectives with respect to: (A) research, (B) development, (C) products or projects, (D) production volume levels, (E) acquisitions and divestitures, (F) market penetration, (G) total market capitalization, (H) business retention, (I) new product generation, (J) geographic business expansion goals, (K) cost controls and targets (including cost of capital), (L) customer satisfaction, (M) employee satisfaction, (N) agency ratings, (O) management of employment practices and employee benefits, (P) supervision of litigation and information technology, implementation of business process controls, and recruiting and retaining personnel, and (Q) indices and peer groups.

Nothing in this Section 7 shall preclude the Committee from granting Full Value Awards or Cash Awards under the Plan or the Committee, the Company, any Subsidiary or any Affiliate from granting any Cash Awards outside of the Plan that are not intended to be Qualified Performance Award; provided, however, that, at the time of grant of Full Value Awards or Cash Awards by the Committee, the Committee shall designate whether such Awards are intended to constitute a Qualified Performance Award. To the extent that the provisions of this Section 7 reflect the requirements applicable to "qualified performance-based compensation" within the meaning of Code

Section 162(m), such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute a Qualified Performance Award or that is not subject to Code Section 162(m) at the time of payment.

            8.    Change in Control.    The effect, if any, of a Change in Control on Awards outstanding under the Plan shall be set forth in the Award Agreement.

            9.    General Provisions.

            (a)    Compliance with Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Committee may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

            (b)    Limits on Transferability; Beneficiaries.

                (i)    Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, if provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this Section 9(b), if provided by the Committee, Awards may be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code Section 422.

                (ii)    Upon the death of a Participant prior to distribution of all of his rights under the Plan, any payments or benefits to which he may be entitled under an Award under the Plan will be distributed to the Participant's Beneficiary. This provision applies to payments and benefits distributable upon vesting or after expiration of any mandatory or elective deferral period, and also to the right to exercise any Option or SAR during any period in which the Award is outstanding and exercisable. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

            (c)   For purposes of the Plan, a Participant's "Beneficiary" means the person, persons, trust or trusts designated as being entitled to receive the benefits under a Participant's Award upon and following such Participant's death.

            (d)    Tax Provisions.    The Company and any Subsidiary or Affiliate is authorized to withhold from any Award or payment relating to an Award under the Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with such Award or payment, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any such Award or payment. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

            (e)    Changes to the Plan.    The Board may, at any time, suspend, amend or terminate the Plan or the Committee's authority to grant Awards under the Plan, without the consent of the Company's stockholders or any Participants or Beneficiaries, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected Beneficiary), materially adversely affect the rights of any Participant or Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board or the Committee, if applicable (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant, and any discretion that is reserved by the Board or Committee with respect to an Award is unaffected by this provision); provided, however that (i) adjustments pursuant to Section 4(e) shall not be subject to the foregoing limitations of this Section 9(e); (ii) the provisions of Section 6(b)(iii) (relating to Option and SAR repricing) cannot be amended unless the amendment is approved by the Company's stockholders; and (iii) no other amendment shall be made to the Plan without the approval of the Company's stockholders if such approval is required by law or the rules of any stock exchange on which the Stock is listed. It is the intention of the Company that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to Code Section 409A, the Plan and the Awards comply with the requirements of Code Section 409A and that the Board shall have the authority to amend the Plan as it deems necessary or desirable to conform to Code Section 409A. Notwithstanding the foregoing, the Company does not guarantee that Awards under the Plan will comply with Code Section 409A and the Committee is under no obligation to make any changes to any Award to cause such compliance.

            (f)    Right of Setoff.    The Company or any Subsidiary or Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a Subsidiary or Affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company. The Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 9(f).

            (g)    Liability for Cash Payments.    Subject to the provisions of the Plan, each of the Company, its Subsidiaries and its Affiliates shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such payment is attributable to the services rendered for that entity by the Participant. Any disputes relating to liability of as Subsidiary or Affiliate for cash payments shall be resolved by the Committee.

            (h)    Awards to Participants Outside the United States.    Other provisions of the Plan to the contrary notwithstanding, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws and customary business practices in other countries in which the Company or any Subsidiary or Affiliate operates or has employees, the Committee shall have the power and authority to (A) determine which Participants employed outside the United States or subject to non-United States tax laws are eligible to participate in the Plan, (B) modify the terms and conditions of Awards granted to or held by such Participants, (C) establish subplans, modify exercise procedures and other terms and procedures relating to Awards granted or held by such Participants to the extent such actions may be necessary or advisable, and (D) take such other actions as the Committee may deem necessary or appropriate so that the value and other benefits of an Award to such a Participant, as affected by foreign tax laws and other applicable restrictions, shall be comparable to the value of such an Award to a Participant who is resident or employed in the United States. An Award may be modified under this Section 10(h) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

            (i)    Limitation on Rights Conferred under Plan.    Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or Affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or Affiliate to terminate any Eligible Person's or Participant's employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award. No Award shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or Affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by applicable law, or by any such other plan or arrangement with specific reference to Awards under this Plan).

            (j)    Plan Effective Date and Termination.    Unless earlier terminated by action of the Board, the authority of the Committee to make grants under the Plan will terminate on the date that is ten (10) years after the latest date upon which stockholders of the Company have approved the Plan. The Plan is unlimited in duration and will remain in effect until such time as the Company has no further rights or obligations with respect to outstanding Awards or otherwise under the Plan. Any Awards made under the Plan prior to the approval of this Restatement shall continue to be subject to the terms and conditions of the Plan in effect prior to this Restatement. If this Restatement is not approved by the Company's stockholders, Awards may continue to be made under the Plan as in effect prior to the Restatement subject to the terms and conditions thereof.

            (k)    Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to conflict of law principles, and applicable provisions of federal law.

            (l)    Code Section 409A Provisions.    Unless otherwise provided in an Award Agreement and subject to the terms of any deferred compensation plan pursuant to which Awards under the Plan are permitted to be deferred, the following shall apply to any Award under the Plan that is subject to Code Section 409A:

              (i)    Six Month Delay.    If any payment under an Award is subject to Code Section 409A and if (A) such payment is to be paid on account of the Participant's Separation from Service, (B) the Participant is a specified employee (within the meaning of Code Section), and (C) any such payment is required to be made prior to the first day of the seventh month following the Participant's Separation from Service, then such payment shall be delayed until the first day of the seventh month following the Participant's Separation from Service. Any delayed payment shall be made without liability for interest or other loss of investment opportunity.

              (ii)    Intention and Interpretation.    The Company intends that any amounts or benefits payable or provided under any Awards under the Plan be exempt from or comply with the provisions of Code Section 409A so as not to subject Participant's to the payment of the tax, interest and any tax penalty which may be imposed under Code Section 409A. The provisions of the Plan and Awards issued hereunder shall be interpreted in a manner consistent with such intent. In furtherance thereof, to the extent that any provision hereof would otherwise result in a Participant being subject to payment of tax, interest and tax penalty under Code Section 409A, the Company agrees to amend the Plan or the Award Agreement in a manner that brings the Plan or Award Agreement into compliance with Code Section 409A while preserving to the maximum extent possible the economic value of the relevant payment or benefit under the Plan or the Award Agreement to the Participant.

            (m)    Separation from Service.    In the case of any Award that is subject to Code Section 409A, the term "separation from service" (or termination of employment or service or similar concepts) shall mean the date of cessation of a Participant's employment or service relationship with the Company and its Affiliates and Subsidiaries for any reason, with or without cause, as determined by the Company in accordance with Code Section 409A determined without application of any alternative levels of reductions of bona fide services permitted thereunder.

            (n)    No Representations of Tax Treatment.    The Company makes no representations or guarantees relating to the tax treatment of payments and benefits under the Plan or any Award Agreement. None of the Company, any of its Subsidiaries or any of its Affiliates shall have any obligation to pay any tax (including any penalty or excise tax) on behalf of a Participant.

Appendix A — Definitions

            (a)   "Affiliate" means a corporation or other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Company. For purposes of the Plan, an ownership interest of more than fifty percent (50%) shall be deemed to be a controlling interest. For purposes of the Plan, a joint venture in which the Company or a Subsidiary has a substantial direct or indirect equity investment shall be deemed an Affiliate, if so determined by the Committee.

            (b)   "Award" means any Option, SAR, Full Value Award or Cash Incentive Award granted under the Plan, together with any related right or interest, granted to a Participant under the Plan.

            (c)   Change in Control" shall be deemed to occur for purposes of the Plan on first to occur of any of the following:

              (i)    Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") shall have become the direct or indirect beneficial owner of thirty percent (30%) or more of (i) the then outstanding shares of common stock of the Company (the "Outstanding MJN Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding MJN Voting Securities")(other than, in each case, in connection with a merger or consolidation as a result of which (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company, (2) the direct or indirect holders of the common stock and the voting securities of such holding company immediately following the transaction are substantially the same as the holders of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities, as the case may be, immediately prior to the transaction, and (3) immediately following the transaction no Person is the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the common stock or the voting securities of such holding company);

              (ii)    The consummation of a reorganization, merger, statutory share exchange, consolidation, or similar transaction involving the Company or any of its Subsidiaries or Affiliates, the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole), or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity surviving or resulting from such Business Combination (including an entity that, as a result of such transaction, owns all or substantially all of the common stock or the voting securities of the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding MJN Common Shares and the Outstanding MJN Voting Securities, as the case may be, (ii) no Person (excluding the Company or any employee benefit plan (or related trust) of the Company or such entity surviving or resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity surviving or resulting from such Business Combination (or any parent thereof) or the combined voting power of the then outstanding voting securities of such entity (or any parent thereof) entitled to vote generally in the election of members of the board of directors (or, for a non-corporate entity, equivalent governing body) and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity surviving or resulting from such Business Combination (or any parent thereof) were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such Business Combination;

              (iii)   The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

              (iv)   There shall have been a change in the composition of the Board within a two (2) year period such that a majority of the Board does not consist of directors who were serving at the beginning of such period together with directors whose initial nomination for election by the Company's stockholders or, if earlier, initial appointment to the Board was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period together with the directors who were previously so approved (either by a specific vote of approval or by approval of the Company's proxy statement in which such person was named as a nominee for election as a director).

            (d)   "Disability" means an event which results in the Participant being (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or any Subsidiary.

            (e)   "Dividend Equivalent" means a right, granted under with respect to an Award under the Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

            (f)    "Performance Goal" means an objectively determinable level of performance (whether or not related to Business Criteria) established by the Committee that must be attained during a Performance Period in order to earn a performance-based award. In the case of Awards that are intended to Qualified Performance Awards, the Performance Goals shall be based on one or more of the Business Criteria and shall otherwise satisfy the requirements of the Plan relating to Qualified Performance Awards.

            (g)   "Performance Period" means, with respect to a performance-based award, the period over which the level of achievement of Performance Goals shall be assessed, as established by the Committee.

            (h)   "Retirement" means a Participant's termination of employment with the Company or a Subsidiary or Affiliate in the following circumstances:

              (i)    At or after the Participant's 65th birthday; or

              (ii)    At or after the Participant's 55th birthday having completed ten (10) years of service with the Company and/or any Subsidiary or Affiliate; or

              (iii)   Such termination is by the Company or a Subsidiary or Affiliate not for cause and is not voluntary on the part of the Participant, at or after the Participant has attained age plus years of service (rounded up to the next higher whole number) which equals at least seventy (70) and the Participant has completed ten (10) years of service with the Company and/or its Subsidiaries and/or Affiliates, and the Participant has executed a general release and has agreed to be subject to covenants relating to noncompetition, nonsolicitation and other commitments for the protection of the Company's business as then may be required by the Committee.

            (i)    "Subsidiary" means any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Code Section 424(f).

MAP AND DIRECTIONS TO
2015 ANNUAL MEETING OF STOCKHOLDERS OF MEAD JOHNSON NUTRITION COMPANY

The Glen Club
2901 W. Lake Avenue
Glenview, Illinois 60026

From Downtown Chicago

               I-90/I-94 West approximately 7 miles; I-90 and I-94 split at this point—Continue on I-94 West approximately 8 miles—Exit Lake Ave. West—Drive west 3 miles to Patriot Blvd.—Turn right (north)—Drive north 1 mile (past stop sign at Chestnut) to West Lake Ave—Turn left (west)—Drive West on West Lake Ave.—Entrance to The Glen Club is approximately 200 yards on the left.

From O'Hare Airport

               I-190 East to I-294 North toward Wisconsin—Continue on I-294 North approximately 8 miles—Exit Willow Rd. East—Drive east 2.3 miles to Patriot Blvd.—Turn right (south) and continue on for approximately 0.8 miles to West Lake Ave.—Turn right (west)—Drive West on West Lake Ave.—Entrance to The Glen Club is approximately 200 yards on the left.

From the West

               I-90 East to I-294 North toward Wisconsin—Continue on I-294 North approximately 8 miles—Exit Willow Rd. East—Drive east 2.3 miles to Patriot Blvd.—Turn right (south) and continue on for approximately 0.8 miles to West Lake Ave.—Turn right (west)—Drive West on West Lake Ave.—Entrance to The Glen Club is approximately 200 yards on the left.

From the North

               I-94 East—Keep right and merge on to I-294 South toward Indiana/O'Hare—Continue on I-294 South approximately 3.5 miles—Exit Willow Rd. towards Northbrook/Glenview—Turn left (east) and continue on for approximately 2.3 miles to Patriot Blvd.—Turn right (south) and continue on for approximately 0.8 miles to West Lake Ave.—Turn right (west)—Drive West on West Lake Ave.—Entrance to The Glen Club is approximately 200 yards on the left.

From the South

               I-294 North toward Wisconsin—Exit Willow Rd. East—Drive east 2.3 miles to Patriot Blvd.—Turn right (south) and continue on for approximately 0.8 miles to West Lake Ave.—Turn right (west)—Drive West on West Lake Ave.—Entrance to The Glen Club is approximately 200 yards on the left.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time, Wednesday, April 29, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

MEAD JOHNSON NUTRITION COMPANY 2701 PATRIOT BOULEVARD GLENVIEW, IL 60026-8039
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time, Wednesday, April 29, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M80979-P58694	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MEAD JOHNSON NUTRITION COMPANY

The Board of Directors recommends a vote “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4.
1.	Election of Directors

	Nominees:	For	Against	Abstain			For	Against	Abstain

	1a. Steven M. Altschuler, M.D.	☐	☐	☐		1j. Peter G. Ratcliffe	☐	☐	☐

	1b. Howard B. Bernick	☐	☐	☐		1k. Michael A. Sherman	☐	☐	☐

	1c. Kimberly A. Casiano	☐	☐	☐		1l. Elliott Sigal, M.D., Ph.D.	☐	☐	☐

	1d. Anna C. Catalano	☐	☐	☐		1m. Robert S. Singer	☐	☐	☐

	1e. Celeste A. Clark, Ph.D.	☐	☐	☐

	1f. James M. Cornelius	☐	☐	☐	2.	Advisory approval of named executive officer compensation	☐	☐	☐

	1g. Stephen W. Golsby	☐	☐	☐
					3.	Approval of the Mead Johnson Nutrition Company Long-Term Incentive Plan	☐	☐	☐
	1h. Michael Grobstein	☐	☐	☐

	1i. Peter Kasper Jakobsen	☐	☐	☐	4.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2015	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐ Yes	☐ No		HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All  holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

2701 Patriot Boulevard

Glenview, Illinois 60026-8039

(847) 832-2420

March 23, 2015

Dear Fellow Stockholder:

We are pleased to invite you to attend our Annual Meeting of Stockholders (“Annual Meeting”) on April 30, 2015, at 9:00 a.m. Central Daylight Time, at the Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend in person, you can ensure that the shares are represented at the Annual Meeting by promptly voting and submitting your proxy by Internet or by telephone or by signing, dating and returning your proxy card in the enclosed envelope.  If you attend the Annual Meeting, you may revoke your proxy and vote in person.

Sincerely,

James M. Cornelius	Peter Kasper Jakobsen
Chairman of the Board of Directors	President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 30, 2015:

The Proxy Statement relating to our 2015 Annual Meeting of Stockholders, the Proxy Card, our Annual Report to Stockholders for the year ended December 31, 2014 and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.meadjohnson.com/proxymaterials.

M80980-P58694

MEAD JOHNSON NUTRITION COMPANY
This Proxy and Voting Instruction Card is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on April 30, 2015

The stockholder(s) hereby appoint(s) Patrick M. Sheller and Erin R. McQuade, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote all of the shares of common stock of MEAD JOHNSON NUTRITION COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. CDT on April 30, 2015, at the Glen Club, 2901 W. Lake Avenue, Glenview, Illinois 60026, as designated on the reverse side of this proxy and voting instruction card and in their discretion with respect to any other matters that may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.

This card also provides voting instructions for any shares of common stock held on the undersigned’s behalf in the Mead Johnson & Company, LLC Retirement Savings Plan and/or the Mead Johnson Nutrition (Puerto Rico) Inc. Retirement Savings Plan. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side